UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21667

Fidelity Central Investment Portfolios LLC
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2014

Item 1. Reports to Stockholders

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2014

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are the registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

EMQ-ANN-1114
1.876933.105

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® Emerging Markets Equity Central Fund	8.72%	6.61%	16.05%

A From December 9, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets (EM) stocks experienced some ups and downs during the 12 months ending September 30, 2014, with the MSCI Emerging Markets Index gaining 4.66%. After starting off 2014 on rough footing, EM stocks rallied amid improved global financial conditions, lower global bond yields, favorable election results in some key countries and stabilizing economic conditions. In the second quarter of 2014, EM equities posted their largest calendar-quarter return since 2012, due partly to declining global interest rates making it cheaper for companies to access capital, as well as significant easing of monetary policy in China. It wasn't all positive, though, as volatility struck in late summer amid escalating geopolitical tension, causing EM equities to retreat sharply in September, a drop exacerbated by a strong U.S. dollar. Full-year returns across the individual country components of the MSCI index were mixed, with large constituent India (+38%) supported by optimism about the May election of Prime Minister Narendra Modi, whereas Russian stocks (-19%) suffered a broad sell-off due to the country's heated annexation of the Crimean peninsula.

Comments from James Hayes, Co-Portfolio Manager of Fidelity® Emerging Markets Equity Central Fund, along with Tim Gannon, Sam Polyak, Gregory Lee, Per Johansson and Douglas Chow: For the year, the fund gained 8.72%, well ahead of its MSCI benchmark. Relative performance was driven by security selection in the financials, consumer staples and industrials sectors. The fund's top individual contributor was AMOREPACIFIC Group, a South Korea-based beauty and skincare products company that saw its stock gain on consecutive quarters of better-than-expected financial results, largely attributable to increased market share in China. In financials, a non-index stake in India-based Axis Bank helped performance, as Axis and the Indian market overall continued to gain on optimism related to the country's pro-business prime minister-elect, Narendra Modi. We nearly doubled our stake here due to an attractive valuation. On the downside, picks in information technology hurt performance the most, including a non-index stake in LED light manufacturer Seoul Semiconductor. We established the position in March because we expected the firm to benefit from a multiyear replacement cycle from incandescent to LED bulbs. Our biggest relative detractor was an overweighting in Sberbank Russia, a private bank that suffered along with Russian stocks overall amid geopolitical tension in the region.

Note to shareholders: Effective September 30, 2014, Per Johansson and Douglas Chow are no longer co-managers of the fund, and Gregory Lee and Tim Gannon are responsible for the energy and information technology subportfolios, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 to September 30, 2014
Actual	.1193%	$ 1,000.00	$ 1,045.30	$ .61
HypotheticalA		$ 1,000.00	$ 1,024.47	$ .61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2014
Korea (South) 19.0%
Brazil 10.4%
India 8.0%
Cayman Islands 7.6%
Taiwan 7.0%
China 6.5%
Mexico 5.9%
South Africa 5.2%
United States of America* 4.4%
Other 26.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of March 31, 2014
Korea (South) 18.3%
Brazil 9.5%
Taiwan 7.8%
China 7.5%
Cayman Islands 7.4%
India 7.0%
United States of America* 6.0%
Mexico 5.2%
South Africa 5.1%
Other 26.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.1	97.1
Short-Term Investments and Net Other Assets (Liabilities)	2.9	2.9
Top Ten Stocks as of September 30, 2014
	% of fund' net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.3	4.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.3	3.4
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.6	1.3
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	2.5
Naspers Ltd. Class N (South Africa, Media)	1.5	1.6
Daewoo International Corp. (Korea (South), Trading Companies & Distributors)	1.5	0.6
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.4	1.7
NAVER Corp. (Korea (South), Internet Software & Services)	1.3	1.1
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.3	1.4
America Movil S.A.B. de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.2	0.8
	19.0
Market Sectors as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.5	24.7
Information Technology	17.6	16.3
Industrials	8.7	8.3
Energy	8.7	9.3
Consumer Staples	8.4	8.1
Consumer Discretionary	8.3	9.2
Materials	7.5	9.1
Telecommunication Services	7.0	6.5
Utilities	2.1	2.5
Health Care	2.1	1.5

Annual Report

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value
Argentina - 0.4%
Grupo Financiero Galicia SA sponsored ADR (d)	62,570	$ 889,120
YPF SA Class D sponsored ADR	28,540	1,055,695
TOTAL ARGENTINA		1,944,815
Austria - 0.2%
C.A.T. oil AG (Bearer)	39,722	757,078
Bailiwick of Jersey - 0.1%
Atrium European Real Estate Ltd.	114,440	595,519
Petrofac Ltd.	300	5,043
TOTAL BAILIWICK OF JERSEY		600,562
Bermuda - 2.2%
Aquarius Platinum Ltd. (Australia) (a)	3,235,174	963,069
BW Offshore Ltd.	524,006	655,747
Cosan Ltd. Class A	86,792	933,882
Golar LNG Ltd.	24,500	1,626,800
GP Investments Ltd. Class A (depositary receipt) (a)	320,507	627,200
Hoegh LNG Holdings Ltd. (a)	77,100	1,179,046
Odfjell Drilling A/S	220,600	903,036
Shangri-La Asia Ltd.	1,044,000	1,548,888
Yue Yuen Industrial (Holdings) Ltd.	545,000	1,652,930
TOTAL BERMUDA		10,090,598
Brazil - 4.1%
BM&F BOVESPA SA	606,300	2,771,728
BR Properties SA	208,400	1,106,812
Cosan SA Industria e Comercio	66,105	1,062,433
Fibria Celulose SA (a)	134,400	1,473,719
Kroton Educacional SA	168,824	1,060,775
Localiza Rent A Car SA	123,700	1,793,530
Mills Estruturas e Servicos de Engenharia SA	128,200	937,506
Minerva SA (a)	400,200	2,100,938
Natura Cosmeticos SA	151,000	2,281,271
Qualicorp SA (a)	101,300	1,002,343
Smiles SA	109,700	1,738,887
T4F Entretenimento SA (a)	175,450	254,457
Ultrapar Participacoes SA	50,700	1,073,135
TOTAL BRAZIL		18,657,534
British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	29,690	834,586
Common Stocks - continued
	Shares	Value
Canada - 0.8%
First Quantum Minerals Ltd.	42,700	$ 824,299
Goldcorp, Inc.	66,500	1,533,131
Pan American Silver Corp.	75,200	825,696
Torex Gold Resources, Inc. (a)	373,600	490,372
TOTAL CANADA		3,673,498
Cayman Islands - 7.6%
58.com, Inc. ADR (d)	38,700	1,441,575
Alibaba Group Holding Ltd. sponsored ADR	17,000	1,510,450
Anta Sports Products Ltd.	912,000	1,858,096
Anton Oilfield Services Group	508,000	150,473
China Lodging Group Ltd. ADR (a)	69,254	1,784,676
China ZhengTong Auto Services Holdings Ltd.	2,144,700	1,253,976
Cimc Enric Holdings Ltd.	1,002,000	1,001,374
E-House China Holdings Ltd. ADR	99,700	949,144
Eurasia Drilling Co. Ltd. GDR (Reg. S)	45,625	1,295,750
GCL-Poly Energy Holdings Ltd. (a)	11,737,000	4,307,933
Greatview Aseptic Pack Co. Ltd.	1,382,000	907,706
Haitian International Holdings Ltd.	451,000	1,024,571
Hengan International Group Co. Ltd.	190,500	1,873,143
Hilong Holding Ltd.	2,475,000	1,051,855
Silergy Corp.	44,942	354,572
SINA Corp. (a)	20,350	837,199
Tencent Holdings Ltd.	490,800	7,303,815
Tingyi (Cayman Islands) Holding Corp.	970,000	2,548,407
Uni-President China Holdings Ltd.	2,202,400	2,201,024
Xueda Education Group sponsored ADR	98,800	287,508
Yingde Gases Group Co. Ltd.	1,035,500	978,843
TOTAL CAYMAN ISLANDS		34,922,090
Chile - 0.9%
Embotelladora Andina SA ADR	12,200	197,030
Empresa Nacional de Electricidad SA	758,093	1,107,734
Inversiones La Construccion SA	105,129	1,407,754
Vina Concha y Toro SA	719,676	1,402,837
TOTAL CHILE		4,115,355
China - 6.5%
Anhui Conch Cement Co. Ltd. (H Shares)	350,000	1,117,858
BBMG Corp. (H Shares)	1,437,000	995,648
China Life Insurance Co. Ltd. (H Shares)	1,742,300	4,842,855
China Pacific Insurance Group Co. Ltd. (H Shares)	1,045,700	3,676,518
China Petroleum & Chemical Corp. (H Shares)	1,818,000	1,590,101
Common Stocks - continued
	Shares	Value
China - continued
China Suntien Green Energy Corp. Ltd. (H Shares)	2,944,850	$ 735,753
China Telecom Corp. Ltd. (H Shares)	5,655,100	3,466,683
Industrial & Commercial Bank of China Ltd. (H Shares)	9,894,000	6,183,817
Maanshan Iron & Steel Ltd. (H Shares) (a)	4,582,000	997,261
PetroChina Co. Ltd.:
(H Shares)	658,000	843,328
sponsored ADR (d)	3,500	449,785
PICC Property & Casualty Co. Ltd. (H Shares)	2,103,400	3,727,411
Sinopec Engineering Group Co. Ltd. (H Shares) (e)	1,055,000	1,137,221
TOTAL CHINA		29,764,239
Colombia - 0.6%
BanColombia SA sponsored ADR	49,410	2,802,535
Denmark - 1.1%
Auriga Industries A/S Series B (a)	29,108	1,513,791
Vestas Wind Systems A/S (a)	94,800	3,706,072
TOTAL DENMARK		5,219,863
Egypt - 0.3%
Citadel Capital Corp. (a)	2,009,300	1,216,812
France - 0.2%
Technip SA	8,870	746,249
Greece - 0.5%
National Bank of Greece SA (a)	624,300	1,826,064
Public Power Corp. of Greece (a)	52,940	628,539
TOTAL GREECE		2,454,603
Hong Kong - 2.2%
China Power International Development Ltd.	2,735,500	1,268,254
China Resources Power Holdings Co. Ltd.	439,320	1,185,310
China Unicom Ltd.	1,134,990	1,702,196
CNOOC Ltd.	936,000	1,614,197
CNOOC Ltd. sponsored ADR (d)	2,700	465,858
Far East Horizon Ltd.	1,912,100	1,711,443
Sinotruk Hong Kong Ltd.	1,759,500	953,978
Techtronic Industries Co. Ltd.	446,000	1,289,490
TOTAL HONG KONG		10,190,726
India - 8.0%
Adani Ports & Special Economic Zone	332,154	1,488,365
Axis Bank Ltd. (a)	817,997	5,001,729
Bharti Airtel Ltd. (a)	399,592	2,614,057
Common Stocks - continued
	Shares	Value
India - continued
Bharti Infratel Ltd.	600,584	$ 2,857,961
Eicher Motors Ltd.	12,968	2,506,505
Grasim Industries Ltd.	29,828	1,789,090
ITC Ltd. (a)	558,408	3,337,466
JK Cement Ltd.	118,361	1,063,319
LIC Housing Finance Ltd.	213,355	1,121,199
Lupin Ltd.	105,187	2,489,794
MindTree Consulting Ltd.	32,895	625,796
Petronet LNG Ltd. (a)	605,053	1,836,454
Phoenix Mills Ltd.	275,930	1,509,062
Power Grid Corp. of India Ltd.	431,652	942,540
SREI Infrastructure Finance Ltd.	1,300,015	995,895
State Bank of India	36,622	1,446,019
Tata Consultancy Services Ltd.	28,753	1,270,350
Tech Mahindra Ltd.	40,737	1,637,438
Yes Bank Ltd.	205,380	1,861,275
TOTAL INDIA		36,394,314
Indonesia - 2.0%
PT AKR Corporindo Tbk	3,127,900	1,399,020
PT Bakrieland Development Tbk (a)	59,869,600	245,669
PT Bank Rakyat Indonesia Tbk	4,248,500	3,634,847
PT Kalbe Farma Tbk	12,054,900	1,681,849
PT Telkomunikasi Indonesia Tbk sponsored ADR	43,928	2,112,937
TOTAL INDONESIA		9,074,322
Israel - 0.5%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,420,400	2,453,241
Kenya - 0.3%
Equity Bank Ltd. (a)	2,408,500	1,389,001
Korea (South) - 17.3%
AMOREPACIFIC Group, Inc.	2,864	3,173,625
Daewoo International Corp.	193,256	6,878,774
E-Mart Co. Ltd.	12,533	2,738,382
Fila Korea Ltd.	15,603	1,745,252
Hana Financial Group, Inc.	108,617	3,963,936
Hankook Shell Oil Co. Ltd.	1,665	877,520
Hyundai Industrial Development & Construction Co.	64,993	2,630,647
Hyundai Mobis	19,178	4,672,019
KB Financial Group, Inc.	83,521	3,045,700
KEPCO Plant Service & Engineering Co. Ltd.	11,256	891,987
Korea Electric Power Corp.	45,061	2,048,636
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Korea Zinc Co. Ltd.	3,777	$ 1,396,303
Korean Reinsurance Co.	244,302	2,616,818
KT&G Corp.	1,747	156,492
LG Chemical Ltd.	9,235	2,236,639
LG Corp.	31,959	2,326,604
NAVER Corp.	7,726	5,910,121
Oci Co. Ltd. (a)	6,495	800,370
Samsung C&T Corp.	34,885	2,499,935
Samsung Electronics Co. Ltd.	17,572	19,721,552
Seoul Semiconductor Co. Ltd.	31,100	706,048
Shinhan Financial Group Co. Ltd.	108,771	5,010,921
SK Hynix, Inc. (a)	33,297	1,475,553
SK Telecom Co. Ltd. sponsored ADR (d)	50,830	1,542,182
TOTAL KOREA (SOUTH)		79,066,016
Luxembourg - 0.1%
Globant SA (a)	30,451	428,446
Mexico - 5.9%
America Movil S.A.B. de CV Series L sponsored ADR	227,620	5,736,024
CEMEX S.A.B. de CV sponsored ADR (d)	165,021	2,151,874
El Puerto de Liverpool S.A.B. de CV Class C	161,200	1,860,632
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	38,500	3,543,925
Grupo Aeroportuario del Pacifico SA de CV Series B	211,400	1,427,487
Grupo Aeroportuario Norte S.A.B. de CV	148,900	654,448
Grupo Comercial Chedraui S.A.B. de CV	600,100	2,117,028
Grupo Financiero Banorte S.A.B. de CV Series O	500,400	3,196,032
Grupo Televisa SA de CV (CPO) sponsored ADR	149,500	5,065,060
Macquarie Mexican (REIT)	725,100	1,276,841
TOTAL MEXICO		27,029,351
Netherlands - 0.0%
Fugro NV (Certificaten Van Aandelen)	100	3,027
Nigeria - 2.0%
Guaranty Trust Bank PLC	5,918,283	1,074,574
Guaranty Trust Bank PLC GDR (Reg. S)	251,374	2,262,366
Transnational Corp. of Nigeria PLC	21,631,481	765,716
Zenith Bank PLC	32,286,689	4,827,732
TOTAL NIGERIA		8,930,388
Common Stocks - continued
	Shares	Value
Norway - 0.4%
Statoil ASA	57,900	$ 1,576,373
TGS Nopec Geophysical Co. ASA	290	7,380
TOTAL NORWAY		1,583,753
Philippines - 2.4%
Alliance Global Group, Inc.	3,926,400	2,271,110
LT Group, Inc.	3,335,700	1,160,631
Metropolitan Bank & Trust Co.	1,494,272	2,885,491
PNOC Energy Development Corp.	4,997,500	899,439
Robinsons Land Corp.	7,311,350	3,960,653
TOTAL PHILIPPINES		11,177,324
Poland - 0.8%
Cyfrowy Polsat SA	207,071	1,730,100
Powszechny Zaklad Ubezpieczen SA	11,550	1,679,879
TOTAL POLAND		3,409,979
Puerto Rico - 0.1%
Popular, Inc. (a)	16,200	476,847
Romania - 0.1%
SNGN Romgaz SA GDR (e)	30,151	302,113
Russia - 2.8%
Bashneft OJSC rights 12/31/99 (a)	884	0
E.ON Russia JSC (a)	16,180,200	1,020,538
Gazprom OAO sponsored:
ADR	92,201	643,563
ADR (Reg. S)	334,600	2,355,584
LUKOIL Oil Co. sponsored ADR (United Kingdom)	23,000	1,173,000
Mobile TeleSystems OJSC (a)	196,550	1,468,229
NOVATEK OAO GDR (Reg. S)	9,000	937,800
Sberbank (Savings Bank of the Russian Federation) (a)	2,257,594	4,284,297
TMK OAO GDR (Reg. S)	86,200	784,420
TOTAL RUSSIA		12,667,431
Singapore - 0.7%
Ezion Holdings Ltd.	646,280	916,961
First Resources Ltd.	1,519,000	2,381,438
TOTAL SINGAPORE		3,298,399
South Africa - 5.2%
Alexander Forbes Group Holding (a)	941,332	684,135
Aspen Pharmacare Holdings Ltd.	104,700	3,122,603
Common Stocks - continued
	Shares	Value
South Africa - continued
Barclays Africa Group Ltd.	111,621	$ 1,524,818
Bidvest Group Ltd.	91,248	2,311,376
Blue Label Telecoms Ltd.	544,700	440,288
Impala Platinum Holdings Ltd. (a)	117,300	904,487
JSE Ltd.	111,300	971,566
Life Healthcare Group Holdings Ltd.	479,600	1,893,278
MTN Group Ltd.	243,510	5,143,542
Naspers Ltd. Class N	63,400	6,995,901
TOTAL SOUTH AFRICA		23,991,994
Taiwan - 7.0%
Cathay Financial Holding Co. Ltd.	1,357,150	2,210,611
E.SUN Financial Holdings Co. Ltd.	1,943,086	1,178,499
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,606,782	5,070,712
MediaTek, Inc.	269,000	3,983,711
Taiwan Fertilizer Co. Ltd.	747,600	1,236,170
Taiwan Semiconductor Manufacturing Co. Ltd.	2,861,869	11,393,282
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	179,280	3,617,870
Unified-President Enterprises Corp.	1,614,982	2,803,125
Universal Cement Corp.	686,780	601,666
Voltronic Power Technology Corp.	150	1,179
Yuanta Financial Holding Co. Ltd.	49,475	24,396
TOTAL TAIWAN		32,121,221
Thailand - 1.2%
Kasikornbank PCL (For. Reg.)	445,500	3,215,515
Shin Corp. PLC NVDR	285,700	638,903
Thai Union Frozen Products PCL (For. Reg.)	703,900	1,606,681
TOTAL THAILAND		5,461,099
Turkey - 1.4%
Aygaz A/S	154,400	630,744
Tupras Turkiye Petrol Rafinelleri A/S	67,358	1,353,640
Turkcell Iletisim Hizmet A/S (a)	21,000	109,779
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	92,220	1,211,771
Turkiye Garanti Bankasi A/S	590,200	2,074,414
Turkiye Halk Bankasi A/S	201,300	1,211,399
TOTAL TURKEY		6,591,747
United Arab Emirates - 0.3%
First Gulf Bank PJSC	284,087	1,450,232
Common Stocks - continued
	Shares	Value
United Kingdom - 0.8%
Antofagasta PLC	58,300	$ 681,439
BG Group PLC	81,100	1,497,175
Cairn Energy PLC (a)	447,307	1,279,893
UBS AG London Branch warrants 6/29/15 (a)	40,400	127,745
TOTAL UNITED KINGDOM		3,586,252
United States of America - 1.3%
Cognizant Technology Solutions Corp. Class A (a)	76,108	3,407,355
Facebook, Inc. Class A (a)	32,639	2,579,787
TOTAL UNITED STATES OF AMERICA		5,987,142
TOTAL COMMON STOCKS (Cost $370,438,958)		404,864,782
Nonconvertible Preferred Stocks - 8.4%

Brazil - 6.3%
Ambev SA sponsored ADR	221,200	1,448,860
Banco do Estado Rio Grande do Sul SA	438,200	2,631,617
Braskem SA (PN-A)	233,800	1,547,364
Companhia Paranaense de Energia-Copel:
(PN-B)	3,760	51,214
(PN-B) sponsored (d)	53,110	726,014
Gerdau SA sponsored ADR (d)	357,700	1,716,960
Itau Unibanco Holding SA sponsored ADR	536,690	7,449,257
Marcopolo SA (PN)	838,200	1,362,899
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored (non-vtg.)	20,700	308,223
sponsored ADR	331,460	4,703,417
TIM Participacoes SA sponsored ADR	50,820	1,331,484
Vale SA (PN-A) sponsored ADR	599,700	5,823,087
TOTAL BRAZIL		29,100,396
Chile - 0.2%
Embotelladora Andina SA Class A	293,454	804,555
Korea (South) - 1.7%
Hyundai Motor Co. Series 2	25,145	2,860,230
Samsung Electronics Co. Ltd.	2,114	1,799,490
Samsung Fire & Marine Insurance Co. Ltd.	14,408	2,977,339
TOTAL KOREA (SOUTH)		7,637,059
Nonconvertible Preferred Stocks - continued
	Shares	Value
Russia - 0.2%
Bashneft OJSC (a)	6,539	$ 130,665
Surgutneftegas (a)	1,039,300	712,977
TOTAL RUSSIA		843,642
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $41,515,278)		38,385,652
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.02% 10/9/14 to 12/4/14 (f) (Cost $49,999)	$ 50,000	49,999
Money Market Funds - 3.7%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	11,699,935	11,699,935
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	5,108,675	5,108,675
TOTAL MONEY MARKET FUNDS (Cost $16,808,610)		16,808,610
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $428,812,845)		460,109,043
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(2,673,446)
NET ASSETS - 100%		$ 457,435,597
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
21 NYSE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2014	$ 1,052,835	$ (69,317)

The face value of futures purchased as a percentage of net assets is 0.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,439,334 or 0.3% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,999.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,046
Fidelity Securities Lending Cash Central Fund	35,065
Total	$ 45,111
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables belows, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 37,658,877	$ 37,658,877	$ -	$ -
Consumer Staples	37,876,858	37,876,858	-	-
Energy	39,595,429	31,630,613	7,964,816	-
Financials	120,598,774	91,350,878	29,247,896	-
Health Care	10,189,867	7,700,073	2,489,794	-
Industrials	39,644,876	39,644,876	-	-
Information Technology	80,217,641	61,520,544	18,697,097	-
Materials	34,570,161	32,781,071	1,789,090	-
Telecommunication Services	32,388,989	29,108,785	3,280,204	-
Utilities	10,508,962	7,439,788	3,069,174	-
Government Obligations	49,999	-	49,999	-
Money Market Funds	16,808,610	16,808,610	-	-
Total Investments in Securities:	$ 460,109,043	$ 393,520,973	$ 66,588,070	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (69,317)	$ (69,317)	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 20,514,767
Level 2 to Level 1	$ 1,232,051
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (69,317)
Total Value of Derivatives	$ -	$ (69,317)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $4,932,271) - See accompanying schedule: Unaffiliated issuers (cost $412,004,235)	$ 443,300,433
Fidelity Central Funds (cost $16,808,610)	16,808,610
Total Investments (cost $428,812,845)		$ 460,109,043
Cash		160,409
Foreign currency held at value (cost $1,958,682)		1,959,997
Receivable for investments sold		4,568,652
Receivable for fund shares sold		125,362
Dividends receivable		573,565
Distributions receivable from Fidelity Central Funds		4,289
Receivable for daily variation margin for derivative instruments		1,155
Other receivables		173,649
Total assets		467,676,121

Liabilities
Payable for investments purchased	$ 4,684,969
Payable for fund shares redeemed	235,097
Other payables and accrued expenses	211,783
Collateral on securities loaned, at value	5,108,675
Total liabilities		10,240,524

Net Assets		$ 457,435,597
Net Assets consist of:
Paid in capital		$ 426,362,151
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,073,446
Net Assets, for 2,155,195 shares outstanding		$ 457,435,597
Net Asset Value, offering price and redemption price per share ($457,435,597 ÷ 2,155,195 shares)		$ 212.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 6,894,575
Interest		62
Income from Fidelity Central Funds		45,111
Income before foreign taxes withheld		6,939,748
Less foreign taxes withheld		(803,788)
Total income		6,135,960

Expenses
Custodian fees and expenses	$ 411,792
Independent directors' compensation	1,065
Total expenses before reductions	412,857
Expense reductions	(2,758)	410,099
Net investment income (loss)		5,725,861
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,853,137
Foreign currency transactions	(152,991)
Futures contracts	20,407
Total net realized gain (loss)		6,720,553
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $72,930)	(2,522,897)
Assets and liabilities in foreign currencies	(13,602)
Futures contracts	(60,737)
Total change in net unrealized appreciation (depreciation)		(2,597,236)
Net gain (loss)		4,123,317
Net increase (decrease) in net assets resulting from operations		$ 9,849,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,725,861	$ 10,350,675
Net realized gain (loss)	6,720,553	(12,158,331)
Change in net unrealized appreciation (depreciation)	(2,597,236)	5,659,864
Net increase (decrease) in net assets resulting from operations	9,849,178	3,852,208
Distributions to partners from net investment income	(5,449,955)	(10,195,667)
Affiliated share transactions Proceeds from sales of shares	254,389,112	512,065,644
Reinvestment of distributions	5,449,554	10,171,475
Cost of shares redeemed	(14,069,000)	(530,139,174)
Net increase (decrease) in net assets resulting from share transactions	245,769,666	(7,902,055)
Total increase (decrease) in net assets	250,168,889	(14,245,514)

Net Assets
Beginning of period	207,266,708	221,512,222
End of period	$ 457,435,597	$ 207,266,708
Other Affiliated Information Shares
Sold	1,153,561	2,600,483
Issued in reinvestment of distributions	25,231	51,539
Redeemed	(66,980)	(2,741,389)
Net increase (decrease)	1,111,812	(89,367)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 198.65	$ 195.55	$ 166.54	$ 204.65	$ 169.41
Income from Investment Operations
Net investment income (loss) B	4.39	4.54	4.14	3.61	3.41
Net realized and unrealized gain (loss)	12.94	3.55 E	28.97	(38.40)	34.39
Total from investment operations	17.33	8.09	33.11	(34.79)	37.80
Distributions to partners from net investment income	(3.73)	(4.99)	(4.10)	(3.32)	(2.56)
Net asset value, end of period	$ 212.25	$ 198.65	$ 195.55	$ 166.54	$ 204.65
Total ReturnA	8.72%	4.21%	20.04%	(17.34)%	22.50%
Ratios to Average Net AssetsC, F
Expenses before reductions	.15%	.13%	.16%	.12%	.12%
Expenses net of fee waivers, if any	.15%	.13%	.16%	.12%	.12%
Expenses net of all reductions	.15%	.13%	.16%	.12%	.12%
Net investment income (loss)	2.07%	2.24%	2.19%	1.67%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,436	$ 207,267	$ 221,512	$ 250,684	$ 394,562
Portfolio turnover rateD	84%	183%	103%	126%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2014

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,092,582
Gross unrealized depreciation	(20,942,389)
Net unrealized appreciation (depreciation) on securities	$ 28,150,193

Tax Cost	$ 431,958,850

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $20,407 and a change in net unrealized appreciation (depreciation) of $(60,737) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $466,471,274 and $229,809,576, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc.( the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,155 for the period.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the

Annual Report

7. Security Lending - continued

obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $35,065. During the period there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $1,065.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,693.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Markets Equity Central Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2014

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMRC and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® International Equity
Central Fund

Annual Report

September 30, 2014

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTCEN-ANN-1114
1.859208.106

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Equity Central Fund	4.24%	6.88%	-0.63%

A From December 10, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stock markets underperformed domestic equities for the 12 months ending September 30, 2014, amid renewed global economic concerns and foreign-exchange weakness, given a firming U.S. dollar. The MSCI ACWI (All Country World Index) ex USA Index rose 4.90%, versus 19.73% for the S&P 500® Index. From a geographic perspective, Canada (+12%) boasted strong performance propelled by an improving economy, low volatility and rising corporate profits. The U.K. (+6%) and Europe (+6%) also outperformed for the full year, entirely due to strong results in the first half of the period when observed economic stabilization fueled positive sentiment and interest rates were ultra low. Europe declined in the latter half of the period, however, partly due to perceived risk to the region's trade relationship with Russia amid fighting in Ukraine. Asia-Pacific ex Japan (+4%) performed roughly in line with the international index, partly impeded by mining-industry malaise in Australia (-1%) and currency headwinds generally. Elsewhere, emerging markets (+4%) saw mixed performance. Results were strongest across markets in emerging Asia, particularly India (+38%), which benefited from optimism that the pro-business government under Narendra Modi would revive the country's economy. Lastly, Japan (+1%) lagged as exports and domestic consumption fell following a national sales tax increase in April.

Comments from Doug Chow and Jeffrey Stevens, two of the Co-Portfolio Managers of Fidelity® International Equity Central Fund: For the year, the fund advanced 4.24%, modestly lagging the 4.39% gain of the MSCI EAFE Index. Versus the index, picks in consumer discretionary and materials hurt the most, whereas stock selection in information technology and positioning in consumer staples helped performance. On a geographic basis, selections in Europe - including in the U.K. - were detrimental. Conversely, picks in emerging markets were additive. Among individual stocks, overweighting U.K. bank Standard Chartered hurt the most, as shares fell when the bank faced U.S. fines over its failures to block money laundering. Largely avoiding two strong-performing pharmaceuticals names and benchmark components, Switzerland-based Novartis and Novo Nordisk, located in Denmark, also hurt results. On the flip side, a non-index stake in Netherlands-based AerCap Holdings was the fund's biggest relative contributor. The stock benefited from the integrated aviation company's better-than-expected second-quarter financial results. Two pharma stocks also lifted the fund's results: an overweighting in Japan's Astellas Pharma and an out-of benchmark position in AbbVie.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 to September 30, 2014
Actual	.0108%	$ 1,000.00	$ 969.90	$ .05
HypotheticalA		$ 1,000.00	$ 1,025.01	$ .05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2014
United Kingdom 21.3%
Japan 15.9%
France 8.9%
Germany 7.7%
Switzerland 7.3%
United States of America* 7.2%
Australia 5.1%
Netherlands 3.5%
Belgium 2.9%
Other 20.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of March 31, 2014
United Kingdom 20.6%
Japan 14.9%
France 8.4%
Germany 7.3%
United States of America* 7.2%
Switzerland 6.2%
Australia 5.0%
Netherlands 4.0%
Belgium 3.1%
Other 23.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.3	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.7	2.1
Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.1
Total SA (France, Oil, Gas & Consumable Fuels)	1.7	2.0
Standard Chartered PLC (United Kingdom) (United Kingdom, Banks)	1.5	1.6
KBC Groupe SA (Belgium, Banks)	1.4	1.5
Nestle SA (Switzerland, Food Products)	1.4	1.4
Prudential PLC (United Kingdom, Insurance)	1.3	1.2
Commonwealth Bank of Australia (Australia, Banks)	1.2	1.2
Bayer AG (Germany, Pharmaceuticals)	1.2	1.3
Siemens AG (Germany, Industrial Conglomerates)	1.1	1.2
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	0.9
	13.9
Market Sectors as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	25.1
Industrials	11.6	12.1
Health Care	11.3	10.4
Consumer Staples	11.1	11.0
Consumer Discretionary	10.5	11.2
Materials	7.6	8.0
Energy	6.4	6.8
Information Technology	5.8	4.5
Telecommunication Services	4.9	5.1
Utilities	3.7	3.7

Annual Report

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 5.1%
Australia & New Zealand Banking Group Ltd.	1,131,149	$ 30,622,472
BHP Billiton Ltd.	926,105	27,295,561
Commonwealth Bank of Australia	514,923	33,943,806
CSL Ltd.	186,385	12,103,757
Magellan Financial Group Ltd. (d)	841,717	9,307,872
Spotless Group Holdings Ltd.	5,022,935	7,960,074
Westfield Corp. unit	1,702,788	11,107,026
Woodside Petroleum Ltd.	351,786	12,505,053
TOTAL AUSTRALIA		144,845,621
Austria - 0.3%
Andritz AG	158,600	8,457,499
Bailiwick of Jersey - 0.5%
Regus PLC	2,314,900	6,368,502
UBM PLC	936,800	8,853,982
TOTAL BAILIWICK OF JERSEY		15,222,484
Belgium - 2.9%
Anheuser-Busch InBev SA NV	251,916	27,936,946
Arseus NV	118,600	5,749,237
KBC Ancora (a)	122,100	3,666,543
KBC Groupe SA (a)	753,491	40,128,296
Melexis NV	127,600	5,817,257
TOTAL BELGIUM		83,298,279
Bermuda - 1.0%
Cheung Kong Infrastructure Holdings Ltd.	711,000	4,990,373
Hongkong Land Holdings Ltd.	1,305,000	8,874,000
Kosmos Energy Ltd. (a)	195,500	1,947,180
Oriental Watch Holdings Ltd.	6,224,000	1,402,732
Vostok Nafta Investment Ltd. SDR (a)	1,546,679	9,816,782
TOTAL BERMUDA		27,031,067
British Virgin Islands - 1.0%
Luxoft Holding, Inc. (a)(d)	167,400	6,227,280
Mail.Ru Group Ltd. GDR (Reg. S) (a)	481,800	13,543,398
Michael Kors Holdings Ltd. (a)	100,000	7,139,000
TOTAL BRITISH VIRGIN ISLANDS		26,909,678
Canada - 1.8%
First Quantum Minerals Ltd.	1,001,100	19,325,668
Imperial Oil Ltd.	339,300	16,029,611
Common Stocks - continued
	Shares	Value
Canada - continued
Suncor Energy, Inc.	150,800	$ 5,457,319
West Fraser Timber Co. Ltd.	197,200	9,640,341
TOTAL CANADA		50,452,939
Cayman Islands - 0.7%
Alibaba Group Holding Ltd. sponsored ADR	59,400	5,277,690
Lifestyle International Holdings Ltd.	3,546,500	6,668,371
Value Partners Group Ltd.	11,909,000	8,696,115
TOTAL CAYMAN ISLANDS		20,642,176
Denmark - 0.5%
Pandora A/S	192,600	15,101,333
Finland - 1.6%
Amer Group PLC (A Shares)	482,900	9,703,936
Nokia Corp. (d)	1,097,900	9,322,358
Sampo Oyj (A Shares)	344,300	16,698,936
Tikkurila Oyj	521,500	10,881,403
TOTAL FINLAND		46,606,633
France - 8.9%
Air Liquide SA (d)	199,980	24,392,108
Atos Origin SA	89,720	6,501,217
Carrefour SA	338,403	10,454,691
Christian Dior SA	113,000	18,939,561
GDF Suez	500,200	12,547,103
Hermes International SCA	21,800	6,518,791
Ipsos SA	325,702	8,311,891
Kering SA	48,900	9,860,486
L'Oreal SA	60,200	9,557,676
Orange SA	816,500	12,184,311
Publicis Groupe SA (a)	231,670	15,909,249
Renault SA	111,800	8,098,336
Rexel SA	521,300	9,728,273
Societe Generale Series A	491,400	25,087,189
Suez Environnement SA	276,021	4,669,876
Tarkett SA	128,334	3,434,735
Total SA	368,600	23,868,362
Total SA sponsored ADR (d)	393,300	25,348,185
VINCI SA	320,494	18,622,822
TOTAL FRANCE		254,034,862
Common Stocks - continued
	Shares	Value
Germany - 6.7%
adidas AG	201,500	$ 15,079,396
Bayer AG	239,800	33,589,325
Beiersdorf AG	138,500	11,570,031
Continental AG	45,200	8,600,587
Daimler AG (Germany)	155,967	11,963,453
Deutsche Annington Immobilien SE	751,700	21,818,009
Deutsche Telekom AG	1,002,700	15,177,421
E.ON AG	604,422	11,065,703
GEA Group AG	319,023	13,919,631
RWE AG	199,500	7,774,796
SAP AG (d)	105,791	7,634,897
Siemens AG	273,639	32,560,864
TOTAL GERMANY		190,754,113
Hong Kong - 1.8%
AIA Group Ltd.	4,158,000	21,499,926
Dah Sing Financial Holdings Ltd.	1,424,000	8,656,033
Hysan Development Co. Ltd.	1,951,000	9,020,252
PCCW Ltd.	8,737,000	5,490,970
Power Assets Holdings Ltd.	758,000	6,701,572
TOTAL HONG KONG		51,368,753
India - 0.4%
Housing Development Finance Corp. Ltd.	640,744	10,916,130
Indonesia - 0.9%
PT Bank Central Asia Tbk	10,086,500	10,823,224
PT Bank Danamon Indonesia Tbk Series A	16,235,000	5,202,928
PT Indocement Tunggal Prakarsa Tbk	4,551,100	8,048,929
TOTAL INDONESIA		24,075,081
Ireland - 2.2%
Actavis PLC (a)	45,500	10,978,240
C&C Group PLC	1,764,100	9,373,812
Greencore Group PLC	1,734,154	6,578,498
James Hardie Industries PLC CDI	1,046,121	10,963,697
Perrigo Co. PLC	55,100	8,275,469
Ryanair Holdings PLC sponsored ADR (a)	303,900	17,149,077
TOTAL IRELAND		63,318,793
Common Stocks - continued
	Shares	Value
Israel - 0.9%
Bezeq The Israeli Telecommunication Corp. Ltd.	3,052,800	$ 5,272,638
Teva Pharmaceutical Industries Ltd. sponsored ADR	360,700	19,387,625
TOTAL ISRAEL		24,660,263
Italy - 1.8%
Enel SpA	1,538,296	8,164,254
Eni SpA	137,700	3,267,101
Pirelli & C. SpA	469,100	6,493,764
Prysmian SpA	748,000	13,897,440
Telecom Italia SpA (a)	8,581,300	9,815,090
World Duty Free SpA (a)	780,248	8,918,705
TOTAL ITALY		50,556,354
Japan - 15.9%
AEON Mall Co. Ltd.	505,840	9,653,277
Ain Pharmaciez, Inc.	266,800	6,091,335
Astellas Pharma, Inc.	1,849,900	27,543,986
Broadleaf Co. Ltd.	317,000	5,104,372
Coca-Cola Central Japan Co. Ltd.	179,000	3,553,070
Daikin Industries Ltd.	191,400	11,863,571
East Japan Railway Co.	169,900	12,733,786
Hitachi Ltd.	1,890,000	14,432,414
Honda Motor Co. Ltd.	569,800	19,549,745
Iida Group Holdings Co. Ltd.	394,600	4,828,386
Japan Tobacco, Inc.	612,500	19,920,561
JSR Corp.	896,700	15,640,639
Keyence Corp.	23,600	10,256,613
Komatsu Ltd.	626,300	14,474,516
Lasertec Corp. (d)	220,000	2,675,906
Leopalace21 Corp. (a)	1,469,900	8,068,200
Mitsubishi Electric Corp.	1,587,000	21,133,472
Mitsui Fudosan Co. Ltd.	610,000	18,685,161
Murata Manufacturing Co. Ltd.	110,600	12,575,172
NEC Corp.	1,944,000	6,717,812
Nippon Telegraph & Telephone Corp.	185,300	11,491,247
Nitori Holdings Co. Ltd.	119,200	7,379,695
Nomura Holdings, Inc.	2,182,700	12,985,645
Nomura Real Estate Holdings, Inc.	472,700	8,120,053
OMRON Corp.	339,830	15,430,621
ORIX Corp.	2,173,700	29,986,853
Rakuten, Inc.	551,200	6,347,532
Seven & i Holdings Co., Ltd.	280,900	10,895,360
Common Stocks - continued
	Shares	Value
Japan - continued
SoftBank Corp.	265,800	$ 18,565,836
Sumitomo Realty & Development Co. Ltd.	316,000	11,244,039
Tokio Marine Holdings, Inc.	467,700	14,509,681
Tokyo Gas Co. Ltd.	1,241,000	6,975,851
Toshiba Corp.	2,554,000	11,834,445
Toshiba Plant Systems & Services Corp.	522,100	8,787,751
Toyota Motor Corp.	456,200	26,842,437
VT Holdings Co. Ltd.	922,300	3,304,891
TOTAL JAPAN		450,203,931
Korea (South) - 0.5%
Samchully Co. Ltd.	24,451	3,522,965
Samsung Electronics Co. Ltd.	9,767	10,961,778
TOTAL KOREA (SOUTH)		14,484,743
Luxembourg - 0.4%
Eurofins Scientific SA	38,200	9,890,945
Netherlands - 3.5%
AerCap Holdings NV (a)	379,300	15,513,370
Airbus Group NV	288,500	18,153,906
ASML Holding NV (Netherlands)	165,811	16,423,345
Exact Holdings NV	140,600	4,972,375
ING Groep NV (Certificaten Van Aandelen) (a)	2,016,400	28,661,539
Royal DSM NV	230,424	14,218,614
TOTAL NETHERLANDS		97,943,149
New Zealand - 0.3%
A2 Milk Co. Ltd. (a)	4,088,607	1,851,227
Spark New Zealand Ltd.	2,927,491	6,787,477
TOTAL NEW ZEALAND		8,638,704
Norway - 0.6%
Statoil ASA	326,300	8,883,772
Telenor ASA	425,000	9,327,211
TOTAL NORWAY		18,210,983
Portugal - 0.2%
Energias de Portugal SA	1,228,152	5,359,456
South Africa - 0.2%
Metair Investment Ltd.	1,806,575	5,267,893
Spain - 0.6%
Criteria CaixaCorp SA	20,116	122,490
Common Stocks - continued
	Shares	Value
Spain - continued
Gas Natural SDG SA	184,200	$ 5,423,160
Iberdrola SA	1,728,370	12,377,711
TOTAL SPAIN		17,923,361
Sweden - 2.0%
East Capital Explorer AB (a)(d)	1,053,858	6,805,679
Getinge AB (B Shares)	139,600	3,522,888
Lundin Petroleum AB (a)	201,100	3,402,759
Nordea Bank AB	1,588,000	20,664,246
Svenska Cellulosa AB (SCA) (B Shares)	417,400	9,954,897
Svenska Handelsbanken AB (A Shares)	291,000	13,691,034
TOTAL SWEDEN		58,041,503
Switzerland - 7.3%
Compagnie Financiere Richemont SA Series A	211,410	17,349,925
EFG International	401,788	4,044,394
Julius Baer Group Ltd.	412,390	18,509,387
Lonza Group AG	77,950	9,422,258
Nestle SA	520,448	38,248,259
Novartis AG	164,126	15,455,480
Roche Holding AG (participation certificate)	192,820	56,940,348
Syngenta AG (Switzerland)	62,799	19,885,036
UBS AG	1,641,230	28,529,222
TOTAL SWITZERLAND		208,384,309
United Kingdom - 21.3%
Aberdeen Asset Management PLC	2,430,700	15,781,820
Al Noor Hospitals Group PLC	361,700	5,969,246
AstraZeneca PLC (United Kingdom)	394,185	28,248,418
BG Group PLC	1,550,016	28,614,609
BHP Billiton PLC	458,736	12,688,918
BP PLC	1,539,037	11,258,574
Brit PLC	2,812,887	11,026,350
British American Tobacco PLC (United Kingdom)	562,100	31,674,673
Britvic PLC	712,400	7,714,780
BT Group PLC	2,865,600	17,577,616
Bunzl PLC	521,296	13,606,094
Diageo PLC	773,378	22,305,875
Exova Group Ltd. PLC (a)	1,103,735	3,158,150
GlaxoSmithKline PLC	1,338,400	30,574,603
Hikma Pharmaceuticals PLC	208,749	5,864,705
John Wood Group PLC	282,400	3,477,088
Lloyds Banking Group PLC (a)	23,932,400	29,773,562
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Meggitt PLC	1,963,842	$ 14,364,775
Michael Page International PLC	1,526,600	10,359,712
Mondi PLC	955,700	15,663,757
National Grid PLC	1,042,000	14,978,652
Prudential PLC	1,677,075	37,283,652
Rio Tinto PLC	461,351	22,606,145
Rolls-Royce Group PLC	1,330,770	20,807,909
Royal & Sun Alliance Insurance Group PLC	2,007,675	15,769,226
Royal Dutch Shell PLC Class A (United Kingdom)	834,268	31,886,063
SABMiller PLC	164,300	9,130,647
Scottish & Southern Energy PLC	153,600	3,852,164
St. James's Place Capital PLC	1,647,272	19,494,467
St. Modwen Properties PLC	2,251,800	13,397,355
Standard Chartered PLC:
(Hong Kong)	504,103	9,484,980
(United Kingdom)	2,366,965	43,763,326
The Weir Group PLC	236,530	9,593,934
Unilever PLC	173,899	7,279,054
Vodafone Group PLC	8,278,928	27,280,942
TOTAL UNITED KINGDOM		606,311,841
United States of America - 5.4%
AbbVie, Inc.	416,800	24,074,368
Accuray, Inc. (a)(d)	1,393,600	10,117,536
Akorn, Inc. (a)	62,400	2,263,248
Altria Group, Inc.	148,400	6,817,496
Amdocs Ltd.	124,400	5,707,472
Anadarko Petroleum Corp.	24,100	2,444,704
Chevron Corp.	44,600	5,321,672
Coca-Cola Enterprises, Inc.	138,700	6,152,732
Constellation Brands, Inc. Class A (sub. vtg.) (a)	82,100	7,155,836
Facebook, Inc. Class A (a)	84,400	6,670,976
Fossil Group, Inc. (a)	141,300	13,268,070
Kroger Co.	61,900	3,218,800
Lorillard, Inc.	114,100	6,835,731
Mead Johnson Nutrition Co. Class A	77,800	7,485,916
Molson Coors Brewing Co. Class B	109,700	8,166,068
Mondelez International, Inc.	151,800	5,201,427
Monster Beverage Corp. (a)	163,500	14,988,045
Common Stocks - continued
	Shares	Value
United States of America - continued
United Technologies Corp.	143,300	$ 15,132,480
WhiteWave Foods Co. (a)	47,700	1,732,941
TOTAL UNITED STATES OF AMERICA		152,755,518
TOTAL COMMON STOCKS (Cost $2,533,780,564)		2,761,668,394
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Porsche Automobil Holding SE (Germany)	111,600	8,942,273
Volkswagen AG	94,400	19,601,728
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $28,249,801)		28,544,001
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.02% 10/9/14 to 10/23/14 (e) (Cost $319,997)	$ 320,000	319,998
Money Market Funds - 2.1%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	35,039,399	35,039,399
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	24,109,470	24,109,470
TOTAL MONEY MARKET FUNDS (Cost $59,148,869)		59,148,869
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,621,499,231)		2,849,681,262
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(8,280,858)
NET ASSETS - 100%		$ 2,841,400,404
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
41 NYSE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2014	$ 3,771,385	$ (115,015)

The face value of futures purchased as a percentage of net assets is 0.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $177,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 87,763
Fidelity Securities Lending Cash Central Fund	1,740,088
Total	$ 1,827,851
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 300,246,148	$ 247,185,595	$ 46,392,182	$ 6,668,371
Consumer Staples	311,846,384	184,401,577	127,444,807	-
Energy	183,712,052	75,933,571	107,778,481	-
Financials	715,941,177	578,707,557	137,233,620	-
Health Care	319,971,682	188,752,833	131,218,849	-
Industrials	333,616,788	286,581,408	47,035,380	-
Information Technology	166,252,953	132,872,353	33,380,600	-
Materials	211,250,816	128,775,156	82,475,660	-
Telecommunication Services	138,970,759	26,878,296	112,092,463	-
Utilities	108,403,636	93,424,984	14,978,652	-
Government Obligations	319,998	-	319,998	-
Money Market Funds	59,148,869	59,148,869	-	-
Total Investments in Securities:	$ 2,849,681,262	$ 2,002,662,199	$ 840,350,692	$ 6,668,371
Derivative Instruments:
Liabilities
Futures Contracts	$ (115,015)	$ (115,015)	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 66,924,313
Level 2 to Level 1	$ 253,452,407
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (115,015)
Total Value of Derivatives	$ -	$ (115,015)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $23,085,400) - See accompanying schedule: Unaffiliated issuers (cost $2,562,350,362)	$ 2,790,532,393
Fidelity Central Funds (cost $59,148,869)	59,148,869
Total Investments (cost $2,621,499,231)		$ 2,849,681,262
Foreign currency held at value (cost $6,198)		4,258
Receivable for investments sold		9,524,391
Receivable for fund shares sold		807,638
Dividends receivable		11,947,322
Distributions receivable from Fidelity Central Funds		38,879
Total assets		2,872,003,750

Liabilities
Payable to custodian bank	$ 928,907
Payable for investments purchased	3,961,625
Payable for fund shares redeemed	1,437,136
Payable for daily variation margin for derivative instruments	410
Other payables and accrued expenses	165,798
Collateral on securities loaned, at value	24,109,470
Total liabilities		30,603,346

Net Assets		$ 2,841,400,404
Net Assets consist of:
Paid in capital		$ 2,613,648,857
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		227,751,547
Net Assets, for 35,906,719 shares outstanding		$ 2,841,400,404
Net Asset Value, offering price and redemption price per share ($2,841,400,404 ÷ 35,906,719 shares)		$ 79.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 80,048,236
Special dividends		25,072,730
Interest		652
Income from Fidelity Central Funds		1,827,851
Income before foreign taxes withheld		106,949,469
Less foreign taxes withheld		(6,435,295)
Total income		100,514,174

Expenses
Custodian fees and expenses	$ 342,698
Independent directors' compensation	12,410
Interest	748
Total expenses before reductions	355,856
Expense reductions	(12,410)	343,446
Net investment income (loss)		100,170,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $408,012)	153,232,023
Foreign currency transactions	(63,716)
Futures contracts	(2,220,750)
Total net realized gain (loss)		150,947,557
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $51,600)	(135,780,557)
Assets and liabilities in foreign currencies	(546,850)
Futures contracts	(91,421)
Total change in net unrealized appreciation (depreciation)		(136,418,828)
Net gain (loss)		14,528,729
Net increase (decrease) in net assets resulting from operations		$ 114,699,457

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 100,170,728	$ 52,053,832
Net realized gain (loss)	150,947,557	88,321,006
Change in net unrealized appreciation (depreciation)	(136,418,828)	259,382,420
Net increase (decrease) in net assets resulting from operations	114,699,457	399,757,258
Distributions to partners from net investment income	(85,628,602)	(47,443,418)
Affiliated share transactions Proceeds from sales of shares	435,026,118	979,019,652
Reinvestment of distributions	85,628,122	47,443,024
Cost of shares redeemed	(304,202,330)	(131,854,409)
Net increase (decrease) in net assets resulting from share transactions	216,451,910	894,608,267
Total increase (decrease) in net assets	245,522,765	1,246,922,107

Net Assets
Beginning of period	2,595,877,639	1,348,955,532
End of period	$ 2,841,400,404	$ 2,595,877,639
Other Affiliated Information Shares
Sold	5,329,525	13,895,475
Issued in reinvestment of distributions	1,039,112	652,085
Redeemed	(3,718,585)	(1,855,318)
Net increase (decrease)	2,650,052	12,692,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 78.06	$ 65.60	$ 57.85	$ 66.23	$ 65.05
Income from Investment Operations
Net investment income (loss) B	2.74E	2.04	2.08	2.18	1.64
Net realized and unrealized gain (loss)	.64	12.32	7.65	(8.56)	.99
Total from investment operations	3.38	14.36	9.73	(6.38)	2.63
Distributions to partners from net investment income	(2.31)	(1.90)	(1.98)	(2.00)	(1.45)
Net asset value, end of period	$ 79.13	$ 78.06	$ 65.60	$ 57.85	$ 66.23
Total ReturnA	4.24%	22.15%	17.06%	(10.20)%	4.21%
Ratios to Average Net AssetsC, F
Expenses before reductions	.01%	.01%	.02%	.02%	.03%
Expenses net of fee waivers, if any	.01%	.01%	.02%	.02%	.03%
Expenses net of all reductions	.01%	.01%	.02%	.02%	.03%
Net investment income (loss)	3.34% E	2.83%	3.32%	3.10%	2.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,841,400	$ 2,595,878	$ 1,348,956	$ 1,484,633	$ 1,681,422
Portfolio turnover rateD	67%	69%	82%	117%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.50%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2014

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 338,242,144
Gross unrealized depreciation	(126,088,811)
Net unrealized appreciation (depreciation) on securities	$ 212,153,333

Tax Cost	$ 2,637,527,929

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(2,220,750) and a change in net unrealized appreciation (depreciation) of $(91,421) related to its investment in futures contracts. These amount are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities,other than short-term securities, aggregated $2,155,785,000 and $1,952,046,497, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc.( the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser .Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,551 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,754,000.32%		$ 748

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $ 14,176.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,740,088. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $12,410.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity International Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2010 were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Equity Central Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2014

Annual Report

Directors and Officers (Trustee and Officers)

The Trustees, Member of the Advisory Board, and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Directors and Officers (Trustee and Officers) - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMRC and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Equity Sector
Central Funds

Consumer Discretionary Central Fund

Consumer Staples Central Fund

Energy Central Fund

Financials Central Fund

Health Care Central Fund

Industrials Central Fund

Information Technology Central Fund

Materials Central Fund

Telecom Services Central Fund

Utilities Central Fund

Annual Report

September 30, 2014

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ESCIP-ANN-1114
1.831584.108

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 to September 30, 2014
Consumer Discretionary	.0028%
Actual		$ 1,000.00	$ 1,007.40	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .01
Consumer Staples	.0043%
Actual		$ 1,000.00	$ 1,075.90	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Energy	.0033%
Actual		$ 1,000.00	$ 1,019.60	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Financials	.0016%
Actual		$ 1,000.00	$ 1,036.20	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.06	$ .01
Health Care	.0040%
Actual		$ 1,000.00	$ 1,117.60	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Industrials	.0026%
Actual		$ 1,000.00	$ 993.00	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.06	$ .01
Information Technology	.0074%
Actual		$ 1,000.00	$ 1,066.10	$ .04
HypotheticalA		$ 1,000.00	$ 1,025.03	$ .04
Materials	.0040%
Actual		$ 1,000.00	$ 1,005.50	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Telecom Services	.0047%
Actual		$ 1,000.00	$ 1,024.30	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .02
Utilities	.0034%
Actual		$ 1,000.00	$ 1,046.20	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® Consumer Discretionary Central Fund	10.03%	19.74%	11.15%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Discretionary Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Consumer Discretionary Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Peter Dixon, who became Portfolio Manager of Fidelity® Consumer Discretionary Central Fund on July 1, 2014: For the year, the fund gained 10.03%, underperforming the 10.85% return of its sector benchmark, the MSCI U.S. IMI Consumer Discretionary 25-50 Index, and the S&P 500®. The sector lagged the broad market, as stocks here underperformed after a long stretch of superior results. Retailers continued to struggle after a harsh winter, and the group reported weak year-to-date sales across the board. Intense industry competition hurt margins, dampening performance for many stocks in the MSCI index. Despite reductions in personal debt loads, multiple factors weighed on consumers' decisions whether to make discretionary purchases, including concern over rising interest rates, tepid wage growth and an uptick in inflation. Versus the MSCI index, the fund was hurt the most by an overweighting in general merchandise stores and picks in the movies & entertainment group. The largest individual detractor was an overweighting, on average, in off-price retailer Ross Stores. Early in the period, the stock fell on weak financial results, dampened by ongoing softness in retail foot traffic. The stock was not held at period end. Conversely, picks in apparel retail lifted results, including the fund's biggest relative contributor, Foot Locker, a major purveyor of athletic footwear. The firm reported consecutive quarters of earnings surprises on growing demand for specialty sneakers. Investors also liked management's consistent stock-repurchase program and Foot Locker's remodeled stores.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	7.7	5.4
Home Depot, Inc.	6.0	0.0
Comcast Corp. Class A	4.7	0.0
priceline.com, Inc.	4.1	1.8
TJX Companies, Inc.	3.9	2.2
NIKE, Inc. Class B	3.9	2.1
L Brands, Inc.	3.6	0.0
DIRECTV	3.4	3.4
Starbucks Corp.	3.3	1.3
Time Warner Cable, Inc.	3.2	0.0
	43.8
Top Industries (% of fund's net assets)
As of September 30, 2014
Media 30.4%
Specialty Retail 21.4%
Hotels, Restaurants & Leisure 16.6%
Textiles, Apparel & Luxury Goods 10.4%
Internet & Catalog Retail 6.3%
All Others* 14.9%

As of March 31, 2014
Media 26.9%
Specialty Retail 18.9%
Hotels, Restaurants & Leisure 17.3%
Textiles, Apparel & Luxury Goods 12.6%
Multiline Retail 9.1%
All Others* 15.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Consumer Discretionary Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AUTO COMPONENTS - 3.9%
Auto Parts & Equipment - 3.9%
Delphi Automotive PLC	539,373	$ 33,085,140
Tenneco, Inc. (a)	425,800	22,273,598
		55,358,738
AUTOMOBILES - 1.3%
Automobile Manufacturers - 1.3%
Hyundai Motor Co.	45,078	8,140,063
Tata Motors Ltd. (a)	1,227,011	9,937,075
		18,077,138
BEVERAGES - 0.7%
Soft Drinks - 0.7%
Monster Beverage Corp. (a)	118,000	10,817,060
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Diversified Support Services - 1.4%
KAR Auction Services, Inc.	694,024	19,869,907
FOOD PRODUCTS - 1.2%
Packaged Foods & Meats - 1.2%
Associated British Foods PLC	65,100	2,827,333
Keurig Green Mountain, Inc.	108,400	14,106,092
		16,933,425
HOTELS, RESTAURANTS & LEISURE - 16.6%
Casinos & Gaming - 2.6%
Las Vegas Sands Corp.	351,400	21,860,594
Wynn Resorts Ltd.	85,100	15,920,508
		37,781,102
Hotels, Resorts & Cruise Lines - 4.1%
Marriott International, Inc. Class A	265,910	18,587,109
Wyndham Worldwide Corp.	486,438	39,527,952
		58,115,061
Restaurants - 9.9%
Domino's Pizza, Inc.	99,800	7,680,608
Fiesta Restaurant Group, Inc. (a)	302,700	15,038,136
Jubilant Foodworks Ltd. (a)	402,920	8,005,709
McDonald's Corp.	95,700	9,073,317
Ruth's Hospitality Group, Inc.	1,225,000	13,524,000
Starbucks Corp.	631,000	47,615,260
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - CONTINUED
Restaurants - continued
Texas Roadhouse, Inc. Class A	606,504	$ 16,885,071
Yum! Brands, Inc.	340,048	24,476,655
		142,298,756
TOTAL HOTELS, RESTAURANTS & LEISURE		238,194,919
HOUSEHOLD DURABLES - 2.6%
Homebuilding - 1.6%
KB Home (d)	381,500	5,699,610
Lennar Corp. Class A	233,200	9,055,156
PulteGroup, Inc.	494,400	8,731,104
		23,485,870
Household Appliances - 1.0%
Whirlpool Corp.	95,340	13,886,271
TOTAL HOUSEHOLD DURABLES		37,372,141
INTERNET & CATALOG RETAIL - 6.3%
Internet Retail - 6.3%
Amazon.com, Inc. (a)	60,000	19,346,400
HomeAway, Inc. (a)	146,700	5,207,850
Ocado Group PLC (a)	1,392,200	5,980,957
priceline.com, Inc. (a)	51,101	59,204,597
		89,739,804
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Alibaba Group Holding Ltd. sponsored ADR	46,800	4,158,180
LEISURE PRODUCTS - 1.2%
Leisure Products - 1.2%
Brunswick Corp.	392,900	16,556,806
MEDIA - 30.4%
Advertising - 0.0%
MDC Partners, Inc. Class A (sub. vtg.)	41,076	788,248
Broadcasting - 2.6%
ITV PLC	11,186,200	37,683,508
Cable & Satellite - 15.1%
Cablevision Systems Corp. - NY Group Class A (d)	503,600	8,818,036
Comcast Corp. Class A	1,253,500	67,413,230
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Cable & Satellite - continued
DIRECTV (a)	559,725	$ 48,427,407
Naspers Ltd. Class N	290,000	32,000,177
Sirius XM Holdings, Inc. (a)(d)	3,829,900	13,366,351
Time Warner Cable, Inc.	317,900	45,615,471
		215,640,672
Movies & Entertainment - 12.7%
The Walt Disney Co.	1,231,205	109,614,181
Time Warner, Inc.	560,600	42,162,726
Twenty-First Century Fox, Inc. Class A	871,814	29,894,502
		181,671,409
TOTAL MEDIA		435,783,837
MULTILINE RETAIL - 0.9%
General Merchandise Stores - 0.9%
B&M European Value Retail S.A.	639,254	2,849,898
Dollar Tree, Inc. (a)	138,374	7,758,630
Don Quijote Holdings Co. Ltd.	53,700	3,079,763
		13,688,291
SPECIALTY RETAIL - 21.4%
Apparel Retail - 9.5%
Foot Locker, Inc.	517,448	28,795,981
L Brands, Inc.	755,300	50,589,994
TJX Companies, Inc.	943,110	55,803,819
		135,189,794
Automotive Retail - 3.5%
AutoZone, Inc. (a)	53,500	27,266,810
O'Reilly Automotive, Inc. (a)	152,100	22,869,756
		50,136,566
Home Improvement Retail - 6.4%
Home Depot, Inc.	938,600	86,107,164
Lumber Liquidators Holdings, Inc. (a)	102,900	5,904,402
		92,011,566
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 2.0%
Tiffany & Co., Inc.	163,695	$ 15,765,465
World Duty Free SpA (a)	1,152,951	13,178,925
		28,944,390
TOTAL SPECIALTY RETAIL		306,282,316
TEXTILES, APPAREL & LUXURY GOODS - 10.4%
Apparel, Accessories & Luxury Goods - 6.5%
Compagnie Financiere Richemont SA Series A	143,345	11,763,989
G-III Apparel Group Ltd. (a)	136,800	11,335,248
PVH Corp.	330,909	40,089,625
Ralph Lauren Corp.	88,187	14,527,045
Swatch Group AG (Bearer) (Reg.)	51,281	4,490,512
VF Corp.	162,112	10,704,255
		92,910,674
Footwear - 3.9%
NIKE, Inc. Class B	621,293	55,419,336
TOTAL TEXTILES, APPAREL & LUXURY GOODS		148,330,010
TOTAL COMMON STOCKS (Cost $1,263,240,078)		1,411,162,572
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.12% (b)	19,354,259	19,354,259
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	10,833,250	10,833,250
TOTAL MONEY MARKET FUNDS (Cost $30,187,509)		30,187,509
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,293,427,587)		1,441,350,081
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(9,449,258)
NET ASSETS - 100%		$ 1,431,900,823
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,875
Fidelity Securities Lending Cash Central Fund	33,314
Total	$ 56,189
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,411,162,572	$ 1,401,225,497	$ 9,937,075	$ -
Money Market Funds	30,187,509	30,187,509	-	-
Total Investments in Securities:	$ 1,441,350,081	$ 1,431,413,006	$ 9,937,075	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
United Kingdom	3.4%
Bailiwick of Jersey	2.3%
South Africa	2.3%
India	1.3%
Switzerland	1.1%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $10,173,214) - See accompanying schedule: Unaffiliated issuers (cost $1,263,240,078)	$ 1,411,162,572
Fidelity Central Funds (cost $30,187,509)	30,187,509
Total Investments (cost $1,293,427,587)		$ 1,441,350,081
Receivable for investments sold		15,802,715
Dividends receivable		1,087,062
Distributions receivable from Fidelity Central Funds		5,288
Total assets		1,458,245,146

Liabilities
Payable for investments purchased	$ 11,891,971
Payable for fund shares redeemed	3,588,331
Other payables and accrued expenses	30,771
Collateral on securities loaned, at value	10,833,250
Total liabilities		26,344,323

Net Assets		$ 1,431,900,823
Net Assets consist of:
Paid in capital		$ 1,283,997,180
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		147,903,643
Net Assets, for 6,698,803 shares outstanding		$ 1,431,900,823
Net Asset Value, offering price and redemption price per share ($1,431,900,823 ÷ 6,698,803 shares)		$ 213.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 14,624,798
Income from Fidelity Central Funds (including $33,314 from security lending)		56,189
Total income		14,680,987

Expenses
Custodian fees and expenses	$ 43,418
Independent directors' compensation	5,728
Interest	2,531
Total expenses before reductions	51,677
Expense reductions	(5,731)	45,946
Net investment income (loss)		14,635,041
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	237,043,510
Foreign currency transactions	(34,277)
Total net realized gain (loss)		237,009,233
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,327)	(127,267,812)
Assets and liabilities in foreign currencies	(2,921)
Total change in net unrealized appreciation (depreciation)		(127,270,733)
Net gain (loss)		109,738,500
Net increase (decrease) in net assets resulting from operations		$ 124,373,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,635,041	$ 13,217,991
Net realized gain (loss)	237,009,233	148,398,925
Change in net unrealized appreciation (depreciation)	(127,270,733)	154,214,379
Net increase (decrease) in net assets resulting from operations	124,373,541	315,831,295
Distributions to partners from net investment income	(14,218,615)	(12,855,335)
Affiliated share transactions Proceeds from sales of shares	209,578,271	203,639,695
Reinvestment of distributions	14,218,289	12,855,045
Cost of shares redeemed	(242,736,535)	(92,921,968)
Net increase (decrease) in net assets resulting from share transactions	(18,939,975)	123,572,772
Total increase (decrease) in net assets	91,214,951	426,548,732

Net Assets
Beginning of period	1,340,685,872	914,137,140
End of period	$ 1,431,900,823	$ 1,340,685,872
Other Affiliated Information Shares
Sold	995,774	1,240,547
Issued in reinvestment of distributions	67,077	75,950
Redeemed	(1,195,338)	(543,040)
Net increase (decrease)	(132,487)	773,457

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 196.26	$ 150.90	$ 114.27	$ 113.46	$ 92.13
Income from Investment Operations
Net investment income (loss) B	2.23	2.00	1.84	1.65	1.25
Net realized and unrealized gain (loss)	17.43	45.30	36.60	.74	21.31
Total from investment operations	19.66	47.30	38.44	2.39	22.56
Distributions to partners from net investment income	(2.17)	(1.94)	(1.81)	(1.58)	(1.23)
Net asset value, end of period	$ 213.75	$ 196.26	$ 150.90	$ 114.27	$ 113.46
Total Return A	10.03%	31.56%	33.79%	1.96%	24.64%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	-% E	.01%	.01%
Expenses net of fee waivers, if any	-% E	-% E	-% E	.01%	.01%
Expenses net of all reductions	-% E	-% E	-% E	.01%	.01%
Net investment income (loss)	1.06%	1.17%	1.32%	1.29%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,431,901	$ 1,340,686	$ 914,137	$ 606,311	$ 605,022
Portfolio turnover rate D	169% G	122% G	191%	179%	143% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Consumer Staples Central Fund	16.13%	15.49%	11.96%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Staples Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Consumer Staples Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Robert Lee, Portfolio Manager of Fidelity® Consumer Staples Central Fund: For the year, the fund gained 16.13%, in line with the 16.06% rise of the MSCI U.S. IMI Consumer Staples 25-50 Index, but trailing the broad-based S&P 500®. The sector put up a solid absolute return but lagged the broader market, due partly to continued soft growth rates in developed markets, a strong U.S. dollar and slower-than-expected growth in emerging markets (EM). Versus the MSCI sector index, stock selection in food retail was strong, and the fund benefited from a large overweighting in supermarket giant Kroger, which saw two quarters of better-than-expected financial results and increased market share. Picks in drug retail also helped, where it was a good call to overweight the outperforming shares of CVS Health. The fund's top contribution came from our continued underweighting of tobacco firm Philip Morris International, which was held back by ongoing currency headwinds and global regulatory concerns. On the downside, choices in distillers & vintners easily detracted the most, with French firms Remy Cointreau and Pernod Ricard posting weak earnings and sales amid recent restrictions on government gifting policies in China. I maintained the positions, though, believing in their global distribution capabilities, which should allow both firms to resume earnings growth as they begin to navigate the new regulations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Staples Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
The Coca-Cola Co.	12.0	11.0
British American Tobacco PLC sponsored ADR	11.5	13.7
Procter & Gamble Co.	8.9	10.3
CVS Health Corp.	7.6	8.0
Kroger Co.	5.1	4.9
Altria Group, Inc.	5.0	4.9
Wal-Mart Stores, Inc.	4.7	4.8
Mead Johnson Nutrition Co. Class A	4.0	3.5
Bunge Ltd.	2.7	2.5
PepsiCo, Inc.	2.5	2.7
	64.0
Top Industries (% of fund's net assets)
As of September 30, 2014
Beverages 25.9%
Food & Staples Retailing 22.6%
Tobacco 20.4%
Food Products 14.9%
Household Products 11.0%
All Others* 5.2%

As of March 31, 2014
Beverages 25.8%
Tobacco 23.5%
Food & Staples Retailing 19.5%
Food Products 13.4%
Household Products 12.7%
All Others* 5.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Consumer Staples Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
BEVERAGES - 25.6%
Brewers - 3.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (a)	126,728	$ 1,464,034
Anheuser-Busch InBev SA NV	133,653	14,821,832
SABMiller PLC	359,216	19,962,719
		36,248,585
Distillers & Vintners - 4.5%
Diageo PLC sponsored ADR	161,609	18,649,679
Pernod Ricard SA	185,936	21,051,637
Remy Cointreau SA (d)	171,056	12,314,980
		52,016,296
Soft Drinks - 18.0%
Coca-Cola Bottling Co. Consolidated	49,228	3,673,886
Coca-Cola Central Japan Co. Ltd.	22,800	452,570
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	24,540	2,471,669
Coca-Cola Icecek Sanayi A/S	159,435	3,442,152
Embotelladora Andina SA:
ADR	153,339	2,476,425
sponsored ADR	84,658	1,622,047
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	33,413	3,075,667
Monster Beverage Corp. (a)	271,700	24,906,739
PepsiCo, Inc.	309,783	28,837,699
The Coca-Cola Co.	3,270,187	139,506,176
		210,465,030
TOTAL BEVERAGES		298,729,911
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Enzymotec Ltd.	223,718	1,494,436
FOOD & STAPLES RETAILING - 22.6%
Drug Retail - 7.9%
Clicks Group Ltd.	254,978	1,514,128
CVS Health Corp.	1,115,691	88,797,847
Drogasil SA	309,100	2,644,287
		92,956,262
Food Distributors - 0.7%
Chefs' Warehouse Holdings (a)(d)	184,100	2,993,466
United Natural Foods, Inc. (a)	85,190	5,235,777
		8,229,243
Common Stocks - continued
	Shares	Value
FOOD & STAPLES RETAILING - CONTINUED
Food Retail - 8.2%
Fresh Market, Inc. (a)(d)	107,904	$ 3,769,087
Kroger Co.	1,128,625	58,688,500
Magnit OJSC GDR (Reg. S)	45,300	2,616,528
Sprouts Farmers Market LLC (a)(d)	125,500	3,648,285
Whole Foods Market, Inc.	711,279	27,106,843
		95,829,243
Hypermarkets & Super Centers - 5.8%
Costco Wholesale Corp.	101,806	12,758,328
Wal-Mart Stores, Inc.	713,462	54,558,439
		67,316,767
TOTAL FOOD & STAPLES RETAILING		264,331,515
FOOD PRODUCTS - 14.9%
Agricultural Products - 4.8%
Archer Daniels Midland Co.	430,130	21,979,643
Bunge Ltd.	371,999	31,333,476
SLC Agricola SA	411,200	2,756,733
		56,069,852
Packaged Foods & Meats - 10.1%
Dean Foods Co. (d)	368,500	4,882,625
General Mills, Inc.	57,900	2,921,055
Kellogg Co.	81,500	5,020,400
Keurig Green Mountain, Inc.	189,108	24,608,624
Lindt & Spruengli AG	45	2,671,860
Mead Johnson Nutrition Co. Class A	478,710	46,061,476
Nestle SA	195,764	14,386,898
Orion Corp.	2,815	2,334,826
The Hain Celestial Group, Inc. (a)	57,580	5,893,313
Ulker Biskuvi Sanayi A/S	369,475	2,450,670
Unilever NV (NY Reg.)	141,774	5,625,592
Want Want China Holdings Ltd.	557,000	694,380
		117,551,719
TOTAL FOOD PRODUCTS		173,621,571
HOTELS, RESTAURANTS & LEISURE - 0.5%
Restaurants - 0.5%
ARAMARK Holdings Corp.	201,402	5,296,873
Common Stocks - continued
	Shares	Value
HOUSEHOLD DURABLES - 0.4%
Household Appliances - 0.2%
SodaStream International Ltd. (a)(d)	61,965	$ 1,827,348
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	39,900	2,754,696
TOTAL HOUSEHOLD DURABLES		4,582,044
HOUSEHOLD PRODUCTS - 11.0%
Household Products - 11.0%
Colgate-Palmolive Co.	344,205	22,449,050
Procter & Gamble Co.	1,246,748	104,402,678
Svenska Cellulosa AB (SCA) (B Shares)	84,900	2,024,846
		128,876,574
PERSONAL PRODUCTS - 1.7%
Personal Products - 1.7%
Herbalife Ltd.	69,776	3,052,700
L'Oreal SA	67,300	10,684,910
Nu Skin Enterprises, Inc. Class A (d)	125,676	5,659,190
		19,396,800
PHARMACEUTICALS - 0.3%
Pharmaceuticals - 0.3%
Perrigo Co. PLC	24,934	3,744,837
TOBACCO - 20.4%
Tobacco - 20.4%
Altria Group, Inc.	1,275,123	58,579,151
British American Tobacco PLC sponsored ADR (d)	1,180,781	133,522,715
ITC Ltd. (a)	796,757	4,762,019
Lorillard, Inc.	236,203	14,150,922
Philip Morris International, Inc.	261,844	21,837,790
Souza Cruz SA	584,500	4,704,177
		237,556,774
TOTAL COMMON STOCKS (Cost $777,051,087)		1,137,631,335
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value
BEVERAGES - 0.3%
Brewers - 0.3%
Ambev SA sponsored ADR (Cost $1,836,629)	570,775	$ 3,738,576
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.12% (b)	19,232,543	19,232,543
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	17,979,717	17,979,717
TOTAL MONEY MARKET FUNDS (Cost $37,212,260)		37,212,260
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $816,099,976)		1,178,582,171
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(11,721,165)
NET ASSETS - 100%		$ 1,166,861,006
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,758
Fidelity Securities Lending Cash Central Fund	160,278
Total	$ 181,036
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,137,631,335	$ 1,108,422,605	$ 29,208,730	$ -
Nonconvertible Preferred Stocks	3,738,576	3,738,576	-	-
Money Market Funds	37,212,260	37,212,260	-	-
Total Investments in Securities:	$ 1,178,582,171	$ 1,149,373,441	$ 29,208,730	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	70.9%
United Kingdom	14.8%
France	3.8%
Bermuda	2.7%
Switzerland	1.4%
Belgium	1.3%
Brazil	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $17,554,615) - See accompanying schedule: Unaffiliated issuers (cost $778,887,716)	$ 1,141,369,911
Fidelity Central Funds (cost $37,212,260)	37,212,260
Total Investments (cost $816,099,976)		$ 1,178,582,171
Receivable for investments sold		3,070,990
Dividends receivable		5,146,902
Distributions receivable from Fidelity Central Funds		12,799
Total assets		1,186,812,862

Liabilities
Payable for investments purchased	$ 994,708
Payable for fund shares redeemed	947,032
Other payables and accrued expenses	30,399
Collateral on securities loaned, at value	17,979,717
Total liabilities		19,951,856

Net Assets		$ 1,166,861,006
Net Assets consist of:
Paid in capital		$ 804,421,627
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		362,439,379
Net Assets, for 5,688,851 shares outstanding		$ 1,166,861,006
Net Asset Value, offering price and redemption price per share ($1,166,861,006 ÷ 5,688,851 shares)		$ 205.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 28,328,409
Income from Fidelity Central Funds (including $160,278 from security lending)		181,036
Total income		28,509,445

Expenses
Custodian fees and expenses	$ 52,424
Independent directors' compensation	4,410
Interest	1,727
Total expenses before reductions	58,561
Expense reductions	(4,429)	54,132
Net investment income (loss)		28,455,313
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,679,728
Foreign currency transactions	191
Total net realized gain (loss)		54,679,919
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $52,696)	76,612,690
Assets and liabilities in foreign currencies	(43,924)
Total change in net unrealized appreciation (depreciation)		76,568,766
Net gain (loss)		131,248,685
Net increase (decrease) in net assets resulting from operations		$ 159,703,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,455,313	$ 26,668,498
Net realized gain (loss)	54,679,919	64,167,052
Change in net unrealized appreciation (depreciation)	76,568,766	48,381,210
Net increase (decrease) in net assets resulting from operations	159,703,998	139,216,760
Distributions to partners from net investment income	(28,413,955)	(25,851,176)
Affiliated share transactions Proceeds from sales of shares	150,330,392	140,033,645
Reinvestment of distributions	28,413,398	25,850,678
Cost of shares redeemed	(159,706,946)	(142,921,017)
Net increase (decrease) in net assets resulting from share transactions	19,036,844	22,963,306
Total increase (decrease) in net assets	150,326,887	136,328,890

Net Assets
Beginning of period	1,016,534,119	880,205,229
End of period	$ 1,166,861,006	$ 1,016,534,119
Other Affiliated Information Shares
Sold	777,954	821,940
Issued in reinvestment of distributions	144,838	146,600
Redeemed	(839,849)	(828,034)
Net increase (decrease)	82,943	140,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 181.33	$ 161.05	$ 131.58	$ 125.53	$ 114.15
Income from Investment Operations
Net investment income (loss) B	5.20	4.77	4.33	3.86	3.08
Net realized and unrealized gain (loss)	23.75	20.13	29.39	6.04	11.26
Total from investment operations	28.95	24.90	33.72	9.90	14.34
Distributions to partners from net investment income	(5.17)	(4.62)	(4.25)	(3.85)	(2.96)
Net asset value, end of period	$ 205.11	$ 181.33	$ 161.05	$ 131.58	$ 125.53
Total Return A	16.13%	15.58%	25.90%	7.83%	12.73%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	-% E	.01%	.01%
Expenses net of all reductions	.01%	.01%	-% E	.01%	.01%
Net investment income (loss)	2.67%	2.72%	2.91%	2.86%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166,861	$ 1,016,534	$ 880,205	$ 647,542	$ 622,888
Portfolio turnover rate D	36% G	34% G	27%	51%	61% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Energy Central Fund	8.44%	11.01%	6.89%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Energy Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Energy Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from John Dowd, Portfolio Manager of Fidelity® Energy Central Fund: For the year, the fund returned 8.44%, trailing the 11.88% gain of the MSCI U.S. IMI Energy 25-50 Index, as well as the S&P 500®. The boom in North American oil and natural gas production bolstered energy stocks for much of the period, only to reverse course during the summer amid the steep drop in crude oil prices. Versus the MSCI index, the fund's result was hampered by underweighting the strong-performing oil & gas refining & marketing segment, along with poor stock picks in equipment & services and integrated oil & gas. Among individual stocks, the fund was hurt by our positioning in refiner Valero Energy, the fund's largest relative detractor. We were underweighted based on valuation concerns, but the stock soared on strong refining volumes. After reassessing Valero's refining margins, I moved to an overweighting, but the stock sank along with crude prices. A lighter-than-benchmark stake in pipeline firm Williams Companies was another misstep. I thought the stock was slightly overpriced, but it jumped in June on Williams' plans to acquire Midstream Access Partners. Conversely, the fund was rewarded for my bias toward U.S. firms that can help lead the U.S. to energy independence. Here, fund performance was boosted by overweightings in exploration & production firms Cimarex Energy and EOG Resources, as well as several strong-performing oil & gas storage & transport names.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Energy Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	14.4	13.6
Schlumberger Ltd.	9.4	4.2
Chevron Corp.	7.7	10.8
EOG Resources, Inc.	6.8	7.3
Halliburton Co.	5.9	3.1
Anadarko Petroleum Corp.	4.3	4.5
Noble Energy, Inc.	3.8	2.9
Cimarex Energy Co.	3.6	2.7
Concho Resources, Inc.	2.7	0.0
ConocoPhillips Co.	2.6	3.6
	61.2
Top Industries (% of fund's net assets)
As of September 30, 2014
Oil, Gas & Consumable Fuels 74.1%
Energy Equipment & Services 24.1%
Independent Power Producers & Energy Traders 0.5%
Independent Power and Renewable Electricity Producers 0.2%
Trading Companies & Distributors 0.0% †
All Others* 1.1%

As of March 31, 2014
Oil, Gas & Consumable Fuels 78.2%
Energy Equipment & Services 18.3%
Construction & Engineering 0.2%
All Others* 3.3%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%

Annual Report

Fidelity Energy Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 24.1%
Oil & Gas Drilling - 1.2%
Ocean Rig UDW, Inc. (United States)	144,565	$ 2,330,388
Odfjell Drilling A/S	740,922	3,032,997
Precision Drilling Corp.	143,000	1,543,703
Vantage Drilling Co. (a)	2,579,346	3,275,769
Xtreme Drilling & Coil Services Corp. (a)	1,083,100	3,858,716
		14,041,573
Oil & Gas Equipment & Services - 22.9%
C&J Energy Services, Inc. (a)	101,300	3,094,715
Dril-Quip, Inc. (a)	85,000	7,599,000
FMC Technologies, Inc. (a)	450,631	24,473,770
Halliburton Co.	1,013,140	65,357,661
National Oilwell Varco, Inc.	47,030	3,578,983
Oceaneering International, Inc.	358,151	23,340,701
Schlumberger Ltd.	1,017,557	103,475,371
Superior Energy Services, Inc.	34,400	1,130,728
Total Energy Services, Inc.	74,000	1,374,347
Weatherford International Ltd. (a)	950,300	19,766,240
		253,191,516
TOTAL ENERGY EQUIPMENT & SERVICES		267,233,089
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
Renewable Electricity - 0.2%
NextEra Energy Partners LP	51,400	1,783,066
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. (a)	201,882	5,826,315
OIL, GAS & CONSUMABLE FUELS - 74.1%
Coal & Consumable Fuels - 0.6%
Peabody Energy Corp. (d)	570,299	7,060,302
Integrated Oil & Gas - 24.2%
BG Group PLC	887,000	16,374,771
Chevron Corp.	712,003	84,956,198
Exxon Mobil Corp.	1,693,260	159,251,103
Imperial Oil Ltd.	152,400	7,199,861
		267,781,933
Oil & Gas Exploration & Production - 33.6%
Anadarko Petroleum Corp.	467,472	47,420,360
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Bankers Petroleum Ltd. (a)	1,009,500	$ 4,858,436
Bonanza Creek Energy, Inc. (a)	193,441	11,006,793
BPZ Energy, Inc. (a)	815,279	1,557,183
Canadian Natural Resources Ltd.	194,200	7,544,660
Cimarex Energy Co.	313,021	39,606,547
Concho Resources, Inc. (a)	242,500	30,407,075
ConocoPhillips Co.	370,586	28,357,241
Continental Resources, Inc. (a)(d)	194,854	12,953,894
Devon Energy Corp.	66,400	4,527,152
Diamondback Energy, Inc. (a)	16,800	1,256,304
EOG Resources, Inc.	755,608	74,820,304
Evolution Petroleum Corp.	88,632	813,642
Kodiak Oil & Gas Corp. (a)	1,072,765	14,557,421
Memorial Resource Development Corp.	206,200	5,590,082
Newfield Exploration Co. (a)	70,900	2,628,263
Noble Energy, Inc.	609,694	41,678,682
Northern Oil & Gas, Inc. (a)(d)	282,346	4,014,960
Parsley Energy, Inc. Class A	55,400	1,181,682
PDC Energy, Inc. (a)	150,427	7,564,974
Peyto Exploration & Development Corp. (d)	90,900	2,868,348
Pioneer Natural Resources Co.	61,561	12,125,670
Rex Energy Corp. (a)	123,621	1,566,278
SM Energy Co.	29,600	2,308,800
Synergy Resources Corp. (a)	169,441	2,065,486
TAG Oil Ltd. (a)	631,342	975,241
Whiting Petroleum Corp. (a)	103,166	8,000,523
		372,256,001
Oil & Gas Refining & Marketing - 5.4%
Alon U.S.A. Energy, Inc.	70,000	1,005,200
Alon U.S.A. Partners LP	15,434	273,336
CVR Refining, LP	48,945	1,139,440
Delek U.S. Holdings, Inc.	29,800	986,976
Marathon Petroleum Corp.	47,193	3,995,831
Phillips 66 Co.	252,116	20,499,552
Tesoro Corp.	91,500	5,579,670
Valero Energy Corp.	512,905	23,732,114
World Fuel Services Corp.	57,025	2,276,438
		59,488,557
Oil & Gas Storage & Transport - 10.3%
Cheniere Energy, Inc. (a)	146,300	11,708,389
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Enable Midstream Partners LP	61,700	$ 1,520,288
EQT Midstream Partners LP	41,900	3,754,659
Golar LNG Ltd.	75,300	4,999,920
Kinder Morgan Holding Co. LLC (d)	686,100	26,305,074
Magellan Midstream Partners LP	44,791	3,770,506
MPLX LP	117,783	6,942,130
ONEOK, Inc.	48,400	3,172,620
Phillips 66 Partners LP	127,323	8,498,810
Plains GP Holdings LP Class A	71,900	2,203,735
SemGroup Corp. Class A	33,900	2,822,853
Targa Resources Corp.	95,808	13,046,175
The Williams Companies, Inc.	263,300	14,573,655
Valero Energy Partners LP	231,959	10,352,330
		113,671,144
TOTAL OIL, GAS & CONSUMABLE FUELS		820,257,937
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Trading Companies & Distributors - 0.0%
Now, Inc.	1	15
TOTAL COMMON STOCKS (Cost $951,423,175)		1,095,100,422
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.12% (b)	13,701,733	13,701,733
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	43,883,909	43,883,909
TOTAL MONEY MARKET FUNDS (Cost $57,585,642)		57,585,642
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $1,009,008,817)		1,152,686,064
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(45,879,394)
NET ASSETS - 100%		$ 1,106,806,670
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,371
Fidelity Securities Lending Cash Central Fund	54,792
Total	$ 74,163
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,095,100,422	$ 1,078,725,651	$ 16,374,771	$ -
Money Market Funds	57,585,642	57,585,642	-	-
Total Investments in Securities:	$ 1,152,686,064	$ 1,136,311,293	$ 16,374,771	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.2%
Curacao	9.4%
Canada	3.8%
Ireland	1.8%
United Kingdom	1.5%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $42,156,240) - See accompanying schedule: Unaffiliated issuers (cost $951,423,175)	$ 1,095,100,422
Fidelity Central Funds (cost $57,585,642)	57,585,642
Total Investments (cost $1,009,008,817)		$ 1,152,686,064
Receivable for investments sold		4,883,681
Receivable for fund shares sold		337,931
Dividends receivable		487,607
Distributions receivable from Fidelity Central Funds		9,555
Total assets		1,158,404,838

Liabilities
Payable for investments purchased	$ 7,705,009
Other payables and accrued expenses	9,250
Collateral on securities loaned, at value	43,883,909
Total liabilities		51,598,168

Net Assets		$ 1,106,806,670
Net Assets consist of:
Paid in capital		$ 963,131,055
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		143,675,615
Net Assets, for 7,150,789 shares outstanding		$ 1,106,806,670
Net Asset Value, offering price and redemption price per share ($1,106,806,670 ÷ 7,150,789 shares)		$ 154.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 16,127,570
Income from Fidelity Central Funds (including $54,792 from security lending)		74,163
Total income		16,201,733

Expenses
Custodian fees and expenses	$ 36,048
Independent directors' compensation	4,421
Interest	3,032
Total expenses before reductions	43,501
Expense reductions	(4,421)	39,080
Net investment income (loss)		16,162,653
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,918,548
Foreign currency transactions	55,764
Total net realized gain (loss)		112,974,312
Change in net unrealized appreciation (depreciation) on: Investment securities	(47,737,162)
Assets and liabilities in foreign currencies	(15,150)
Total change in net unrealized appreciation (depreciation)		(47,752,312)
Net gain (loss)		65,222,000
Net increase (decrease) in net assets resulting from operations		$ 81,384,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,162,653	$ 17,106,434
Net realized gain (loss)	112,974,312	71,921,991
Change in net unrealized appreciation (depreciation)	(47,752,312)	88,385,835
Net increase (decrease) in net assets resulting from operations	81,384,653	177,414,260
Distributions to partners from net investment income	(15,990,013)	(16,356,732)
Affiliated share transactions Proceeds from sales of shares	180,934,480	137,880,130
Reinvestment of distributions	15,989,696	16,356,441
Cost of shares redeemed	(210,906,050)	(166,118,905)
Net increase (decrease) in net assets resulting from share transactions	(13,981,874)	(11,882,334)
Total increase (decrease) in net assets	51,412,766	149,175,194

Net Assets
Beginning of period	1,055,393,904	906,218,710
End of period	$ 1,106,806,670	$ 1,055,393,904
Other Affiliated Information Shares
Sold	1,154,065	1,072,210
Issued in reinvestment of distributions	101,863	125,439
Redeemed	(1,389,213)	(1,232,191)
Net increase (decrease)	(133,285)	(34,542)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 144.89	$ 123.82	$ 100.57	$ 99.35	$ 99.12
Income from Investment Operations
Net investment income (loss) B	2.37	2.25	2.15	1.93	1.25
Net realized and unrealized gain (loss)	9.87	20.98	23.15	1.20	.17
Total from investment operations	12.24	23.23	25.30	3.13	1.42
Distributions to partners from net investment income	(2.35)	(2.16)	(2.05)	(1.91)	(1.19)
Net asset value, end of period	$ 154.78	$ 144.89	$ 123.82	$ 100.57	$ 99.35
Total ReturnA	8.44%	18.97%	25.27%	2.76%	1.49%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	-% E	-% E	-% E
Expenses net of fee waivers, if any	-% E	-% E	-% E	-% E	-% E
Expenses net of all reductions	-% E	-% E	-% E	-% E	-% E
Net investment income (loss)	1.52%	1.72%	1.81%	1.52%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,106,807	$ 1,055,394	$ 906,219	$ 662,061	$ 615,662
Portfolio turnover rate D	109% G	93% G	98%	102%	106% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Financials Central Fund	17.08%	9.18%	-0.18%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Financials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Financials Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Christopher Lee, Portfolio Manager of Fidelity® Financials Central Fund: For the year, the fund returned 17.08%, ahead of the 16.04% advance of the MSCI U.S. IMI Financials 25-50 Index, but lagging the broad-based S&P 500®. Positioning in the asset management & custody banks group gave the biggest boost versus the MSCI sector benchmark, while stock picks in thrifts & mortgage finance, an underweighting in investment banking & brokerage and a small cash position detracted the most. A top individual contributor was consumer finance company Springleaf Holdings. Its stock gained from competitive tailwinds as banks exited the company's target subprime loan market. An out-of-index investment in alternative asset manager Blackstone Group helped, as the company realized sizable profits from real estate and equity investments made in the 2007-2008 financial crisis. By contrast, disappointments included Luxembourg-based real estate services company Altisource Portfolio Solutions and its former parent and biggest client Ocwen Financial, a mortgage servicing company. New capital rules that encouraged banks to offload their mortgage-servicing rights fueled Ocwen's rapid growth, in turn attracting regulatory scrutiny that severely pressured the stock. Altisource's share price declined as well, and we eliminated it from the portfolio before period end.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Financials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	5.4	5.6
JPMorgan Chase & Co.	5.0	5.2
Citigroup, Inc.	5.0	4.4
Berkshire Hathaway, Inc. Class B	4.8	3.5
U.S. Bancorp	4.5	4.8
Capital One Financial Corp.	4.1	3.8
Wells Fargo & Co.	3.8	3.9
American Tower Corp.	3.7	3.3
MetLife, Inc.	2.7	2.7
Invesco Ltd.	2.5	2.5
	41.5
Top Industries (% of fund's net assets)
As of September 30, 2014
Banks 29.4%
Capital Markets 14.3%
Insurance 13.0%
Real Estate Investment Trusts 10.4%
Diversified Financial Services 9.2%
All Others* 23.7%

As of March 31, 2014
Banks 30.1%
Insurance 14.3%
Capital Markets 13.9%
Real Estate Investment Trusts 11.2%
Diversified Financial Services 8.7%
All Others* 21.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Financials Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
BANKS - 29.4%
Diversified Banks - 24.2%
Bank of America Corp.	7,568,637	$ 129,045,260
Citigroup, Inc.	2,304,000	119,393,280
JPMorgan Chase & Co.	2,000,000	120,480,000
PT Bank Rakyat Indonesia Tbk	13,000,000	11,122,281
U.S. Bancorp	2,565,800	107,327,414
Wells Fargo & Co.	1,754,100	90,985,167
		578,353,402
Regional Banks - 5.2%
CoBiz, Inc.	777,600	8,693,568
Fifth Third Bancorp	1,800,000	36,036,000
M&T Bank Corp. (d)	209,400	25,816,926
Popular, Inc. (a)	461,900	13,596,027
Prosperity Bancshares, Inc.	150,000	8,575,500
SunTrust Banks, Inc.	800,000	30,424,000
		123,142,021
TOTAL BANKS		701,495,423
CAPITAL MARKETS - 14.3%
Asset Management & Custody Banks - 11.3%
Affiliated Managers Group, Inc. (a)	157,000	31,456,520
Ameriprise Financial, Inc.	287,900	35,521,102
Artisan Partners Asset Management, Inc.	500,000	26,025,000
BlackRock, Inc. Class A	50,000	16,416,000
Franklin Resources, Inc.	732,800	40,018,208
Invesco Ltd.	1,500,000	59,220,000
Oaktree Capital Group LLC Class A	440,500	22,509,550
The Blackstone Group LP	1,200,000	37,776,000
		268,942,380
Diversified Capital Markets - 0.4%
Close Brothers Group PLC	450,000	10,439,395
Investment Banking & Brokerage - 2.6%
E*TRADE Financial Corp. (a)	1,130,700	25,542,513
FXCM, Inc. Class A (d)	650,000	10,302,500
Raymond James Financial, Inc.	497,200	26,639,976
		62,484,989
TOTAL CAPITAL MARKETS		341,866,764
Common Stocks - continued
	Shares	Value
CONSUMER FINANCE - 6.7%
Consumer Finance - 6.7%
Capital One Financial Corp.	1,200,000	$ 97,944,000
Navient Corp.	1,750,000	30,992,500
Santander Consumer U.S.A. Holdings, Inc.	250,000	4,452,500
Springleaf Holdings, Inc.	800,000	25,544,000
		158,933,000
DIVERSIFIED CONSUMER SERVICES - 1.0%
Specialized Consumer Services - 1.0%
H&R Block, Inc.	771,500	23,924,215
DIVERSIFIED FINANCIAL SERVICES - 9.2%
Multi-Sector Holdings - 4.8%
Berkshire Hathaway, Inc. Class B (a)	825,000	113,965,500
Specialized Finance - 4.4%
IntercontinentalExchange Group, Inc.	270,000	52,663,500
McGraw Hill Financial, Inc.	575,000	48,558,750
TPG Specialty Lending, Inc.	333,576	5,340,552
		106,562,802
TOTAL DIVERSIFIED FINANCIAL SERVICES		220,528,302
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Health Care Facilities - 0.7%
Brookdale Senior Living, Inc. (a)	500,000	16,110,000
INSURANCE - 13.0%
Insurance Brokers - 2.2%
Brown & Brown, Inc.	525,000	16,878,750
Marsh & McLennan Companies, Inc.	680,400	35,612,136
		52,490,886
Life & Health Insurance - 4.7%
MetLife, Inc.	1,204,300	64,694,996
Prudential PLC	673,331	14,969,061
Torchmark Corp.	600,000	31,422,000
		111,086,057
Property & Casualty Insurance - 5.3%
Allstate Corp.	785,100	48,181,587
FNF Group	837,500	23,232,250
The Travelers Companies, Inc.	575,900	54,100,046
		125,513,883
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Reinsurance - 0.8%
Everest Re Group Ltd.	125,000	$ 20,251,250
TOTAL INSURANCE		309,342,076
INTERNET SOFTWARE & SERVICES - 1.2%
Internet Software & Services - 1.2%
eBay, Inc. (a)	500,000	28,315,000
IT SERVICES - 5.0%
Data Processing & Outsourced Services - 5.0%
EVERTEC, Inc.	850,000	18,989,000
Fiserv, Inc. (a)	523,400	33,829,959
FleetCor Technologies, Inc. (a)	120,000	17,054,400
The Western Union Co.	1,300,000	20,852,000
Visa, Inc. Class A	135,000	28,804,950
		119,530,309
MEDIA - 0.9%
Advertising - 0.9%
CBS Outdoor Americas, Inc.	750,000	22,455,000
REAL ESTATE INVESTMENT TRUSTS - 10.4%
Mortgage REITs - 3.7%
Altisource Residential Corp. Class B	614,533	14,748,792
Blackstone Mortgage Trust, Inc.	621,500	16,842,650
NorthStar Realty Finance Corp.	1,000,000	17,670,000
Redwood Trust, Inc. (d)	850,000	14,093,000
Starwood Property Trust, Inc.	1,151,600	25,289,136
		88,643,578
Residential REITs - 1.5%
Essex Property Trust, Inc.	157,000	28,063,750
Starwood Waypoint Residential	284,867	7,409,391
		35,473,141
Retail REITs - 1.5%
Simon Property Group, Inc.	50,000	8,221,000
Washington Prime Group, Inc.	1,500,000	26,220,000
		34,441,000
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Specialized REITs - 3.7%
American Tower Corp.	950,000	$ 88,948,500
TOTAL REAL ESTATE INVESTMENT TRUSTS		247,506,219
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.2%
Real Estate Services - 3.2%
CBRE Group, Inc. (a)	1,700,000	50,558,000
Realogy Holdings Corp. (a)	700,000	26,040,000
		76,598,000
THRIFTS & MORTGAGE FINANCE - 1.6%
Thrifts & Mortgage Finance - 1.6%
MGIC Investment Corp. (a)	716,800	5,598,208
Ocwen Financial Corp. (a)	1,100,000	28,798,000
Radian Group, Inc.	284,800	4,061,248
Washington Mutual, Inc. (a)	155,200	2
		38,457,458
TOTAL COMMON STOCKS (Cost $1,939,355,215)		2,305,061,766
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 0.12% (b)	71,254,779	71,254,779
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	17,843,425	17,843,425
TOTAL MONEY MARKET FUNDS (Cost $89,098,204)		89,098,204
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,028,453,419)		2,394,159,970
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(7,133,866)
NET ASSETS - 100%		$ 2,387,026,104
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 49,064
Fidelity Securities Lending Cash Central Fund	499,295
Total	$ 548,359
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,305,061,766	$ 2,290,092,703	$ 14,969,061	$ 2
Money Market Funds	89,098,204	89,098,204	-	-
Total Investments in Securities:	$ 2,394,159,970	$ 2,379,190,907	$ 14,969,061	$ 2

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $17,292,185) - See accompanying schedule: Unaffiliated issuers (cost $1,939,355,215)	$ 2,305,061,766
Fidelity Central Funds (cost $89,098,204)	89,098,204
Total Investments (cost $2,028,453,419)		$ 2,394,159,970
Receivable for investments sold		20,223,866
Receivable for fund shares sold		767,067
Dividends receivable		3,295,543
Distributions receivable from Fidelity Central Funds		10,652
Total assets		2,418,457,098

Liabilities
Payable for investments purchased	$ 13,575,653
Other payables and accrued expenses	11,916
Collateral on securities loaned, at value	17,843,425
Total liabilities		31,430,994

Net Assets		$ 2,387,026,104
Net Assets consist of:
Paid in capital		$ 2,021,281,174
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		365,744,930
Net Assets, for 28,451,811 shares outstanding		$ 2,387,026,104
Net Asset Value, offering price and redemption price per share ($2,387,026,104 ÷ 28,451,811 shares)		$ 83.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 40,653,153
Interest		41
Income from Fidelity Central Funds (including $499,295 from security lending)		548,359
Total income		41,201,553

Expenses
Custodian fees and expenses	$ 12,469
Independent directors' compensation	8,821
Interest	2,315
Total expenses before reductions	23,605
Expense reductions	(8,837)	14,768
Net investment income (loss)		41,186,785
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,077,362
Foreign currency transactions	26,788
Total net realized gain (loss)		53,104,150
Change in net unrealized appreciation (depreciation) on: Investment securities	227,475,928
Assets and liabilities in foreign currencies	15,990
Total change in net unrealized appreciation (depreciation)		227,491,918
Net gain (loss)		280,596,068
Net increase (decrease) in net assets resulting from operations		$ 321,782,853

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,186,785	$ 41,851,584
Net realized gain (loss)	53,104,150	296,092,694
Change in net unrealized appreciation (depreciation)	227,491,918	67,513,359
Net increase (decrease) in net assets resulting from operations	321,782,853	405,457,637
Distributions to partners from net investment income	(35,557,947)	(34,904,618)
Affiliated share transactions Proceeds from sales of shares	330,207,939	304,783,087
Reinvestment of distributions	35,557,611	34,904,275
Cost of shares redeemed	(221,242,416)	(154,661,432)
Net increase (decrease) in net assets resulting from share transactions	144,523,134	185,025,930
Total increase (decrease) in net assets	430,748,040	555,578,949

Net Assets
Beginning of period	1,956,278,064	1,400,699,115
End of period	$ 2,387,026,104	$ 1,956,278,064
Other Affiliated Information Shares
Sold	4,085,254	4,622,616
Issued in reinvestment of distributions	440,060	525,706
Redeemed	(2,926,865)	(2,297,121)
Net increase (decrease)	1,598,449	2,851,201

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 72.85	$ 58.36	$ 44.37	$ 55.72	$ 58.19
Income from Investment Operations
Net investment income (loss) B	1.54	1.63	1.07	.72	.56
Net realized and unrealized gain (loss)	10.84	14.22	13.82	(11.50)	(2.49)
Total from investment operations	12.38	15.85	14.89	(10.78)	(1.93)
Distributions to partners from net investment income	(1.33)	(1.36)	(.90)	(.57)	(.54)
Net asset value, end of period	$ 83.90	$ 72.85	$ 58.36	$ 44.37	$ 55.72
Total ReturnA	17.08%	27.41%	33.71%	(19.52)%	(3.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% E	.01%	.01%	.01%	.01%
Expenses net of all reductions	-% E	.01%	.01%	.01%	.01%
Net investment income (loss)	1.92%	2.44%	1.97%	1.26%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,387,026	$ 1,956,278	$ 1,400,699	$ 916,015	$ 1,046,429
Portfolio turnover rate D	43% G	249% G	383%	325%	271% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Health Care Central Fund	39.95%	26.12%	15.91%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Health Care Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Health Care Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Health Care Central Fund: For the year, the fund gained 39.95%, easily outpacing the MSCI U.S. IMI Health Care 25-50 Index, up 27.01%, as well as the broad-based S&P 500®. Despite a sell-off among biotechnology stocks in the spring, health care did well overall, supported by underlying fundamentals, a diversified makeup and defensive characteristics - factors largely uncorrelated to movements in the broader market. Relative to the MSCI sector index, stock selection drove the fund's outperformance, especially in pharmaceuticals where mergers-and-acquisitions (M&A) activity boosted many stocks. The fund's largest individual contributor was a non-index stake in U.K.-based Shire, which benefited from multiple takeover bids by drugmaker AbbVie. Biotech firm InterMune also gained on M&A, as shares for the pulmonary fibrosis-focused drugmaker shot higher in August when Swiss large-cap pharma firm Roche Holding made it a buyout offer. In order to lock in profits, I sold the fund's position in InterMune after the announcement. On the downside, an overweighting in the lagging health care technology industry hurt, while medical device maker Boston Scientific was among the fund's biggest individual detractors. The stock went sideways this period but it remained among the fund's largest overweighted positions at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Health Care Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	6.9	6.2
McKesson Corp.	4.8	4.2
Shire PLC sponsored ADR	4.2	1.6
AbbVie, Inc.	4.0	0.8
Alexion Pharmaceuticals, Inc.	3.6	4.7
Allergan, Inc.	3.4	0.0
Boston Scientific Corp.	3.2	3.8
Amgen, Inc.	3.2	2.9
Agilent Technologies, Inc.	3.1	2.3
Covidien PLC	3.1	0.5
	39.5
Top Industries (% of fund's net assets)
As of September 30, 2014
Pharmaceuticals 34.7%
Biotechnology 25.1%
Health Care Equipment & Supplies 15.1%
Health Care Providers & Services 13.5%
Life Sciences Tools & Services 5.0%
All Others* 6.6%

As of March 31, 2014
Pharmaceuticals 28.1%
Biotechnology 27.1%
Health Care Equipment & Supplies 15.5%
Health Care Providers & Services 12.9%
Life Sciences Tools & Services 7.9%
All Others* 8.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Health Care Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
BIOTECHNOLOGY - 25.1%
Biotechnology - 25.1%
Acceleron Pharma, Inc.	82,732	$ 2,501,816
Acorda Therapeutics, Inc. (a)	147,300	4,990,524
Actelion Ltd.	65,487	7,703,142
Alexion Pharmaceuticals, Inc. (a)	395,661	65,608,507
Alnylam Pharmaceuticals, Inc. (a)	98,796	7,715,968
Amgen, Inc.	407,996	57,307,118
Array BioPharma, Inc. (a)	593,400	2,118,438
Arrowhead Research Corp. (a)	208,500	3,079,545
Avalanche Biotechnologies, Inc. (a)	34,648	1,184,615
BioCryst Pharmaceuticals, Inc. (a)	379,994	3,716,341
Biogen Idec, Inc. (a)	118,661	39,254,245
BioMarin Pharmaceutical, Inc. (a)	173,100	12,490,896
Celgene Corp. (a)	247,300	23,439,094
Celldex Therapeutics, Inc. (a)	75,700	981,072
Cubist Pharmaceuticals, Inc.	375,390	24,903,373
Discovery Laboratories, Inc. (a)	1,256,986	2,312,854
Dyax Corp. (a)	250,600	2,536,072
Genomic Health, Inc. (a)(d)	133,719	3,785,585
Gilead Sciences, Inc. (a)	383,282	40,800,369
Grifols SA ADR	202,369	7,109,223
Innate Pharma SA (a)(d)	325,554	3,178,506
Insmed, Inc. (a)	360,528	4,704,890
Intercept Pharmaceuticals, Inc. (a)	61,300	14,509,097
Neurocrine Biosciences, Inc. (a)	565,400	8,859,818
NewLink Genetics Corp. (a)	69,718	1,493,360
NPS Pharmaceuticals, Inc. (a)	151,041	3,927,066
PTC Therapeutics, Inc. (a)	125,900	5,540,859
Puma Biotechnology, Inc. (a)	136,300	32,517,091
T2 Biosystems, Inc.	149,400	2,702,646
Ultragenyx Pharmaceutical, Inc.	178,309	10,092,289
Vanda Pharmaceuticals, Inc. (a)(d)	522,372	5,422,221
Vertex Pharmaceuticals, Inc. (a)	408,000	45,822,480
ZIOPHARM Oncology, Inc. (a)(d)	524,600	1,384,944
		453,694,064
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc. (d)	233,700	4,050,021
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 15.1%
Health Care Equipment - 13.7%
Boston Scientific Corp. (a)	4,945,300	$ 58,403,993
Cardiovascular Systems, Inc. (a)	66,654	1,575,034
CONMED Corp.	229,953	8,471,469
Covidien PLC	644,946	55,794,278
Edwards Lifesciences Corp. (a)	173,042	17,676,240
HeartWare International, Inc. (a)	123,659	9,599,648
Intuitive Surgical, Inc. (a)	9,870	4,558,163
Lumenis Ltd. Class B	217,801	1,940,607
Medtronic, Inc.	560,300	34,710,585
NxStage Medical, Inc. (a)	469,800	6,168,474
PW Medtech Group Ltd. (a)	4,907,000	2,609,955
ResMed, Inc. (d)	113,700	5,601,999
Steris Corp.	165,717	8,942,089
Volcano Corp. (a)	279,700	2,976,008
Zeltiq Aesthetics, Inc. (a)	297,071	6,722,717
Zimmer Holdings, Inc.	205,200	20,632,860
		246,384,119
Health Care Supplies - 1.4%
Derma Sciences, Inc. (a)	250,630	2,087,748
Endologix, Inc. (a)	398,020	4,219,012
The Cooper Companies, Inc.	123,628	19,255,061
		25,561,821
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		271,945,940
HEALTH CARE PROVIDERS & SERVICES - 13.3%
Health Care Distributors & Services - 7.1%
Amplifon SpA	751,743	4,208,135
Cardinal Health, Inc.	395,600	29,638,352
EBOS Group Ltd.	747,636	5,398,689
McKesson Corp.	445,055	86,638,857
United Drug PLC (United Kingdom)	618,700	3,317,942
		129,201,975
Health Care Facilities - 2.6%
Brookdale Senior Living, Inc. (a)	200,045	6,445,450
HCA Holdings, Inc. (a)	296,700	20,923,284
Surgical Care Affiliates, Inc.	173,076	4,626,321
Universal Health Services, Inc. Class B	148,373	15,504,979
		47,500,034
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Services - 1.1%
Air Methods Corp. (a)	358,672	$ 19,924,230
Managed Health Care - 2.5%
Cigna Corp.	222,500	20,178,525
Humana, Inc.	123,615	16,105,798
UnitedHealth Group, Inc.	93,769	8,087,576
		44,371,899
TOTAL HEALTH CARE PROVIDERS & SERVICES		240,998,138
HEALTH CARE TECHNOLOGY - 3.9%
Health Care Technology - 3.9%
athenahealth, Inc. (a)(d)	69,200	9,112,948
Castlight Health, Inc.	700,500	9,064,470
Castlight Health, Inc. Class B (a)	8,800	113,872
Cerner Corp. (a)	667,663	39,772,685
HealthStream, Inc. (a)	114,558	2,750,538
Medidata Solutions, Inc. (a)	217,600	9,637,504
		70,452,017
INDUSTRIAL CONGLOMERATES - 1.9%
Industrial Conglomerates - 1.9%
Danaher Corp.	454,730	34,550,385
LIFE SCIENCES TOOLS & SERVICES - 5.0%
Life Sciences Tools & Services - 5.0%
Agilent Technologies, Inc.	989,100	56,358,918
Bruker BioSciences Corp. (a)	346,200	6,409,893
Illumina, Inc. (a)	172,548	28,284,068
		91,052,879
PHARMACEUTICALS - 34.7%
Pharmaceuticals - 34.7%
AbbVie, Inc.	1,236,321	71,409,901
Actavis PLC (a)	514,307	124,091,996
Allergan, Inc.	341,200	60,798,428
Auxilium Pharmaceuticals, Inc. (a)(d)	249,100	7,435,635
AVANIR Pharmaceuticals Class A (a)	1,058,275	12,614,638
Bristol-Myers Squibb Co.	642,897	32,903,468
Dechra Pharmaceuticals PLC	503,800	6,190,854
Endo Health Solutions, Inc. (a)	270,800	18,506,472
Jazz Pharmaceuticals PLC (a)	150,392	24,146,940
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Mallinckrodt PLC (a)	296,700	$ 26,747,505
Meda AB (A Shares)	342,000	4,805,820
Merck & Co., Inc.	370,937	21,989,145
Pacira Pharmaceuticals, Inc. (a)	64,300	6,231,956
Perrigo Co. PLC	272,027	40,855,735
Prestige Brands Holdings, Inc. (a)	346,200	11,206,494
Salix Pharmaceuticals Ltd. (a)	173,716	27,141,388
Shire PLC sponsored ADR (d)	294,013	76,164,068
Teva Pharmaceutical Industries Ltd. sponsored ADR	667,617	35,884,414
The Medicines Company (a)	197,798	4,414,851
TherapeuticsMD, Inc. (a)	900,750	4,179,480
UCB SA	98,900	8,978,937
		626,698,125
PROFESSIONAL SERVICES - 0.4%
Human Resource & Employment Services - 0.4%
WageWorks, Inc. (a)	142,223	6,475,413
TOTAL COMMON STOCKS (Cost $1,318,720,461)		1,799,916,982
Convertible Preferred Stocks - 0.2%

HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (e) (Cost $2,885,246)	438,101	2,908,991
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	14,187,398	$ 14,187,398
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	32,920,077	32,920,077
TOTAL MONEY MARKET FUNDS (Cost $47,107,475)		47,107,475
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,368,713,182)		1,849,933,448
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(43,729,089)
NET ASSETS - 100%		$ 1,806,204,359
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,908,991 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$ 2,885,246
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,383
Fidelity Securities Lending Cash Central Fund	255,535
Total	$ 267,918
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,799,916,982	$ 1,799,916,982	$ -	$ -
Convertible Preferred Stocks	2,908,991	-	-	2,908,991
Money Market Funds	47,107,475	47,107,475	-	-
Total Investments in Securities:	$ 1,849,933,448	$ 1,847,024,457	$ -	$ 2,908,991
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	74.6%
Ireland	16.3%
Bailiwick of Jersey	4.2%
Israel	2.1%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $31,551,802) - See accompanying schedule: Unaffiliated issuers (cost $1,321,605,707)	$ 1,802,825,973
Fidelity Central Funds (cost $47,107,475)	47,107,475
Total Investments (cost $1,368,713,182)		$ 1,849,933,448
Cash		103,098
Receivable for investments sold		24,750,633
Dividends receivable		890,405
Distributions receivable from Fidelity Central Funds		17,807
Total assets		1,875,695,391

Liabilities
Payable for investments purchased	$ 35,006,510
Payable for fund shares redeemed	1,544,812
Other payables and accrued expenses	19,633
Collateral on securities loaned, at value	32,920,077
Total liabilities		69,491,032

Net Assets		$ 1,806,204,359
Net Assets consist of:
Paid in capital		$ 1,324,963,499
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		481,240,860
Net Assets, for 5,829,417 shares outstanding		$ 1,806,204,359
Net Asset Value, offering price and redemption price per share ($1,806,204,359 ÷ 5,829,417 shares)		$ 309.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 7,580,386
Interest		89
Income from Fidelity Central Funds (including $255,535 from security lending)		267,918
Total income		7,848,393

Expenses
Custodian fees and expenses	$ 76,224
Independent directors' compensation	6,455
Interest	4,274
Total expenses before reductions	86,953
Expense reductions	(6,455)	80,498
Net investment income (loss)		7,767,895
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	437,553,539
Foreign currency transactions	(2,272)
Total net realized gain (loss)		437,551,267
Change in net unrealized appreciation (depreciation) on: Investment securities	67,505,595
Assets and liabilities in foreign currencies	(7,010)
Total change in net unrealized appreciation (depreciation)		67,498,585
Net gain (loss)		505,049,852
Net increase (decrease) in net assets resulting from operations		$ 512,817,747

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,767,895	$ 11,482,777
Net realized gain (loss)	437,551,267	186,813,112
Change in net unrealized appreciation (depreciation)	67,498,585	206,142,601
Net increase (decrease) in net assets resulting from operations	512,817,747	404,438,490
Distributions to partners from net investment income	(7,319,960)	(11,048,318)
Affiliated share transactions Proceeds from sales of shares	197,494,082	190,847,365
Reinvestment of distributions	7,319,812	11,048,125
Cost of shares redeemed	(319,798,187)	(223,856,928)
Net increase (decrease) in net assets resulting from share transactions	(114,984,293)	(21,961,438)
Total increase (decrease) in net assets	390,513,494	371,428,734

Net Assets
Beginning of period	1,415,690,865	1,044,262,131
End of period	$ 1,806,204,359	$ 1,415,690,865
Other Affiliated Information Shares
Sold	712,592	1,079,291
Issued in reinvestment of distributions	26,533	60,111
Redeemed	(1,274,650)	(1,156,081)
Net increase (decrease)	(535,525)	(16,679)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 222.42	$ 163.64	$ 123.15	$ 112.31	$ 101.00
Income from Investment Operations
Net investment income (loss) B	1.34	1.73	1.63	.79 F	1.06 G
Net realized and unrealized gain (loss)	87.35	58.70	40.46	10.97	11.10
Total from investment operations	88.69	60.43	42.09	11.76	12.16
Distributions to partners from net investment income	(1.27)	(1.65)	(1.60)	(.92)	(.85)
Net asset value, end of period	$ 309.84	$ 222.42	$ 163.64	$ 123.15	$ 112.31
Total Return A	39.95%	37.14%	34.34%	10.44%	12.08%
Ratios to Average Net Assets C, H
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	-% E	.01%	.01%
Expenses net of all reductions	.01%	.01%	-% E	.01%	.01%
Net investment income (loss)	.49%	.93%	1.13%	.60% F	.98% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,806,204	$ 1,415,691	$ 1,044,262	$ 723,841	$ 700,414
Portfolio turnover rate D	131% I	113% I	120%	138%	104% I

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Industrials Central Fund	11.03%	18.24%	11.74%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Industrials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Industrials Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Industrials Central Fund: For the year, the fund returned 11.03%, trailing the 14.84% gain of the MSCI U.S. IMI Industrials 25-50 Index and also lagging the S&P 500®. Compared with the broader market, the industrials sector fell short because of relative weakness in groups such as industrial machinery and construction & engineering, which offset strength in transportation stocks. Versus the MSCI index, stock selection in aerospace & defense was a noteworthy negative for the fund, along with an underweighting in airlines. Southwest Airlines was our biggest relative detractor, as I avoided this strong-performing index name for valuation reasons. Not owning defense contractor and index stock Lockheed Martin also hurt our results. Selling construction & engineering stock URS before it surged higher in July, following AECOM Technology's bid to purchase the company, further detracted. Conversely, the fund's top relative contributor was an out-of-benchmark stake in Golar LNG, a provider of shipping for liquefied natural gas (LNG) and a leader in the development of floating LNG facilities. Investors believed the surge in North America natural gas production and looser restrictions on U.S. natural gas exports could bode well for Golar. Overweighting package-delivery stock FedEx bolstered performance as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Industrials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	6.4	7.2
Danaher Corp.	5.8	5.0
Union Pacific Corp.	5.5	4.7
The Boeing Co.	5.4	4.5
FedEx Corp.	4.7	3.6
Honeywell International, Inc.	3.9	4.2
General Electric Co.	3.7	5.0
Caterpillar, Inc.	3.4	3.8
Dun & Bradstreet Corp.	2.9	1.9
General Dynamics Corp.	2.6	1.8
	44.3
Top Industries (% of fund's net assets)
As of September 30, 2014
Aerospace & Defense 23.5%
Machinery 15.8%
Professional Services 10.3%
Industrial Conglomerates 9.5%
Road & Rail 8.4%
All Others* 32.5%

As of March 31, 2014
Machinery 22.3%
Aerospace & Defense 21.9%
Industrial Conglomerates 10.0%
Electrical Equipment 9.2%
Professional Services 8.5%
All Others* 28.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Industrials Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
AEROSPACE & DEFENSE - 23.5%
Aerospace & Defense - 23.5%
Alliant Techsystems, Inc.	167,247	$ 21,347,407
General Dynamics Corp.	266,540	33,874,569
Honeywell International, Inc.	543,436	50,604,760
L-3 Communications Holdings, Inc.	106,700	12,688,764
Teledyne Technologies, Inc. (a)	158,896	14,937,813
Textron, Inc.	502,815	18,096,312
The Boeing Co.	546,798	69,651,129
United Technologies Corp.	794,033	83,849,884
		305,050,638
AIR FREIGHT & LOGISTICS - 4.7%
Air Freight & Logistics - 4.7%
FedEx Corp.	381,230	61,549,584
AIRLINES - 4.0%
Airlines - 4.0%
American Airlines Group, Inc.	654,327	23,215,522
Delta Air Lines, Inc.	806,800	29,165,820
		52,381,342
BUILDING PRODUCTS - 2.9%
Building Products - 2.9%
A.O. Smith Corp.	486,477	23,000,633
Lennox International, Inc.	184,243	14,162,759
		37,163,392
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Diversified Support Services - 1.1%
KAR Auction Services, Inc.	511,900	14,655,697
Environmental & Facility Services - 1.4%
Waste Connections, Inc.	366,014	17,758,999
Office Services & Supplies - 0.5%
West Corp.	244,500	7,202,970
TOTAL COMMERCIAL SERVICES & SUPPLIES		39,617,666
CONSTRUCTION & ENGINEERING - 3.4%
Construction & Engineering - 3.4%
EMCOR Group, Inc.	339,175	13,553,433
Common Stocks - continued
	Shares	Value
CONSTRUCTION & ENGINEERING - CONTINUED
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	384,200	$ 18,756,644
Tutor Perini Corp. (a)	443,290	11,702,856
		44,012,933
ELECTRICAL EQUIPMENT - 7.2%
Electrical Components & Equipment - 6.3%
Eaton Corp. PLC	306,997	19,454,400
Emerson Electric Co.	382,421	23,931,906
EnerSys	119,100	6,984,024
Hubbell, Inc. Class B	84,699	10,208,770
Rockwell Automation, Inc.	190,230	20,902,472
		81,481,572
Heavy Electrical Equipment - 0.9%
Babcock & Wilcox Co.	451,400	12,499,266
TOTAL ELECTRICAL EQUIPMENT		93,980,838
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Aspen Aerogels, Inc.	713,574	6,473,543
INDUSTRIAL CONGLOMERATES - 9.5%
Industrial Conglomerates - 9.5%
Danaher Corp.	991,919	75,366,006
General Electric Co.	1,891,000	48,447,420
		123,813,426
MACHINERY - 15.8%
Agricultural & Farm Machinery - 2.2%
Deere & Co.	344,427	28,239,570
Construction Machinery & Heavy Trucks - 8.2%
Caterpillar, Inc.	449,726	44,536,366
Cummins, Inc.	212,257	28,013,679
Manitowoc Co., Inc.	1,155,387	27,093,825
Wabtec Corp.	94,626	7,668,491
		107,312,361
Industrial Machinery - 5.4%
Crane Co.	120,600	7,623,126
Global Brass & Copper Holdings, Inc.	192,243	2,820,205
Hyster-Yale Materials Handling Class A	69,714	4,992,917
IDEX Corp.	131,033	9,482,858
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Pall Corp.	219,008	$ 18,330,970
Valmont Industries, Inc. (d)	198,934	26,842,165
		70,092,241
TOTAL MACHINERY		205,644,172
OIL, GAS & CONSUMABLE FUELS - 2.2%
Oil & Gas Storage & Transport - 2.2%
Golar LNG Ltd. (d)	240,000	15,936,000
Scorpio Tankers, Inc.	1,454,683	12,088,416
		28,024,416
PROFESSIONAL SERVICES - 10.3%
Human Resource & Employment Services - 2.5%
On Assignment, Inc. (a)	222,700	5,979,495
Towers Watson & Co.	260,831	25,952,685
		31,932,180
Research & Consulting Services - 7.8%
Corporate Executive Board Co.	168,737	10,136,032
CRA International, Inc. (a)	92,000	2,339,560
Dun & Bradstreet Corp.	328,318	38,567,515
Huron Consulting Group, Inc. (a)	311,500	18,992,155
Nielsen Holdings B.V.	313,786	13,910,133
Verisk Analytics, Inc. (a)	293,055	17,844,119
		101,789,514
TOTAL PROFESSIONAL SERVICES		133,721,694
ROAD & RAIL - 8.4%
Railroads - 6.0%
CSX Corp.	205,700	6,594,742
Union Pacific Corp.	654,786	70,991,898
		77,586,640
Trucking - 2.4%
J.B. Hunt Transport Services, Inc.	432,350	32,015,518
TOTAL ROAD & RAIL		109,602,158
Common Stocks - continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 2.5%
Trading Companies & Distributors - 2.5%
MRC Global, Inc. (a)	457,800	$ 10,675,896
W.W. Grainger, Inc.	53,919	13,568,716
WESCO International, Inc. (a)	103,666	8,112,901
		32,357,513
TOTAL COMMON STOCKS (Cost $1,050,388,240)		1,273,393,315
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.12% (b)	18,204,614	18,204,614
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	21,079,700	21,079,700
TOTAL MONEY MARKET FUNDS (Cost $39,284,314)		39,284,314
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,089,672,554)		1,312,677,629
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(11,667,776)
NET ASSETS - 100%		$ 1,301,009,853
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,055
Fidelity Securities Lending Cash Central Fund	41,581
Total	$ 56,636
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,273,393,315	$ 1,266,919,772	$ 6,473,543	$ -
Money Market Funds	39,284,314	39,284,314	-	-
Total Investments in Securities:	$ 1,312,677,629	$ 1,306,204,086	$ 6,473,543	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $20,356,722) - See accompanying schedule: Unaffiliated issuers (cost $1,050,388,240)	$ 1,273,393,315
Fidelity Central Funds (cost $39,284,314)	39,284,314
Total Investments (cost $1,089,672,554)		$ 1,312,677,629
Receivable for investments sold		12,990,006
Receivable for fund shares sold		435,532
Dividends receivable		1,707,370
Distributions receivable from Fidelity Central Funds		9,356
Total assets		1,327,819,893

Liabilities
Payable for investments purchased	$ 5,720,543
Other payables and accrued expenses	9,797
Collateral on securities loaned, at value	21,079,700
Total liabilities		26,810,040

Net Assets		$ 1,301,009,853
Net Assets consist of:
Paid in capital		$ 1,078,002,147
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		223,007,706
Net Assets, for 5,996,827 shares outstanding		$ 1,301,009,853
Net Asset Value, offering price and redemption price per share ($1,301,009,853 ÷ 5,996,827 shares)		$ 216.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 18,192,499
Interest		264,876
Income from Fidelity Central Funds (including $41,581 from security lending)		56,636
Total income		18,514,011

Expenses
Custodian fees and expenses	$ 33,202
Independent directors' compensation	5,253
Interest	2,751
Total expenses before reductions	41,206
Expense reductions	(5,253)	35,953
Net investment income (loss)		18,478,058
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	185,773,444
Foreign currency transactions	(5,426)
Total net realized gain (loss)		185,768,018
Change in net unrealized appreciation (depreciation) on: Investment securities	(79,598,221)
Assets and liabilities in foreign currencies	(6,527)
Total change in net unrealized appreciation (depreciation)		(79,604,748)
Net gain (loss)		106,163,270
Net increase (decrease) in net assets resulting from operations		$ 124,641,328

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,478,058	$ 18,937,478
Net realized gain (loss)	185,768,018	103,903,557
Change in net unrealized appreciation (depreciation)	(79,604,748)	171,459,538
Net increase (decrease) in net assets resulting from operations	124,641,328	294,300,573
Distributions to partners from net investment income	(18,367,409)	(18,580,889)
Affiliated share transactions Proceeds from sales of shares	159,311,540	139,013,463
Reinvestment of distributions	18,366,978	18,580,468
Cost of shares redeemed	(181,422,684)	(118,900,259)
Net increase (decrease) in net assets resulting from share transactions	(3,744,166)	38,693,672
Total increase (decrease) in net assets	102,529,753	314,413,356

Net Assets
Beginning of period	1,198,480,100	884,066,744
End of period	$ 1,301,009,853	$ 1,198,480,100
Other Affiliated Information Shares
Sold	736,096	816,331
Issued in reinvestment of distributions	83,949	106,075
Redeemed	(868,677)	(675,386)
Net increase (decrease)	(48,632)	247,020

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 198.24	$ 152.47	$ 117.43	$ 123.67	$ 101.63
Income from Investment Operations
Net investment income (loss) B	3.18	3.15	2.81	2.21	1.67
Net realized and unrealized gain (loss)	18.69	45.71	34.95	(6.31)	21.93
Total from investment operations	21.87	48.86	37.76	(4.10)	23.60
Distributions to partners from net investment income	(3.16)	(3.09)	(2.72)	(2.14)	(1.56)
Net asset value, end of period	$ 216.95	$ 198.24	$ 152.47	$ 117.43	$ 123.67
Total Return A	11.03%	32.33%	32.29%	(3.60)%	23.36%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	-% E	.01%	.01%
Expenses net of fee waivers, if any	-% E	-% E	-% E	.01%	.01%
Expenses net of all reductions	-% E	-% E	-% E	.01%	.01%
Net investment income (loss)	1.46%	1.80%	1.95%	1.56%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,301,010	$ 1,198,480	$ 884,067	$ 627,769	$ 656,960
Portfolio turnover rate D	77% G	73% G	85%	105%	105% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Information Technology Central Fund	19.01%	17.11%	13.21%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Information Technology Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Information Technology Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Information Technology Central Fund: For the year, the fund returned 19.01%, trailing the 25.52% return of the MSCI U.S. IMI Information Technology 25-50 Index and also lagging the S&P 500®. The tech sector enjoyed above-market performance in a number of groups, including technology hardware, storage & peripherals and semiconductors. Versus the MSCI index, the fund's results were hampered by weak stock selection, most notably in semiconductors and in semiconductor equipment. Underweighting large-cap stocks in the benchmark and overweighting mid- and small-caps also hurt the fund, as did the impact of a strong U.S. dollar on foreign investments. At the stock level, the fund's performance suffered due to not owning index heavyweight Intel and a sizable underweighting in Microsoft, our two biggest relative detractors. Shares of the personal computer chipmaker and operating system provider were aided by a resurgence of PC buying triggered in part by Microsoft's decision to terminate support for its aging Windows® XP operating system. A modest cash position also hurt in a strongly rising market. Conversely, little to no exposure to IT consultant IBM contributed, as the share price of this slow-growing index component posted a gain but substantially lagged our benchmark. Another contributor was South Korea-based mobile messaging provider NAVER, a non-index stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Information Technology Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.6	8.3
Facebook, Inc. Class A	4.9	5.5
Google, Inc. Class A	4.7	10.1
Google, Inc. Class C	4.5	0.0
Microsoft Corp.	3.1	5.6
Fidelity National Information Services, Inc.	2.5	2.4
Baidu.com, Inc. sponsored ADR	2.5	0.0
Adobe Systems, Inc.	2.2	1.2
NAVER Corp.	2.0	1.8
Concur Technologies, Inc.	1.9	0.1
	38.9
Top Industries (% of fund's net assets)
As of September 30, 2014
Internet Software & Services 28.0%
Software 19.3%
Technology Hardware, Storage & Peripherals 14.8%
Semiconductors & Semiconductor Equipment 8.0%
IT Services 6.5%
All Others* 23.4%

As of March 31, 2014
Internet Software & Services 30.1%
Software 17.1%
IT Services 11.8%
Technology Hardware, Storage & Peripherals 11.7%
Semiconductors & Semiconductor Equipment 9.2%
All Others* 20.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Information Technology Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
AUTOMOBILES - 0.3%
Automobile Manufacturers - 0.3%
Tesla Motors, Inc. (a)	28,335	$ 6,876,338
CHEMICALS - 0.0%
Specialty Chemicals - 0.0%
Nitto Denko Corp.	4,700	257,766
COMMUNICATIONS EQUIPMENT - 2.9%
Communications Equipment - 2.9%
ADVA Optical Networking SE (a)	13,135	48,377
F5 Networks, Inc. (a)	40,355	4,791,753
Ixia (a)	446,899	4,084,657
Juniper Networks, Inc.	693,101	15,352,187
Palo Alto Networks, Inc. (a)	44,200	4,336,020
Procera Networks, Inc. (a)(d)	39,700	380,326
QUALCOMM, Inc.	165,700	12,389,389
Radware Ltd. (a)	548,027	9,678,157
Riverbed Technology, Inc. (a)	528,951	9,809,396
Sandvine Corp. (U.K.) (a)	24,200	59,854
Sonus Networks, Inc. (a)	62,000	212,040
Spirent Communications PLC	6,145,600	10,421,235
		71,563,391
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	1,336,200	1,170,603
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.1%
TAL Education Group ADR (a)(d)	39,500	1,380,130
Specialized Consumer Services - 0.1%
LifeLock, Inc. (a)	259,733	3,711,585
TOTAL DIVERSIFIED CONSUMER SERVICES		5,091,715
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Alternative Carriers - 0.2%
8x8, Inc. (a)	718,500	4,799,580
ELECTRICAL EQUIPMENT - 1.1%
Electrical Components & Equipment - 1.0%
Acuity Brands, Inc.	198,600	23,377,206
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - CONTINUED
Heavy Electrical Equipment - 0.1%
Mitsubishi Electric Corp.	191,000	$ 2,543,474
TOTAL ELECTRICAL EQUIPMENT		25,920,680
ELECTRONIC EQUIPMENT & COMPONENTS - 5.9%
Electronic Components - 2.6%
Alps Electric Co. Ltd.	755,300	12,967,676
Delta Electronics, Inc.	543,000	3,427,219
Iljin Materials Co. Ltd. (a)	19,900	182,787
InvenSense, Inc. (a)(d)	52,035	1,026,651
Iriso Electronics Co. Ltd.	16,400	1,300,935
Japan Aviation Electronics Industry Ltd.	94,000	2,142,694
Largan Precision Co. Ltd.	32,000	2,293,228
Ledlink Optics, Inc.	1,380,037	2,486,063
Mitsumi Electric Co. Ltd.	479,100	3,459,742
OMRON Corp.	275,200	12,495,974
Samsung SDI Co. Ltd.	19,642	2,280,814
Sapphire Technology Co. Ltd. (a)	22,322	385,099
Sunny Optical Technology Group Co. Ltd.	4,501,000	6,677,723
TDK Corp.	48,100	2,684,039
Yageo Corp.	18,402,000	9,119,754
Yaskawa Electric Corp.	84,200	1,140,068
		64,070,466
Electronic Equipment & Instruments - 1.1%
Chroma ATE, Inc.	2,796,188	7,767,189
Cognex Corp. (a)	59,200	2,383,984
FEI Co.	7,400	558,108
PAX Global Technology Ltd. (a)	4,634,000	4,088,025
Posiflex Technologies, Inc.	39,195	215,173
TPK Holding Co. Ltd.	2,191,000	13,144,560
		28,157,039
Electronic Manufacturing Services - 1.8%
AIC, Inc.	178,000	886,489
Merry Electronics Co. Ltd.	456,000	2,121,105
TE Connectivity Ltd.	255,145	14,106,967
Trimble Navigation Ltd. (a)	926,827	28,268,224
		45,382,785
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Technology Distributors - 0.4%
Digital China Holdings Ltd. (H Shares)	10,264,000	$ 9,186,887
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		146,797,177
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Health Care Equipment - 0.4%
Intai Technology Corp.	901,000	5,079,602
PW Medtech Group Ltd. (a)	8,809,000	4,685,367
		9,764,969
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	6,000	109,860
HEALTH CARE TECHNOLOGY - 1.4%
Health Care Technology - 1.4%
athenahealth, Inc. (a)(d)	124,030	16,333,511
M3, Inc.	447,500	7,181,217
Medidata Solutions, Inc. (a)	268,400	11,887,436
		35,402,164
HOUSEHOLD DURABLES - 0.5%
Consumer Electronics - 0.5%
Altek Corp.	1,000,000	846,483
Sony Corp.	127,000	2,279,299
Sony Corp. sponsored ADR (d)	484,600	8,742,184
		11,867,966
INTERNET & CATALOG RETAIL - 3.0%
Internet Retail - 3.0%
Ctrip.com International Ltd. sponsored ADR (a)	765,351	43,441,323
Groupon, Inc. Class A (a)	2,311,300	15,439,484
HomeAway, Inc. (a)	209	7,420
InterPark INT Corp.	5,265	117,532
Jumei International Holding Ltd. sponsored ADR (d)	4,700	110,356
MySale Group PLC	38,500	126,077
priceline.com, Inc. (a)	5,200	6,024,616
Qunar Cayman Islands Ltd. sponsored ADR	36,800	1,017,520
RetailMeNot, Inc. (a)(d)	43,900	709,424
Travelport Worldwide Ltd. (a)	39,700	653,462
TripAdvisor, Inc. (a)	10,640	972,709
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - CONTINUED
Internet Retail - continued
Vipshop Holdings Ltd. ADR (a)	88	$ 16,633
zulily, Inc. Class A	117,226	4,441,693
		73,078,249
INTERNET SOFTWARE & SERVICES - 27.7%
Internet Software & Services - 27.7%
21Vianet Group, Inc. ADR (a)(d)	409,000	7,362,000
58.com, Inc. ADR (d)	261,600	9,744,600
Addcn Technology Co. Ltd.	93,000	981,361
Alibaba Group Holding Ltd. sponsored ADR	23,000	2,043,550
Amber Road, Inc. (a)	100	1,734
Autohome, Inc. ADR Class A	5,206	218,704
Baidu.com, Inc. sponsored ADR (a)	278,200	60,711,586
ChannelAdvisor Corp. (a)	417,239	6,842,720
Constant Contact, Inc. (a)	78,000	2,116,920
Cornerstone OnDemand, Inc. (a)	440,504	15,157,743
Cvent, Inc. (a)	131,887	3,345,973
Demandware, Inc. (a)	116,820	5,948,474
E2open, Inc. (a)(d)	316,304	2,944,790
eBay, Inc. (a)	352,300	19,950,749
eGain Communications Corp. (a)	130,650	783,900
Endurance International Group Holdings, Inc.	983,200	15,996,664
Facebook, Inc. Class A (a)	1,544,463	122,074,356
Google, Inc.:
Class A (a)	196,373	115,547,837
Class C (a)	191,573	110,606,587
Just Dial Ltd.	9,503	250,186
LinkedIn Corp. (a)	99,400	20,654,326
Marketo, Inc. (a)(d)	221,830	7,165,109
Move, Inc. (a)	324,904	6,809,988
NAVER Corp.	64,710	49,500,896
NIC, Inc.	118,124	2,034,095
Opower, Inc.	36,600	690,276
Q2 Holdings, Inc. (a)	72,400	1,013,600
Rackspace Hosting, Inc. (a)	81,026	2,637,396
SciQuest, Inc. (a)	100,219	1,507,294
SouFun Holdings Ltd. ADR	20,500	203,975
TelecityGroup PLC	705,200	8,551,398
Tencent Holdings Ltd.	326,400	4,857,305
Textura Corp. (a)(d)	395,004	10,428,106
Trulia, Inc. (a)	4,300	210,270
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
Twitter, Inc.	611,100	$ 31,520,538
Web.com Group, Inc. (a)	354,216	7,070,151
Weibo Corp. sponsored ADR (d)	184,400	3,446,436
Yahoo!, Inc. (a)	6,076	247,597
Yandex NV (a)	396,400	11,017,938
Yelp, Inc. (a)(d)	198,133	13,522,577
YY, Inc. ADR (a)	300	22,467
		685,742,172
IT SERVICES - 6.5%
Data Processing & Outsourced Services - 5.3%
Alliance Data Systems Corp. (a)	29,900	7,423,273
Computer Sciences Corp.	204,700	12,517,405
DST Systems, Inc.	100,152	8,404,756
Euronet Worldwide, Inc. (a)	69,264	3,310,127
Fidelity National Information Services, Inc.	1,107,137	62,331,813
Fiserv, Inc. (a)	3,400	219,759
Global Payments, Inc.	22,400	1,565,312
NETELLER PLC (a)	1,158,447	9,643,614
QIWI PLC Class B sponsored ADR (d)	6,100	192,699
Quindell PLC	897,933	2,114,381
Total System Services, Inc.	580,548	17,973,766
Vantiv, Inc. (a)	145,500	4,495,950
		130,192,855
IT Consulting & Other Services - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	358,394	16,045,299
EPAM Systems, Inc. (a)	91,734	4,017,032
Fujitsu Ltd.	370,000	2,277,183
Unisys Corp. (a)	265,000	6,203,650
Virtusa Corp. (a)	38,700	1,376,172
		29,919,336
TOTAL IT SERVICES		160,112,191
LEISURE PRODUCTS - 1.4%
Leisure Products - 1.4%
Bandai Namco Holdings, Inc.	310,700	7,974,657
Sega Sammy Holdings, Inc.	1,638,300	26,365,165
		34,339,822
Common Stocks - continued
	Shares	Value
MACHINERY - 0.0%
Industrial Machinery - 0.0%
King Slide Works Co. Ltd.	46,000	$ 519,428
MEDIA - 0.9%
Broadcasting - 0.4%
Fuji Media Holdings, Inc.	642,100	9,548,804
Cable & Satellite - 0.5%
Naspers Ltd. Class N	111,500	12,303,516
Publishing - 0.0%
NEXT Co. Ltd.	93,300	632,067
TOTAL MEDIA		22,484,387
PROFESSIONAL SERVICES - 1.0%
Human Resource & Employment Services - 0.5%
51job, Inc. sponsored ADR (a)	8,200	245,426
Paylocity Holding Corp. (a)(d)	59,100	1,161,315
WageWorks, Inc. (a)	241,200	10,981,836
		12,388,577
Research & Consulting Services - 0.5%
ICF International, Inc. (a)	60,700	1,868,953
Verisk Analytics, Inc. (a)	169,532	10,322,803
		12,191,756
TOTAL PROFESSIONAL SERVICES		24,580,333
ROAD & RAIL - 0.0%
Trucking - 0.0%
Car, Inc. (a)	438,000	671,256
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Semiconductor Equipment - 0.9%
Aixtron AG (a)	84,229	1,275,866
ASM Pacific Technology Ltd.	230,000	2,276,348
GT Advanced Technologies, Inc. (a)(d)	587,763	6,365,473
Nanometrics, Inc. (a)	103,900	1,568,890
Rubicon Technology, Inc. (a)(d)	898,232	3,817,486
SMA Solar Technology AG (a)(d)	77,264	2,039,595
SunEdison, Inc. (a)	227,700	4,298,976
Tessera Technologies, Inc.	8,366	222,368
Ultratech, Inc. (a)	18,100	411,775
		22,276,777
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - 7.1%
Atmel Corp. (a)	255,300	$ 2,062,824
Audience, Inc. (a)	454,700	3,364,780
Broadcom Corp. Class A	306,984	12,408,293
Cree, Inc. (a)	200,537	8,211,990
Crystalwise Technology, Inc. (a)	110,275	98,058
EPISTAR Corp.	2,123,000	3,971,029
First Solar, Inc. (a)	365,200	24,033,812
Freescale Semiconductor, Inc. (a)	429,191	8,382,100
Genesis Photonics, Inc. (a)	4,761,766	2,723,693
Himax Technologies, Inc. sponsored ADR	404,700	4,107,705
Inphi Corp. (a)	3,600	51,768
Intermolecular, Inc. (a)	813,134	1,886,471
Intersil Corp. Class A	151,717	2,155,899
Lextar Electronics Corp.	489,000	490,286
M/A-COM Technology Solutions, Inc. (a)	105,600	2,306,304
Macronix International Co. Ltd. (a)	933,000	209,174
MagnaChip Semiconductor Corp. (a)	291,827	3,414,376
Melexis NV	76,770	3,499,928
Mellanox Technologies Ltd. (a)(d)	297,422	13,345,325
Micrel, Inc.	103,200	1,241,496
Micron Technology, Inc. (a)	7,700	263,802
Microsemi Corp. (a)	29,400	747,054
Monolithic Power Systems, Inc.	201,051	8,856,297
NXP Semiconductors NV (a)	190,611	13,043,511
On-Bright Electronics, Inc.	176,000	1,128,205
PixArt Imaging, Inc.	39,000	97,436
PMC-Sierra, Inc. (a)	468,900	3,497,994
Power Integrations, Inc.	65,300	3,520,323
Radiant Opto-Electronics Corp.	1,044,000	4,135,503
RF Micro Devices, Inc. (a)	411,431	4,747,914
Sanken Electric Co. Ltd.	285,000	2,393,298
Semiconductor Manufacturing International Corp. (a)	85,527,000	8,795,536
Semtech Corp. (a)	56,700	1,539,405
Seoul Semiconductor Co. Ltd.	326,247	7,406,622
Silicon Laboratories, Inc. (a)	119,400	4,852,416
Sitronix Technology Corp.	575,000	1,366,617
Spansion, Inc. Class A (a)	106,400	2,424,856
SunEdison Semiconductor Ltd.	156,150	3,021,503
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
TriQuint Semiconductor, Inc. (a)	306,900	$ 5,852,583
YoungTek Electronics Corp.	770	1,521
		175,657,707
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		197,934,484
SOFTWARE - 19.3%
Application Software - 10.7%
Adobe Systems, Inc. (a)	777,407	53,788,790
ANSYS, Inc. (a)	31,511	2,384,437
Aspen Technology, Inc. (a)	204,380	7,709,214
Autodesk, Inc. (a)	324,600	17,885,460
Broadleaf Co. Ltd.	2,700	43,476
BroadSoft, Inc. (a)	254,142	5,347,148
Callidus Software, Inc. (a)	101,600	1,221,232
Citrix Systems, Inc. (a)	172,278	12,290,313
Concur Technologies, Inc. (a)	361,839	45,888,422
Guidewire Software, Inc. (a)	402	17,825
Interactive Intelligence Group, Inc. (a)	291,450	12,182,610
Intuit, Inc.	218,700	19,169,055
Jive Software, Inc. (a)	100,056	583,326
Kingdee International Software Group Co. Ltd. (a)	35,929,600	10,642,586
Linx SA	48,200	1,008,208
MicroStrategy, Inc. Class A (a)	71,086	9,300,892
MobileIron, Inc.	1,300	14,482
Mobileye NV (a)	100	5,359
Paycom Software, Inc.	100	1,656
PROS Holdings, Inc. (a)	20,867	525,848
Qlik Technologies, Inc. (a)	259,000	7,003,360
salesforce.com, Inc. (a)	645,469	37,133,832
SolarWinds, Inc. (a)	8,631	362,934
Splunk, Inc. (a)	62,997	3,487,514
TIBCO Software, Inc. (a)	646,477	15,276,252
Ultimate Software Group, Inc. (a)	207	29,293
Workday, Inc. Class A (a)	2,459	202,868
Zendesk, Inc.	79,569	1,717,895
		265,224,287
Home Entertainment Software - 1.4%
Activision Blizzard, Inc.	496,540	10,323,067
Devsisters Co. Ltd. (a)	14,535	730,229
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - continued
Electronic Arts, Inc. (a)	1,300	$ 46,293
Nintendo Co. Ltd.	166,400	18,125,679
Nintendo Co. Ltd. ADR	54,500	740,383
Ourgame International Holdings Ltd.	6,701,000	3,469,226
		33,434,877
Systems Software - 7.2%
Allot Communications Ltd. (a)(d)	531,709	6,072,117
CommVault Systems, Inc. (a)	43,800	2,207,520
CyberArk Software Ltd. (a)	10,000	320,100
Exact Holdings NV	126,500	4,473,723
Fleetmatics Group PLC (a)	361,947	11,039,384
Imperva, Inc. (a)	49,191	1,413,257
Infoblox, Inc. (a)	89,200	1,315,700
Microsoft Corp.	1,672,743	77,548,365
NetSuite, Inc. (a)	320,639	28,710,016
Oracle Corp.	300,600	11,506,968
Red Hat, Inc. (a)	334,340	18,773,191
ServiceNow, Inc. (a)	244,455	14,369,065
Varonis Systems, Inc.	100	2,110
		177,751,516
TOTAL SOFTWARE		476,410,680
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 14.8%
Technology Hardware, Storage & Peripherals - 14.8%
ADLINK Technology, Inc.	90,953	222,748
Apple, Inc.	2,594,170	261,362,619
BlackBerry Ltd. (a)(d)	2,514	24,989
Cray, Inc. (a)	665,478	17,462,143
Hewlett-Packard Co.	955,100	33,877,397
Lite-On Technology Corp.	3,403,829	4,906,571
NEC Corp.	5,160,000	17,831,229
Nimble Storage, Inc.	137,900	3,581,263
QLogic Corp. (a)	3,800	34,808
Samsung Electronics Co. Ltd.	18,522	20,787,761
Silicon Graphics International Corp. (a)	425,876	3,930,835
Stratasys Ltd. (a)	9,600	1,159,488
		365,181,851
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc.	572,600	$ 7,277,746
TOTAL COMMON STOCKS (Cost $2,019,962,272)		2,367,954,808
Convertible Preferred Stocks - 0.3%

INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Uber Technologies, Inc. 8.00% (e)	122,478	7,600,029
IT SERVICES - 0.0%
Data Processing & Outsourced Services - 0.0%
Nutanix, Inc. Series E (e)	68,486	917,473
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,517,502)		8,517,502
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.12% (b)	87,512,607	87,512,607
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	35,493,306	35,493,306
TOTAL MONEY MARKET FUNDS (Cost $123,005,913)		123,005,913
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $2,151,485,687)		2,499,478,223
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(26,890,161)
NET ASSETS - 100%		$ 2,472,588,062
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,517,502 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Nutanix, Inc. Series E	8/26/14	$ 917,473
Uber Technologies, Inc. 8.00%	6/6/14	$ 7,600,029
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 56,403
Fidelity Securities Lending Cash Central Fund	1,048,278
Total	$ 1,104,681
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,367,954,808	$ 2,322,771,140	$ 36,063,914	$ 9,119,754
Convertible Preferred Stocks	8,517,502	-	-	8,517,502
Money Market Funds	123,005,913	123,005,913	-	-
Total Investments in Securities:	$ 2,499,478,223	$ 2,445,777,053	$ 36,063,914	$ 17,637,256

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 19,841,984
Level 2 to Level 1	$ 19,422,786
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	74.5%
Cayman Islands	8.0%
Japan	5.9%
Korea (South)	3.2%
Taiwan	2.1%
Israel	1.2%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $34,436,274) - See accompanying schedule: Unaffiliated issuers (cost $2,028,479,774)	$ 2,376,472,310
Fidelity Central Funds (cost $123,005,913)	123,005,913
Total Investments (cost $2,151,485,687)		$ 2,499,478,223
Cash		746,310
Receivable for investments sold		54,675,379
Receivable for fund shares sold		4,943,610
Dividends receivable		5,223,842
Distributions receivable from Fidelity Central Funds		171,463
Total assets		2,565,238,827

Liabilities
Payable for investments purchased	$ 57,088,257
Payable for fund shares redeemed	371
Other payables and accrued expenses	68,831
Collateral on securities loaned, at value	35,493,306
Total liabilities		92,650,765

Net Assets		$ 2,472,588,062
Net Assets consist of:
Paid in capital		$ 2,124,607,146
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		347,980,916
Net Assets, for 9,402,073 shares outstanding		$ 2,472,588,062
Net Asset Value, offering price and redemption price per share ($2,472,588,062 ÷ 9,402,073 shares)		$ 262.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 19,683,248
Interest		34
Income from Fidelity Central Funds (including $1,048,278 from security lending)		1,104,681
Total income		20,787,963

Expenses
Custodian fees and expenses	$ 204,595
Independent directors' compensation	8,944
Interest	1,814
Total expenses before reductions	215,353
Expense reductions	(9,041)	206,312
Net investment income (loss)		20,581,651
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	425,590,088
Foreign currency transactions	(237,214)
Total net realized gain (loss)		425,352,874
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,348)	(76,936,556)
Assets and liabilities in foreign currencies	9,348
Total change in net unrealized appreciation (depreciation)		(76,927,208)
Net gain (loss)		348,425,666
Net increase (decrease) in net assets resulting from operations		$ 369,007,317

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,581,651	$ 15,931,616
Net realized gain (loss)	425,352,874	227,625,091
Change in net unrealized appreciation (depreciation)	(76,927,208)	55,667,565
Net increase (decrease) in net assets resulting from operations	369,007,317	299,224,272
Distributions to partners from net investment income	(15,387,304)	(14,619,205)
Affiliated share transactions Proceeds from sales of shares	374,503,929	238,329,770
Reinvestment of distributions	15,387,067	14,618,981
Cost of shares redeemed	(256,747,220)	(183,706,801)
Net increase (decrease) in net assets resulting from share transactions	133,143,776	69,241,950
Total increase (decrease) in net assets	486,763,789	353,847,017

Net Assets
Beginning of period	1,985,824,273	1,631,977,256
End of period	$ 2,472,588,062	$ 1,985,824,273
Other Affiliated Information Shares
Sold	1,497,802	1,237,669
Issued in reinvestment of distributions	60,934	73,260
Redeemed	(1,081,601)	(929,781)
Net increase (decrease)	477,135	381,148

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 222.50	$ 191.01	$ 150.22	$ 153.23	$ 122.94
Income from Investment Operations
Net investment income (loss) B	2.33	1.80	1.20	.72	.59
Net realized and unrealized gain (loss)	39.88	31.33	40.67	(3.04)	30.27
Total from investment operations	42.21	33.13	41.87	(2.32)	30.86
Distributions to partners from net investment income	(1.73)	(1.64)	(1.08)	(.69)	(.57)
Net asset value, end of period	$ 262.98	$ 222.50	$ 191.01	$ 150.22	$ 153.23
Total ReturnA	19.01%	17.45%	27.92%	(1.58)%	25.16%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.94%	.92%	.68%	.41%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,472,588	$ 1,985,824	$ 1,631,977	$ 1,114,087	$ 1,002,770
Portfolio turnover rate D	179% F	157% F	195%	188%	128% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Materials Central Fund	12.70%	15.09%	12.91%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Materials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Materials Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Materials Central Fund: For the year, the fund returned 12.70%, well behind the 17.99% gain of the MSCI U.S. IMI Materials 25-50 Index and also trailing the S&P 500®. Versus the broader market, gold and silver, as well as diversified metals & mining and paper products, weighed on the sector's performance, while strong outperformance in aluminum and commodity chemicals, among other groups, helped. Versus the MSCI index, the fund's results suffered the most due to stock selection in diversified chemicals and exposure to the out-of-benchmark coal & consumable fuels group. Performance also was curbed by my decision to avoid major aluminum producer Alcoa, an index name that returned 100%. In diversified chemicals, a significant overweighting in FMC hampered performance and was our largest detractor. The company lowered its second-quarter and full-year financial guidance in June, triggering a decline in its share price. Not owning Dow Chemical, a strong-performing index component, also detracted, as did a non-index stake in coal producer Peabody Energy. Conversely, stock decisions in fertilizers & agricultural chemicals and the hard-hit gold segment were noteworthy positives. Gold miner Newmont Mining was the fund's top contributor, as avoiding this weak-performing index stock paid off. Overweighting Netherlands-based chemical producer LyondellBasell Industries also lifted relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Materials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.7	0.0
LyondellBasell Industries NV Class A	7.1	6.9
Monsanto Co.	6.1	9.4
Praxair, Inc.	5.6	5.6
Freeport-McMoRan, Inc.	4.9	0.0
Eastman Chemical Co.	4.7	4.8
CF Industries Holdings, Inc.	4.4	4.5
Rock-Tenn Co. Class A	3.8	3.5
FMC Corp.	3.8	5.3
Sherwin-Williams Co.	3.2	2.8
	52.3
Top Industries (% of fund's net assets)
As of September 30, 2014
Chemicals 66.3%
Metals & Mining 14.8%
Containers & Packaging 10.3%
Construction Materials 5.1%
Oil, Gas & Consumable Fuels 1.6%
All Others* 1.9%

As of March 31, 2014
Chemicals 69.7%
Containers & Packaging 9.7%
Metals & Mining 6.8%
Construction Materials 5.6%
Paper & Forest Products 4.1%
All Others* 4.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Materials Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CHEMICALS - 66.3%
Commodity Chemicals - 15.7%
Axiall Corp.	303,470	$ 10,867,261
Cabot Corp.	194,535	9,876,542
Koppers Holdings, Inc.	74,400	2,467,104
LyondellBasell Industries NV Class A	316,230	34,361,552
Methanex Corp.	159,000	10,613,724
Orion Engineered Carbons SA (a)	178,200	3,139,884
Westlake Chemical Corp.	51,300	4,442,067
		75,768,134
Diversified Chemicals - 18.8%
E.I. du Pont de Nemours & Co.	585,300	42,001,127
Eastman Chemical Co.	281,589	22,777,734
FMC Corp.	320,229	18,313,897
Huntsman Corp.	293,200	7,620,268
		90,713,026
Fertilizers & Agricultural Chemicals - 13.5%
CF Industries Holdings, Inc.	75,238	21,007,954
Monsanto Co.	262,634	29,548,951
Potash Corp. of Saskatchewan, Inc. (d)	137,000	4,743,837
The Mosaic Co.	215,200	9,557,032
		64,857,774
Industrial Gases - 7.3%
Airgas, Inc.	76,703	8,487,187
Praxair, Inc.	208,300	26,870,700
		35,357,887
Specialty Chemicals - 11.0%
Ecolab, Inc.	73,848	8,479,966
Innospec, Inc.	106,359	3,818,288
NewMarket Corp.	17,995	6,856,455
Sherwin-Williams Co.	71,739	15,710,124
Sigma Aldrich Corp.	36,491	4,963,141
W.R. Grace & Co. (a)	147,696	13,431,474
		53,259,448
TOTAL CHEMICALS		319,956,269
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 5.1%
Construction Materials - 5.1%
Eagle Materials, Inc.	125,357	$ 12,765,103
Vulcan Materials Co.	192,841	11,614,813
		24,379,916
CONTAINERS & PACKAGING - 10.3%
Metal & Glass Containers - 2.0%
Aptargroup, Inc.	159,353	9,672,727
Paper Packaging - 8.3%
Graphic Packaging Holding Co. (a)	1,068,176	13,277,428
Packaging Corp. of America	127,300	8,124,286
Rock-Tenn Co. Class A	389,964	18,554,487
		39,956,201
TOTAL CONTAINERS & PACKAGING		49,628,928
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Aspen Aerogels, Inc.	273,469	2,480,911
METALS & MINING - 14.8%
Aluminum - 0.8%
Constellium NV (a)	159,900	3,935,139
Diversified Metals & Mining - 5.3%
Copper Mountain Mining Corp. (a)	783,600	1,693,211
Freeport-McMoRan, Inc.	723,800	23,632,070
		25,325,281
Gold - 2.1%
Franco-Nevada Corp.	79,466	3,900,394
Royal Gold, Inc.	98,069	6,368,601
		10,268,995
Steel - 6.6%
Carpenter Technology Corp.	121,867	5,502,295
Nucor Corp.	232,800	12,636,384
TimkenSteel Corp.	81,600	3,793,584
United States Steel Corp. (d)	165,400	6,478,718
Worthington Industries, Inc.	90,662	3,374,440
		31,785,421
TOTAL METALS & MINING		71,314,836
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 1.6%
Coal & Consumable Fuels - 1.6%
Peabody Energy Corp. (d)	613,179	$ 7,591,156
PAPER & FOREST PRODUCTS - 0.6%
Forest Products - 0.6%
Boise Cascade Co. (a)	99,500	2,998,930
TOTAL COMMON STOCKS (Cost $392,184,685)		478,350,946
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.12% (b)	3,686,695	3,686,695
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	13,268,260	13,268,260
TOTAL MONEY MARKET FUNDS (Cost $16,954,955)		16,954,955
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $409,139,640)		495,305,901
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(12,833,829)
NET ASSETS - 100%		$ 482,472,072
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,533
Fidelity Securities Lending Cash Central Fund	61,467
Total	$ 66,000
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 478,350,946	$ 475,870,035	$ 2,480,911	$ -
Money Market Funds	16,954,955	16,954,955	-	-
Total Investments in Securities:	$ 495,305,901	$ 492,824,990	$ 2,480,911	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.0%
Netherlands	7.9%
Canada	4.4%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $12,853,106) - See accompanying schedule: Unaffiliated issuers (cost $392,184,685)	$ 478,350,946
Fidelity Central Funds (cost $16,954,955)	16,954,955
Total Investments (cost $409,139,640)		$ 495,305,901
Receivable for investments sold		3,291,148
Receivable for fund shares sold		9,581
Dividends receivable		405,836
Distributions receivable from Fidelity Central Funds		5,304
Total assets		499,017,770

Liabilities
Payable for investments purchased	$ 3,271,705
Other payables and accrued expenses	5,733
Collateral on securities loaned, at value	13,268,260
Total liabilities		16,545,698

Net Assets		$ 482,472,072
Net Assets consist of:
Paid in capital		$ 396,306,143
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,165,929
Net Assets, for 2,098,132 shares outstanding		$ 482,472,072
Net Asset Value, offering price and redemption price per share ($482,472,072 ÷ 2,098,132 shares)		$ 229.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 6,902,028
Interest		101,485
Income from Fidelity Central Funds (including $61,467 from security lending)		66,000
Total income		7,069,513

Expenses
Custodian fees and expenses	$ 21,587
Independent directors' compensation	1,843
Interest	414
Total expenses before reductions	23,844
Expense reductions	(1,843)	22,001
Net investment income (loss)		7,047,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,675,111
Foreign currency transactions	(3,665)
Total net realized gain (loss)		49,671,446
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,725,545)
Assets and liabilities in foreign currencies	655
Total change in net unrealized appreciation (depreciation)		(6,724,890)
Net gain (loss)		42,946,556
Net increase (decrease) in net assets resulting from operations		$ 49,994,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,047,512	$ 6,420,789
Net realized gain (loss)	49,671,446	14,256,146
Change in net unrealized appreciation (depreciation)	(6,724,890)	36,075,389
Net increase (decrease) in net assets resulting from operations	49,994,068	56,752,324
Distributions to partners from net investment income	(6,929,942)	(6,307,305)
Affiliated share transactions Proceeds from sales of shares	62,066,733	50,081,266
Reinvestment of distributions	6,929,496	6,306,874
Cost of shares redeemed	(30,010,318)	(20,950,838)
Net increase (decrease) in net assets resulting from share transactions	38,985,911	35,437,302
Total increase (decrease) in net assets	82,050,037	85,882,321

Net Assets
Beginning of period	400,422,035	314,539,714
End of period	$ 482,472,072	$ 400,422,035
Other Affiliated Information Shares
Sold	274,285	263,276
Issued in reinvestment of distributions	30,429	33,111
Redeemed	(139,116)	(108,477)
Net increase (decrease)	165,598	187,910

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 207.20	$ 180.29	$ 134.10	$ 141.22	$ 125.92
Income from Investment Operations
Net investment income (loss) B	3.57	3.44 F	3.10	2.78	5.16 G
Net realized and unrealized gain (loss)	22.68	26.85	45.95	(7.38)	14.82
Total from investment operations	26.25	30.29	49.05	(4.60)	19.98
Distributions to partners from net investment income	(3.50)	(3.38)	(2.86)	(2.52)	(4.68)
Net asset value, end of period	$ 229.95	$ 207.20	$ 180.29	$ 134.10	$ 141.22
Total Return A	12.70%	16.98%	36.80%	(3.61)%	16.14%
Ratios to Average Net Assets C, H
Expenses before reductions	.01%	-% E	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% E	-% E	.01%	.01%	.01%
Expenses net of all reductions	-% E	-% E	.01%	.01%	.01%
Net investment income (loss)	1.57%	1.79% F	1.86%	1.66%	3.84% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 482,472	$ 400,422	$ 314,540	$ 215,279	$ 224,026
Portfolio turnover rate D	65% I	64% I	76%	105%	104% I

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.52 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.52%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $2.76 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.79%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Telecom Services Central Fund	9.75%	14.12%	9.21%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Telecom Services Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Telecom Services Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Matthew Drukker, Portfolio Manager of Fidelity® Telecom Services Central Fund: For the year, the fund gained 9.75%, behind the 12.06% return of its sector benchmark, the MSCI U.S. IMI Telecommunications Services 25-50 Index, and the S&P 500®. Business conditions were generally supportive of telecom firms. In general, companies in the sector continued to benefit from visible, subscription-based recurring revenues with strong capital returns via dividends. Versus the MSCI index, positioning in wireless telecom services hurt the most, including an early underweighting in wireless provider and major global Internet carrier Sprint, which was by far the fund's biggest individual detractor. The stock rose last December when reports that its parent company - Japan-based SoftBank - was preparing a bid on competitor T-Mobile. Speculation continued until August when the firm withdrew its bid and announced a new CEO and the stock fell sharply. Conversely, a large out-of-index stake in American Tower was the top relative contributor. Shares of the tower operator rose in May after the firm announced better-than-expected first-quarter financial results, including increases in revenue in both its domestic and international rental and management segments compared with the same quarter last year. American Tower also benefited as carriers upgraded their mobile broadband capacity and deployed next-generation 4G LTE technology. We significantly reduced our stake in American Tower by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Telecom Services Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	21.8	24.3
AT&T, Inc.	10.3	8.5
DIRECTV	5.6	0.0
Time Warner Cable, Inc.	4.9	1.1
CenturyLink, Inc.	4.5	3.9
T-Mobile U.S., Inc.	4.1	8.3
Cogent Communications Group, Inc.	4.0	2.4
SBA Communications Corp. Class A	3.5	3.2
Telephone & Data Systems, Inc.	3.2	3.9
Level 3 Communications, Inc.	3.2	2.2
	65.1
Top Industries (% of fund's net assets)
As of September 30, 2014
Diversified Telecommunication Services 64.0%
Wireless Telecommunication Services 17.3%
Media 11.5%
Real Estate Investment Trusts 2.7%
Internet Software & Services 1.0%
All Others* 3.5%

As of March 31, 2014
Diversified Telecommunication Services 60.7%
Wireless Telecommunication Services 24.7%
Media 5.5%
Real Estate Investment Trusts 4.9%
Internet Software & Services 1.0%
All Others* 3.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Telecom Services Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.6%
Communications Equipment - 0.6%
Ruckus Wireless, Inc. (a)	126,500	$ 1,690,040
DIVERSIFIED TELECOMMUNICATION SERVICES - 63.5%
Alternative Carriers - 20.3%
8x8, Inc. (a)	720,717	4,814,390
Cogent Communications Group, Inc.	336,602	11,313,193
Globalstar, Inc. (a)(d)	152,600	558,516
Iliad SA	12,542	2,654,981
inContact, Inc. (a)	469,446	4,081,833
Iridium Communications, Inc. (a)(d)	330,680	2,926,518
Level 3 Communications, Inc. (a)	198,863	9,094,005
Lumos Networks Corp.	365,306	5,936,223
Premiere Global Services, Inc. (a)	346,505	4,147,665
Towerstream Corp. (a)(d)	556,756	823,999
TW Telecom, Inc. (a)	194,878	8,108,874
VocalTec Communications Ltd. (a)(d)	143,300	1,411,505
Vonage Holdings Corp. (a)	697,329	2,287,239
		58,158,941
Integrated Telecommunication Services - 43.2%
AT&T, Inc.	833,346	29,367,113
Atlantic Tele-Network, Inc.	72,200	3,891,580
Bezeq The Israeli Telecommunication Corp. Ltd.	1,160,100	2,003,664
CenturyLink, Inc.	317,605	12,986,868
Cincinnati Bell, Inc. (a)	579,747	1,953,747
Consolidated Communications Holdings, Inc. (d)	119,200	2,985,960
FairPoint Communications, Inc. (a)	20,200	306,434
Frontier Communications Corp. (d)	130,153	847,296
General Communications, Inc. Class A (a)	113,928	1,242,954
Hawaiian Telcom Holdco, Inc. (a)(d)	55,435	1,424,125
IDT Corp. Class B	132,981	2,135,675
Telecom Italia SpA (a)	782,900	895,463
Telenor ASA	61,892	1,358,305
Verizon Communications, Inc.	1,249,906	62,482,800
Windstream Holdings, Inc.	1,372	14,790
		123,896,774
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		182,055,715
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Technology Distributors - 0.2%
Ingram Micro, Inc. Class A (a)	26,200	676,222
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
EarthLink Holdings Corp.	154,400	$ 528,048
Gogo, Inc. (a)(d)	79,900	1,347,114
Rackspace Hosting, Inc. (a)	27,091	881,812
		2,756,974
IT SERVICES - 0.8%
IT Consulting & Other Services - 0.8%
Interxion Holding N.V. (a)	82,280	2,278,333
MEDIA - 11.5%
Cable & Satellite - 11.5%
Comcast Corp. Class A (special) (non-vtg.)	1,300	69,550
DIRECTV (a)	184,300	15,945,636
Liberty Global PLC Class C	71,264	2,922,893
Time Warner Cable, Inc.	97,500	13,990,275
		32,928,354
REAL ESTATE INVESTMENT TRUSTS - 2.7%
Office REITs - 0.6%
CyrusOne, Inc.	70,000	1,682,800
Specialized REITs - 2.1%
American Tower Corp.	65,498	6,132,578
TOTAL REAL ESTATE INVESTMENT TRUSTS		7,815,378
SOFTWARE - 0.8%
Application Software - 0.7%
Comverse, Inc. (a)	39,400	879,802
Interactive Intelligence Group, Inc. (a)	25,200	1,053,360
		1,933,162
Systems Software - 0.1%
Rovi Corp. (a)	20,400	402,798
TOTAL SOFTWARE		2,335,960
WIRELESS TELECOMMUNICATION SERVICES - 16.9%
Wireless Telecommunication Services - 16.9%
Boingo Wireless, Inc. (a)	2,355	16,791
KDDI Corp.	118,000	7,093,449
Leap Wireless International, Inc. rights	300	756
NTELOS Holdings Corp. (d)	79,018	840,752
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
RingCentral, Inc. (d)	206,600	$ 2,625,886
SBA Communications Corp. Class A (a)	89,864	9,965,918
Shenandoah Telecommunications Co.	55,337	1,372,911
Sprint Corp. (a)	440,663	2,793,803
T-Mobile U.S., Inc. (a)	414,075	11,954,345
Telephone & Data Systems, Inc.	388,111	9,299,140
U.S. Cellular Corp. (a)	46,500	1,649,820
Vodafone Group PLC sponsored ADR	26,273	864,119
		48,477,690
TOTAL COMMON STOCKS (Cost $225,984,708)		281,014,666
Nonconvertible Preferred Stocks - 0.9%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Integrated Telecommunication Services - 0.5%
Telefonica Brasil SA sponsored ADR (d)	69,300	1,363,824
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
TIM Participacoes SA sponsored ADR	47,100	1,234,020
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,723,362)		2,597,844
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 0.12% (b)	2,530,449	2,530,449
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	10,847,600	10,847,600
TOTAL MONEY MARKET FUNDS (Cost $13,378,049)		13,378,049
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $242,086,119)		296,990,559
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(10,398,596)
NET ASSETS - 100%		$ 286,591,963
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,563
Fidelity Securities Lending Cash Central Fund	129,456
Total	$ 134,019
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 281,014,666	$ 280,118,447	$ 895,463	$ 756
Nonconvertible Preferred Stocks	2,597,844	2,597,844	-	-
Money Market Funds	13,378,049	13,378,049	-	-
Total Investments in Securities:	$ 296,990,559	$ 296,094,340	$ 895,463	$ 756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $10,432,258) - See accompanying schedule: Unaffiliated issuers (cost $228,708,070)	$ 283,612,510
Fidelity Central Funds (cost $13,378,049)	13,378,049
Total Investments (cost $242,086,119)		$ 296,990,559
Receivable for fund shares sold		100,647
Dividends receivable		343,258
Distributions receivable from Fidelity Central Funds		9,243
Total assets		297,443,707

Liabilities
Other payables and accrued expenses	$ 4,144
Collateral on securities loaned, at value	10,847,600
Total liabilities		10,851,744

Net Assets		$ 286,591,963
Net Assets consist of:
Paid in capital		$ 231,689,311
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		54,902,652
Net Assets, for 1,749,057 shares outstanding		$ 286,591,963
Net Asset Value, offering price and redemption price per share ($286,591,963 ÷ 1,749,057 shares)		$ 163.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 6,397,007
Special dividends		4,954,642
Income from Fidelity Central Funds (including $129,456 from security lending)		134,019
Total income		11,485,668

Expenses
Custodian fees and expenses	$ 13,738
Independent directors' compensation	1,106
Interest	2,050
Total expenses before reductions	16,894
Expense reductions	(1,163)	15,731
Net investment income (loss)		11,469,937
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,639,490
Foreign currency transactions	1,167
Total net realized gain (loss)		11,640,657
Change in net unrealized appreciation (depreciation) on: Investment securities	(475,105)
Assets and liabilities in foreign currencies	(1,802)
Total change in net unrealized appreciation (depreciation)		(476,907)
Net gain (loss)		11,163,750
Net increase (decrease) in net assets resulting from operations		$ 22,633,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,469,937	$ 8,397,359
Net realized gain (loss)	11,640,657	36,839,564
Change in net unrealized appreciation (depreciation)	(476,907)	(6,105,118)
Net increase (decrease) in net assets resulting from operations	22,633,687	39,131,805
Distributions to partners from net investment income	(11,293,617)	(8,149,534)
Affiliated share transactions Proceeds from sales of shares	36,632,564	38,105,576
Reinvestment of distributions	11,292,594	8,148,918
Cost of shares redeemed	(68,632,235)	(35,196,941)
Net increase (decrease) in net assets resulting from share transactions	(20,707,077)	11,057,553
Total increase (decrease) in net assets	(9,367,007)	42,039,824

Net Assets
Beginning of period	295,958,970	253,919,146
End of period	$ 286,591,963	$ 295,958,970
Other Affiliated Information Shares
Sold	223,027	262,732
Issued in reinvestment of distributions	69,796	55,726
Redeemed	(441,604)	(234,964)
Net increase (decrease)	(148,781)	83,494

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 155.95	$ 139.95	$ 111.29	$ 116.76	$ 99.56
Income from Investment Operations
Net investment income (loss) B	7.09 E	4.39	3.96	3.02	3.49
Net realized and unrealized gain (loss)	7.91	15.88	28.57	(5.50)	17.24
Total from investment operations	15.00	20.27	32.53	(2.48)	20.73
Distributions to partners from net investment income	(7.09)	(4.27)	(3.87)	(2.99)	(3.53)
Net asset value, end of period	$ 163.86	$ 155.95	$ 139.95	$ 111.29	$ 116.76
Total Return A	9.75%	14.73%	29.73%	(2.37)%	21.36%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	4.35% E	3.00%	3.20%	2.45%	3.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 286,592	$ 295,959	$ 253,919	$ 182,633	$ 180,143
Portfolio turnover rate D	97% G	82% G	59%	53%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $3.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Utilities Central Fund	21.98%	15.42%	8.70%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Utilities Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Utilities Central Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12 months ending September 30, 2014, supported at home by low interest rates, and globally by new stimulus efforts in Europe and China. The broad-market S&P 500® Index rose 19.73%, with growth stocks in the index beating value stocks. The tech-heavy Nasdaq Composite Index® rose 20.61%, whereas the small-cap Russell 2000® Index returned just 3.93%, amid growth and valuation concerns. Information technology (+29%) was the top sector in the S&P 500®, driven by strong results among semiconductor and hardware/equipment stocks. Health care (+28%) rose broadly, lifted by biotechnology and life sciences names. Materials (+20%) benefited from growth in housing construction, as well as a manufacturing revival fueled by low-cost North American shale oil. Conversely, energy stocks (+12%) lagged the index due to a sharp drop in crude oil prices since June, amid weak global demand and a U.S.-led surge in supply that threatened profits in the sector. Three traditionally defensive sectors - consumer staples, utilities and telecommunication services - also trailed the broad-market advance. Volatility was generally tame, with markets supported by declining unemployment, near-record corporate profits, muted inflation and low company debt levels that tended to overshadow geopolitical tension.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Utilities Central Fund: For the year, the fund gained 21.98%, outperforming the MSCI U.S. IMI Utilities 25-50 Index, which rose 15.88%, and the broad-based S&P 500®. Relative to the MSCI sector index, very strong stock selection drove the fund's outperformance, particularly its stake in out-of-benchmark oil & gas storage & transport names. I reduced the fund's overall allocation to this space during the period to take profit, including our holdings in the fund's top three top performers: pipeline company Energy Transfer Equity, natural gas terminal operator Cheniere Energy and natural gas pipeline/infrastructure firm ONEOK, the last of which I sold completely before period end. I continued to favor attractively valued stocks that offer above-average dividend growth generated by superior business models. I pursued four main investment themes: the U.S. energy renaissance, power transmission, companies that could deal with stricter emissions standards and utilities operating in unregulated markets. I increased the fund's investments in electric utilities, although this group remained underweighted relative to the index. Detractors included an overweighting in Oklahoma electric utility OGE Energy, which posted positive returns but trailed the MSCI index, as investors feared increased regulation could detract from its profit.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Utilities Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Dominion Resources, Inc.	10.8	10.5
NextEra Energy, Inc.	10.7	10.8
Sempra Energy	9.1	7.8
Exelon Corp.	6.5	3.0
PPL Corp.	5.2	6.2
OGE Energy Corp.	5.0	5.4
NiSource, Inc.	4.7	4.0
PG&E Corp.	4.2	2.8
Edison International	3.9	6.3
The Williams Companies, Inc.	3.7	0.0
	63.8
Top Industries (% of fund's net assets)
As of September 30, 2014
Electric Utilities 40.3%
Multi-Utilities 29.7%
Oil, Gas & Consumable Fuels 11.5%
Independent Power Producers & Energy Traders 7.9%
Media 4.0%
All Others* 6.6%

As of March 31, 2014
Electric Utilities 39.6%
Multi-Utilities 26.9%
Oil, Gas & Consumable Fuels 17.7%
Independent Power Producers & Energy Traders 9.7%
Diversified Telecommunication Services 4.8%
All Others* 1.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Utilities Central Fund

Investments September 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
MasTec, Inc. (a)	102,200	$ 3,129,364
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
Integrated Telecommunication Services - 3.0%
Verizon Communications, Inc.	289,600	14,477,104
ELECTRIC UTILITIES - 40.3%
Electric Utilities - 40.3%
Edison International	340,183	19,023,033
Exelon Corp.	918,900	31,325,301
FirstEnergy Corp.	425,800	14,294,106
ITC Holdings Corp.	497,239	17,716,626
NextEra Energy, Inc.	551,542	51,778,763
NRG Yield, Inc. Class A (d)	241,600	11,367,280
OGE Energy Corp.	645,949	23,971,167
PPL Corp.	759,290	24,935,084
		194,411,360
GAS UTILITIES - 0.5%
Gas Utilities - 0.5%
National Fuel Gas Co.	32,300	2,260,677
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 7.9%
Independent Power Producers & Energy Traders - 7.9%
Black Hills Corp.	32,272	1,545,183
Calpine Corp. (a)	466,522	10,123,527
Drax Group PLC	459,900	4,820,090
Dynegy, Inc. (a)	192,600	5,558,436
NRG Energy, Inc.	529,742	16,146,536
		38,193,772
MEDIA - 4.0%
Cable & Satellite - 4.0%
Comcast Corp. Class A	277,600	14,929,328
Time Warner Cable, Inc.	32,100	4,606,029
		19,535,357
MULTI-UTILITIES - 29.7%
Multi-Utilities - 29.7%
Dominion Resources, Inc.	752,609	51,997,756
MDU Resources Group, Inc.	167,688	4,663,403
NiSource, Inc.	555,373	22,759,186
Common Stocks - continued
	Shares	Value
MULTI-UTILITIES - CONTINUED
Multi-Utilities - continued
PG&E Corp.	452,869	$ 20,397,220
Sempra Energy	415,615	43,797,509
		143,615,074
OIL, GAS & CONSUMABLE FUELS - 11.5%
Oil & Gas Storage & Transport - 11.5%
Cheniere Energy Partners LP Holdings LLC	460,084	11,253,655
Cheniere Energy, Inc. (a)	68,245	5,461,647
Energy Transfer Equity LP	174,148	10,743,190
Kinder Morgan Management LLC	105,700	9,951,655
The Williams Companies, Inc.	325,400	18,010,890
		55,421,037
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Telephone & Data Systems, Inc.	219,799	5,266,384
TOTAL COMMON STOCKS (Cost $413,140,277)		476,310,129
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.12% (b)	2,464,023	2,464,023
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	3,091,900	3,091,900
TOTAL MONEY MARKET FUNDS (Cost $5,555,923)		5,555,923
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $418,696,200)		481,866,052
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,104,807
NET ASSETS - 100%		$ 482,970,859
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,734
Fidelity Securities Lending Cash Central Fund	17,277
Total	$ 22,011
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value (including securities loaned of $2,968,855) - See accompanying schedule: Unaffiliated issuers (cost $413,140,277)	$ 476,310,129
Fidelity Central Funds (cost $5,555,923)	5,555,923
Total Investments (cost $418,696,200)		$ 481,866,052
Cash		37,136
Receivable for investments sold		3,469,233
Receivable for fund shares sold		2,842
Dividends receivable		1,072,795
Distributions receivable from Fidelity Central Funds		829
Other receivables		807
Total assets		486,449,694

Liabilities
Payable for investments purchased	$ 382,658
Other payables and accrued expenses	4,277
Collateral on securities loaned, at value	3,091,900
Total liabilities		3,478,835

Net Assets		$ 482,970,859
Net Assets consist of:
Paid in capital		$ 419,801,597
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,169,262
Net Assets, for 3,113,081 shares outstanding		$ 482,970,859
Net Asset Value, offering price and redemption price per share ($482,970,859 ÷ 3,113,081 shares)		$ 155.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 12,653,102
Income from Fidelity Central Funds (including $17,277 from security lending)		22,011
Total income		12,675,113

Expenses
Custodian fees and expenses	$ 12,902
Independent directors' compensation	1,861
Interest	1,611
Total expenses before reductions	16,374
Expense reductions	(1,861)	14,513
Net investment income (loss)		12,660,600
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,854,772
Foreign currency transactions	20,270
Total net realized gain (loss)		56,875,042
Change in net unrealized appreciation (depreciation) on: Investment securities	19,776,519
Assets and liabilities in foreign currencies	(688)
Total change in net unrealized appreciation (depreciation)		19,775,831
Net gain (loss)		76,650,873
Net increase (decrease) in net assets resulting from operations		$ 89,311,473

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,660,600	$ 11,855,127
Net realized gain (loss)	56,875,042	23,078,084
Change in net unrealized appreciation (depreciation)	19,775,831	16,200,184
Net increase (decrease) in net assets resulting from operations	89,311,473	51,133,395
Distributions to partners from net investment income	(11,442,372)	(11,108,706)
Affiliated share transactions Proceeds from sales of shares	65,582,680	56,907,122
Reinvestment of distributions	11,441,933	11,108,261
Cost of shares redeemed	(70,579,766)	(29,721,164)
Net increase (decrease) in net assets resulting from share transactions	6,444,847	38,294,219
Total increase (decrease) in net assets	84,313,948	78,318,908

Net Assets
Beginning of period	398,656,911	320,338,003
End of period	$ 482,970,859	$ 398,656,911
Other Affiliated Information Shares
Sold	453,136	462,503
Issued in reinvestment of distributions	77,371	89,417
Redeemed	(473,864)	(236,211)
Net increase (decrease)	56,643	315,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 130.43	$ 116.88	$ 103.95	$ 97.15	$ 88.29
Income from Investment Operations
Net investment income (loss) B	4.11	4.04	3.82	3.41	3.34
Net realized and unrealized gain (loss)	24.33	13.29	12.71	6.62	8.61
Total from investment operations	28.44	17.33	16.53	10.03	11.95
Distributions to partners from net investment income	(3.73)	(3.78)	(3.60)	(3.23)	(3.09)
Net asset value, end of period	$ 155.14	$ 130.43	$ 116.88	$ 103.95	$ 97.15
Total Return A	21.98%	15.04%	16.13%	10.38%	13.86%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	-% E	.01%	.01%
Expenses net of fee waivers, if any	-% E	-% E	-% E	.01%	.01%
Expenses net of all reductions	-% E	-% E	-% E	.01%	.01%
Net investment income (loss)	2.80%	3.23%	3.43%	3.31%	3.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 482,971	$ 398,657	$ 320,338	$ 245,600	$ 221,920
Portfolio turnover rate D	121% G	148% G	175%	201%	246% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2014

1. Organization.

Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Funds are non-diversified, with the exception of Financials and Health Care. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2014, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because each Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. Customer Discretionary, Consumer Staples and Information Technology are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/ (loss) and net realized gain/ (loss) on investments.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Consumer Discretionary	$ 1,294,678,773	$ 185,335,497	$ (38,664,189)	$ 146,671,308
Consumer Staples	818,069,659	373,504,931	(12,992,419)	360,512,512
Energy	1,011,931,957	166,740,424	(25,986,317)	140,754,107
Financials	2,040,017,685	376,385,071	(22,242,786)	354,142,285
Health Care	1,372,966,483	493,080,885	(16,113,920)	476,966,965
Industrials	1,093,351,291	240,667,364	(21,341,026)	219,326,338
Information Technology	2,156,552,281	442,584,516	(99,658,574)	342,925,942
Materials	410,538,765	96,261,939	(11,494,803)	84,767,136
Telecom Services	242,709,776	60,182,467	(5,901,684)	54,280,783
Utilities	418,886,288	66,504,716	(3,524,952)	62,979,764

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	2,294,025,876	2,377,407,050
Consumer Staples	380,589,615	412,428,880
Energy	1,133,413,008	1,194,820,158
Financials	919,196,124	892,188,891
Health Care	2,052,104,792	2,171,678,088
Industrials	961,679,346	1,041,928,771
Information Technology	3,795,768,191	3,802,219,571
Materials	308,705,490	288,075,489
Telecom Services	252,471,085	279,101,628
Utilities	542,497,309	550,222,577

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$ 46,650
Consumer Staples	5,362
Energy	21,837
Financials	14,250
Health Care	32,501
Industrials	22,505
Information Technology	73,913
Materials	4,658
Telecom Services	13,632
Utilities	6,940

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$ 23,682,909.35%		$ 2,531
Consumer Staples	Borrower	14,507,167.36%		1,727
Energy	Borrower	16,555,368.35%		3,032
Financials	Borrower	37,923,000.37%		2,315
Health Care	Borrower	21,872,850.35%		4,274
Industrials	Borrower	35,112,250.35%		2,751
Information Technology	Borrower	29,796,667.37%		1,814
Materials	Borrower	6,830,833.36%		414
Telecom Services	Borrower	18,612,857.35%		1,278
Utilities	Borrower	14,054,538.32%		1,611

Exchange In-Kind. During the period, Fidelity Stock Selector All Cap Fund (the Investing Fund) completed exchange in-kind transactions with each Fund. The Investing Fund delivered cash and investments in exchange for shares of each Fund, as presented in the accompanying table. The value of cash and investments delivered from the Investing Fund is included in proceeds from sales of shares in the accompanying Statements of Changes in Net Assets. Each Fund recognized no gain or loss for federal income tax purposes.

Details of the transactions are presented in the accompanying table:

	Cash and value of investments delivered from Investing Fund	Unrealized appreciation (depreciation)	Exchanged number of shares
Consumer Discretionary	$ 58,377,614	$ 538,938	276,789
Consumer Staples	47,353,315	65,992	238,893
Energy	53,408,888	1,055,682	320,890
Financials	79,371,774	466,361	969,485
Health Care	566,337	-	1,933
Industrials	51,193,281	205,728	236,491
Information Technology	94,761,249	934,557	364,887
Materials	17,754,519	164,370	76,128
Telecom Services	12,207,782	20,597	73,298
Utilities	14,371,089	32,535	94,497

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed Fidelity Financials Central Fund for certain losses in the amount of $44,484.

6. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Consumer Staples	$ 1,980	$ -
Energy	393	-
Financials	32,428	-
Health Care	15,710	1,576,640
Information Technology	328,795	4,145,817
Telecom Services	19,725	-

7. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were

Annual Report

7. Bank Borrowings - continued

no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Telecom Services	$ 47,077,000.59%		$ 772

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reduction of expenses for each Fund is noted in the table below.

	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$ 5,728	$ 3
Consumer Staples	4,410	19
Energy	4,421	-
Financials	8,821	16
Health Care	6,455	-
Industrials	5,253	-
Information Technology	8,944	97
Materials	1,843	-
Telecom Services	1,106	57
Utilities	1,861	-

9. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund (the Funds), each a Portfolio of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Annual Report

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2014

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Consumer Discretionary Central Fund
Fidelity Consumer Staples Central Fund
Fidelity Energy Central Fund
Fidelity Financials Central Fund
Fidelity Health Care Central Fund
Fidelity Industrials Central Fund
Fidelity Information Technology Central Fund
Fidelity Materials Central Fund
Fidelity Telecom Services Central Fund
Fidelity Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Directors, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the funds at the new entities.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC and the sub-advisers (together, the Investment Advisers), and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while each fund does not pay a management fee, Fidelity pays a management fee on behalf of each fund and receives fees for providing services to funds that invest in the fund. The Board also noted that Fidelity bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of each fund and each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund was not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and Fidelity bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale. The Board concluded that because each fund pays no advisory fees and Fidelity bears all expenses of each fund, except expenses related to each fund's investment activities, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® High Income
Central Fund 1

Annual Report

September 30, 2014

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

HP1-ANN-1114
1.807405.109

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity ® High Income Central Fund 1	6.77%	10.25%	8.04%

A From November 12, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on November 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained 7.23% for the 12 months ending September 30, 2014, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, continuing its strong multiyear run despite a couple of difficult months late in the period. High yield benefited from a low default rate, solid corporate fundamentals and unprecedented monetary support from central banks worldwide. The index rose strongly to begin the period, as the U.S. Federal Reserve held off tapering and fear of rising rates abated on weaker-than-expected economic data. High yield steadily advanced into 2014, shrugging off slowing economic growth in China, Fed tapering that began in January, rising geopolitical tension and a U.S. economy set back by severe weather. The tide shifted in July, as investors sold high yield at a record pace amid unfavorable supply/demand dynamics and concern that the Fed could tighten monetary policy sooner than anticipated. Fed Chair Janet Yellen contributed to the panic by suggesting high-yield valuations "appear stretched." The BofA Merrill Lynch index returned about -1% in July, its first monthly decline since August 2013, even though many supportive fundamentals remained in place. Indeed, the index bounced back in August as valuation concerns ebbed, only to return -2% in September due to technical reasons and equity volatility.

Comments from Matthew Conti, Portfolio Manager of Fidelity® High Income Central Fund 1: For the year, the fund gained 6.77%, trailing the BofA Merrill Lynch index. I look at a company's creditworthiness to find attractively valued securities within its capital structure. I invested in firms likely to reduce debt and that had strong free cash flow. Relative to the index, the fund was hurt by security selection in utilities and technology. We also were held back by a non-index stake in underperforming floating-rate bank debt, which I increased during the period. The bank-loan investments shortened the fund's duration, or sensitivity to interest rates, as I looked to insulate the fund from rising rates. Unfortunately, rates declined during the period, so my short-duration posture hurt performance. The two largest relative detractors were GenOn Energy, a utility that operates in the mid-Atlantic region, and not owning Texas utility and index member TXU, now called Energy Future Holdings. GenOn was hurt by low power prices, which required it to take on more debt, leading me to sell the position. TXU's distressed bonds recovered during the period, but I chose to avoid the company as it spiraled into bankruptcy. On the plus side, we were helped by an out-of-benchmark position in Brazilian food-processing giant JBS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 to September 30, 2014
Actual	.0028%	$ 1,000.00	$ 1,003.40	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	2.0	1.5
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.6	1.5
Digicel Group Ltd.	1.5	1.2
NSG Holdings II, LLC	1.4	1.4
Tenet Healthcare Corp.	1.2	0.9
	7.7
Top Five Market Sectors as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.6	12.8
Telecommunications	8.6	9.1
Services	6.9	5.6
Healthcare	5.9	6.4
Diversified Financial Services	5.8	5.9
Quality Diversification (% of fund's net assets)
As of September 30, 2014	As of March 31, 2014
BBB 0.9%	BBB 1.5%
BB 32.6%	BB 35.1%
B 46.5%	B 44.7%
CCC,CC,C 16.5%	CCC,CC,C 15.5%
Not Rated 0.5%	Not Rated 1.0%
Equities 0.5%	Equities 0.0%
Short-Term Investments and Net Other Assets 2.5%	Short-Term Investments and Net Other Assets 2.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2014*		As of March 31, 2014**
	Nonconvertible Bonds 85.5%		Nonconvertible Bonds 88.5%
	Convertible Bonds, Preferred Stocks 0.5%		Convertible Bonds, Preferred Stocks 0.0%
	Common Stocks 0.0%†		Common Stocks 0.0%†
	Bank Loan Obligations 10.4%		Bank Loan Obligations 8.7%
	Other Investments 1.1%		Other Investments 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.5%		Short-Term Investments and Net Other Assets (Liabilities) 2.2%
* Foreign investments	27.1%	** Foreign investments	23.0%

† Amount represents less than 0.1%

Annual Report

Investments September 30, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 85.5%
	Principal Amount	Value
Aerospace - 1.1%
TransDigm, Inc.:
5.5% 10/15/20	$ 2,300,000	$ 2,231,000
6% 7/15/22 (c)	450,000	444,375
6.5% 7/15/24 (c)	445,000	443,331
Triumph Group, Inc.:
4.875% 4/1/21	1,570,000	1,538,600
5.25% 6/1/22	190,000	187,150
		4,844,456
Air Transportation - 3.8%
Air Canada:
6.625% 5/15/18 (c)	1,390,000	1,448,589
7.75% 4/15/21 (c)	1,205,000	1,229,100
Allegiant Travel Co. 5.5% 7/15/19	585,000	596,700
American Airlines Group, Inc. 5.5% 10/1/19 (c)	1,590,000	1,570,125
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21	188,451	194,104
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,410,828	1,601,290
6.125% 4/29/18	190,000	201,400
9.25% 5/10/17	267,224	296,618
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (c)	1,010,000	1,068,075
6.75% 5/23/17	1,010,000	1,068,075
8.021% 8/10/22	795,010	928,174
U.S. Airways Group, Inc. 6.125% 6/1/18	825,000	847,688
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	940,000	951,750
Series 2013-1 Class B, 5.375% 5/15/23	190,000	196,650
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	520,728	568,896
9.75% 1/15/17	598,993	676,862
12% 1/15/16 (c)	114,047	124,596
United Continental Holdings, Inc.:
6% 12/1/20	1,280,000	1,292,800
6% 7/15/26	1,335,000	1,244,888
6% 7/15/28	865,000	800,125
6.375% 6/1/18	80,000	83,800
XPO Logistics, Inc. 7.875% 9/1/19 (c)	600,000	619,500
		17,609,805
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - 1.8%
American Axle & Manufacturing, Inc.:
5.125% 2/15/19	$ 165,000	$ 164,175
6.25% 3/15/21	1,240,000	1,289,600
Dana Holding Corp.:
6% 9/15/23	315,000	325,238
6.75% 2/15/21	1,535,000	1,625,100
General Motors Co. 3.5% 10/2/18	380,000	386,175
General Motors Financial Co., Inc.:
3.25% 5/15/18	405,000	407,025
3.5% 7/10/19	1,120,000	1,128,397
Schaeffler Finance BV:
4.25% 5/15/21 (c)	685,000	659,313
4.75% 5/15/21 (c)	800,000	798,000
Schaeffler Holding Finance BV 6.875% 8/15/18 pay-in-kind (c)(f)	1,390,000	1,445,600
		8,228,623
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.75% 9/10/18	510,000	522,750
GMAC LLC 8% 12/31/18	1,160,000	1,316,600
Ocwen Financial Corp. 6.625% 5/15/19 (c)	2,040,000	1,968,600
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	1,125,000	1,105,682
6% 12/19/23	110,000	115,347
		5,028,979
Broadcasting - 1.3%
Clear Channel Communications, Inc.:
5.5% 12/15/16	4,255,000	4,137,988
9% 12/15/19	645,000	649,838
10% 1/15/18	1,570,000	1,315,707
		6,103,533
Building Materials - 1.9%
Building Materials Corp. of America:
6.75% 5/1/21 (c)	555,000	581,363
6.875% 8/15/18 (c)	1,155,000	1,195,425
Building Materials Holding Corp. 9% 9/15/18 (c)	1,310,000	1,421,350
CEMEX Finance LLC 6% 4/1/24 (c)	620,000	618,264
CEMEX S.A.B. de CV 6.5% 12/10/19 (c)	390,000	402,675
HD Supply, Inc. 7.5% 7/15/20	2,520,000	2,614,500
Headwaters, Inc.:
7.25% 1/15/19	260,000	269,100
Nonconvertible Bonds - continued
	Principal Amount	Value
Building Materials - continued
Headwaters, Inc.: - continued
7.625% 4/1/19	$ 760,000	$ 792,300
Masco Corp. 5.95% 3/15/22	720,000	786,600
		8,681,577
Cable TV - 2.8%
Altice S.A. 7.75% 5/15/22 (c)	2,100,000	2,168,250
Cablevision Systems Corp. 7.75% 4/15/18	795,000	861,581
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (c)	1,235,000	1,270,506
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (c)	1,600,000	1,532,000
Cogeco Cable, Inc. 4.875% 5/1/20 (c)	190,000	188,575
Numericable Group SA:
4.875% 5/15/19 (c)	750,000	740,625
6% 5/15/22 (c)	1,295,000	1,304,713
6.25% 5/15/24 (c)	1,195,000	1,192,013
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (c)	895,000	912,900
Virgin Media Finance PLC 6% 10/15/24 (c)(e)	360,000	361,242
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (c)(f)	110,000	112,750
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (c)	1,970,000	2,130,063
		12,775,218
Capital Goods - 0.7%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (c)	1,515,000	1,626,731
Zebra Technologies Corp. 7.25% 10/15/22 (c)(e)	1,555,000	1,555,000
		3,181,731
Chemicals - 1.8%
LSB Industries, Inc. 7.75% 8/1/19	515,000	545,900
Nufarm Australia Ltd. 6.375% 10/15/19 (c)	1,790,000	1,828,038
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	4,068,000	4,281,570
Tronox Finance LLC 6.375% 8/15/20	1,465,000	1,470,494
		8,126,002
Consumer Products - 0.1%
Prestige Brands, Inc. 5.375% 12/15/21 (c)	650,000	611,000
Containers - 2.0%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (c)(f)	960,000	940,650
Nonconvertible Bonds - continued
	Principal Amount	Value
Containers - continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2341% 12/15/19 (c)(f)	$ 1,125,000	$ 1,088,438
6% 6/30/21 (c)	835,000	801,600
6.25% 1/31/19 (c)	260,000	257,400
6.75% 1/31/21 (c)	300,000	300,000
7% 11/15/20 (c)	266,471	269,135
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (c)	720,000	709,200
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	4,370,000	4,129,650
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	535,000	544,363
		9,040,436
Diversified Financial Services - 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (c)	940,000	911,800
4.5% 5/15/21 (c)	2,145,000	2,080,650
5% 10/1/21 (c)	460,000	455,975
Aircastle Ltd.:
5.125% 3/15/21	800,000	790,000
6.25% 12/1/19	640,000	673,600
Cogent Communications Finance, Inc. 5.625% 4/15/21 (c)	330,000	325,050
FLY Leasing Ltd.:
6.375% 10/15/21	845,000	836,550
6.75% 12/15/20	1,395,000	1,450,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,610,000	1,585,850
5.875% 2/1/22	3,740,000	3,740,000
6% 8/1/20	2,400,000	2,466,000
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(f)	1,730,000	1,695,400
International Lease Finance Corp.:
3.875% 4/15/18	910,000	903,175
6.25% 5/15/19	900,000	964,350
SLM Corp.:
4.875% 6/17/19	1,085,000	1,085,000
5.5% 1/15/19	1,850,000	1,887,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
SLM Corp.: - continued
5.5% 1/25/23	$ 1,400,000	$ 1,345,750
8% 3/25/20	460,000	515,775
		23,712,725
Diversified Media - 1.2%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	925,000	936,563
Series B, 6.5% 11/15/22	1,820,000	1,860,950
MDC Partners, Inc. 6.75% 4/1/20 (c)	480,000	494,400
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20	910,000	880,425
5% 4/15/22 (c)	265,000	259,038
The Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (c)	1,070,000	1,075,350
		5,506,726
Electric Utilities - 3.7%
Atlantic Power Corp. 9% 11/15/18	2,830,000	2,858,300
Calpine Corp.:
5.375% 1/15/23	935,000	904,613
5.75% 1/15/25	465,000	451,631
NRG Energy, Inc.:
6.25% 7/15/22 (c)	1,085,000	1,112,803
6.25% 5/1/24 (c)	1,365,000	1,368,413
NSG Holdings II, LLC 7.75% 12/15/25 (c)	5,740,000	6,170,469
RJS Power Holdings LLC 5.125% 7/15/19 (c)	1,220,000	1,207,800
The AES Corp.:
4.875% 5/15/23	475,000	451,250
7.375% 7/1/21	2,060,000	2,307,200
		16,832,479
Energy - 9.7%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23	1,380,000	1,416,225
4.875% 3/15/24	290,000	296,525
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7413% 8/1/19 (c)(f)	505,000	462,706
7.125% 11/1/20 (c)	405,000	370,575
7.375% 11/1/21 (c)	360,000	329,400
Antero Resources Corp. 5.125% 12/1/22 (c)	1,280,000	1,244,800
Approach Resources, Inc. 7% 6/15/21	930,000	920,700
Basic Energy Services, Inc. 7.75% 2/15/19	1,465,000	1,516,275
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
California Resources Corp.:
5% 1/15/20 (c)(e)	$ 525,000	$ 532,875
5.5% 9/15/21 (c)(e)	680,000	690,200
6% 11/15/24 (c)(e)	455,000	467,513
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	290,000	305,950
6.125% 7/15/22	705,000	750,825
Citgo Petroleum Corp. 6.25% 8/15/22 (c)	720,000	748,800
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	335,000	335,838
7.75% 4/1/19	590,000	618,025
Denbury Resources, Inc.:
5.5% 5/1/22	1,130,000	1,118,700
6.375% 8/15/21	1,285,000	1,336,400
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (c)	3,020,000	3,110,600
Energy Partners Ltd. 8.25% 2/15/18	1,255,000	1,283,238
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	1,915,000	2,087,350
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	530,000	515,425
6% 10/1/22 (c)	1,035,000	1,006,538
Forbes Energy Services Ltd. 9% 6/15/19	2,600,000	2,567,500
Gibson Energy, Inc. 6.75% 7/15/21 (c)	1,075,000	1,139,500
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (c)	495,000	476,438
Hornbeck Offshore Services, Inc.:
5% 3/1/21	505,000	479,750
5.875% 4/1/20	330,000	330,000
Northern Tier Energy LLC/Northern Tier Finance Corp.:
7.125% 11/15/20 (c)	910,000	960,050
7.125% 11/15/20	1,415,000	1,492,825
Offshore Group Investment Ltd.:
7.125% 4/1/23	505,000	445,031
7.5% 11/1/19	1,985,000	1,841,088
Parsley Energy LLC/Parsley 7.5% 2/15/22 (c)	2,075,000	2,139,844
Rice Energy, Inc. 6.25% 5/1/22 (c)	2,915,000	2,842,125
Rosetta Resources, Inc.:
5.625% 5/1/21	1,090,000	1,062,750
5.875% 6/1/24	275,000	270,188
RSP Permian, Inc. 6.625% 10/1/22 (c)	205,000	206,281
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Samson Investment Co. 9.75% 2/15/20 (f)	$ 960,000	$ 871,200
SemGroup Corp. 7.5% 6/15/21	1,980,000	2,079,000
Teine Energy Ltd. 6.875% 9/30/22 (c)	330,000	323,813
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.125% 10/15/21	1,510,000	1,559,075
Western Refining, Inc. 6.25% 4/1/21	2,105,000	2,105,000
		44,656,941
Entertainment/Film - 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (c)(e)	430,000	429,463
5.875% 3/15/25 (c)(e)	785,000	788,925
		1,218,388
Environmental - 1.0%
ADS Waste Holdings, Inc. 8.25% 10/1/20	1,690,000	1,761,825
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	1,730,000	1,842,450
Tervita Corp. 9.75% 11/1/19 (c)	955,000	921,575
		4,525,850
Food & Drug Retail - 1.4%
JBS Investments GmbH:
7.25% 4/3/24 (c)	520,000	534,300
7.75% 10/28/20 (c)	1,715,000	1,822,188
Minerva Luxmbourg SA 7.75% 1/31/23 (c)	2,390,000	2,433,020
SUPERVALU, Inc. 6.75% 6/1/21	1,550,000	1,526,750
		6,316,258
Food/Beverage/Tobacco - 2.8%
DS Waters of America, Inc. 10% 9/1/21	430,000	475,150
ESAL GmbH 6.25% 2/5/23 (c)	5,275,000	5,116,750
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (c)	1,065,000	1,120,913
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (c)	815,000	782,400
7.25% 6/1/21 (c)	870,000	913,500
8.25% 2/1/20 (c)	1,410,000	1,501,650
Post Holdings, Inc. 6% 12/15/22 (c)	2,500,000	2,287,500
Vector Group Ltd. 7.75% 2/15/21	420,000	442,050
		12,639,913
Nonconvertible Bonds - continued
	Principal Amount	Value
Gaming - 2.5%
Caesars Growth Propeties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (c)	$ 815,000	$ 713,125
GLP Capital LP/GLP Financing II, Inc. 5.375% 11/1/23	375,000	382,500
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (c)	2,860,000	2,888,600
MCE Finance Ltd. 5% 2/15/21 (c)	1,735,000	1,665,600
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (c)	1,790,000	1,763,150
11% 10/1/21 (c)	895,000	839,063
Scientific Games Corp. 6.625% 5/15/21 (c)	2,680,000	2,237,800
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (c)	395,000	381,175
Wynn Macau Ltd. 5.25% 10/15/21 (c)	565,000	545,225
		11,416,238
Healthcare - 4.8%
AmSurg Corp. 5.625% 7/15/22 (c)	475,000	470,250
Community Health Systems, Inc.:
5.125% 8/15/18	550,000	565,125
5.125% 8/1/21 (c)	320,000	319,200
6.875% 2/1/22 (c)	1,565,000	1,627,600
8% 11/15/19	2,335,000	2,493,080
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	595,000	597,975
8.75% 3/15/18	855,000	902,025
9.875% 4/15/18	255,000	267,113
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (c)	375,000	370,313
HCA Holdings, Inc. 5% 3/15/24	1,510,000	1,485,463
HealthSouth Corp.:
5.75% 11/1/24	450,000	459,000
7.25% 10/1/18	2,813,000	2,914,971
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	1,300,000	1,319,500
Tenet Healthcare Corp.:
5% 3/1/19 (c)	655,000	646,813
6% 10/1/20	415,000	438,863
6.25% 11/1/18	415,000	440,938
8.125% 4/1/22	3,880,000	4,258,300
Valeant Pharmaceuticals International:
6.75% 8/15/18 (c)	1,245,000	1,313,475
6.875% 12/1/18 (c)	1,130,000	1,166,725
		22,056,729
Nonconvertible Bonds - continued
	Principal Amount	Value
Homebuilders/Real Estate - 2.9%
CBRE Group, Inc. 6.625% 10/15/20	$ 319,000	$ 335,397
D.R. Horton, Inc.:
3.75% 3/1/19	725,000	705,063
4.375% 9/15/22	610,000	587,125
Howard Hughes Corp. 6.875% 10/1/21 (c)	810,000	836,325
KB Home 4.75% 5/15/19	490,000	476,525
Lennar Corp.:
4.125% 12/1/18	1,330,000	1,316,700
4.5% 6/15/19	945,000	936,731
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (c)	565,000	545,225
Standard Pacific Corp. 8.375% 5/15/18	2,308,000	2,619,580
Toll Brothers Finance Corp.:
4% 12/31/18	965,000	963,794
4.375% 4/15/23	1,755,000	1,671,638
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (c)	290,000	283,475
5.875% 6/15/24 (c)	210,000	208,950
William Lyon Homes, Inc. 5.75% 4/15/19	180,000	176,850
WLH PNW Finance Corp. 7% 8/15/22 (c)	1,485,000	1,503,563
		13,166,941
Hotels - 0.3%
Playa Resorts Holding BV 8% 8/15/20 (c)	1,210,000	1,264,450
Leisure - 1.9%
24 Hour Holdings III LLC 8% 6/1/22 (c)	1,875,000	1,734,375
NCL Corp. Ltd. 5% 2/15/18	4,365,000	4,408,650
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	1,955,000	1,974,550
7.5% 10/15/27	530,000	604,200
		8,721,775
Metals/Mining - 3.2%
CONSOL Energy, Inc. 5.875% 4/15/22 (c)	1,500,000	1,477,500
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (c)	3,545,000	3,664,644
Imperial Metals Corp. 7% 3/15/19 (c)	425,000	400,563
Murray Energy Corp.:
8.625% 6/15/21 (c)	1,205,000	1,247,175
9.5% 12/5/20 (c)	2,505,000	2,755,500
New Gold, Inc. 6.25% 11/15/22 (c)	1,650,000	1,670,625
Peabody Energy Corp.:
6.25% 11/15/21	1,160,000	1,078,800
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - continued
Peabody Energy Corp.: - continued
7.875% 11/1/26	$ 915,000	$ 882,975
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (c)	420,000	436,800
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (c)	815,000	782,400
Walter Energy, Inc. 11% 4/1/20 pay-in-kind (c)(f)	185,000	87,875
		14,484,857
Paper - 0.8%
Sappi Papier Holding GmbH:
6.625% 4/15/21 (c)	2,948,000	3,051,180
7.75% 7/15/17 (c)	745,000	800,875
		3,852,055
Publishing/Printing - 1.7%
Cenveo Corp. 6% 8/1/19 (c)	285,000	267,188
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	3,500,000	3,867,500
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (c)(f)	2,925,000	2,764,125
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	635,000	633,413
7% 2/15/22	320,000	337,600
		7,869,826
Restaurants - 0.4%
1011778 BC ULC/New Red Finance, Inc. 6% 4/1/22 (c)(e)	1,885,000	1,873,219
Services - 5.6%
Abengoa Greenfield SA 6.5% 10/1/19 (c)	1,235,000	1,232,221
ADT Corp. 4.125% 4/15/19	1,085,000	1,063,300
Anna Merger Sub, Inc. 7.75% 10/1/22 (c)	710,000	713,550
APX Group, Inc.:
6.375% 12/1/19	3,065,000	2,965,388
8.75% 12/1/20	1,720,000	1,565,200
8.75% 12/1/20 (c)	700,000	637,000
Audatex North America, Inc. 6% 6/15/21 (c)	1,575,000	1,614,375
Bankrate, Inc. 6.125% 8/15/18 (c)	1,811,000	1,779,308
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (c)	680,000	698,700
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (c)	2,295,000	2,306,475
CBRE Group, Inc. 5.25% 3/15/25	475,000	472,031
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - continued
FTI Consulting, Inc. 6.75% 10/1/20	$ 3,130,000	$ 3,251,288
Garda World Security Corp.:
7.25% 11/15/21 (c)	635,000	631,825
7.25% 11/15/21 (c)	205,000	203,975
Hertz Corp.:
4.25% 4/1/18	840,000	825,300
6.25% 10/15/22	1,530,000	1,549,125
The Geo Group, Inc. 5.875% 1/15/22	1,280,000	1,292,800
The GEO Group, Inc. 5.875% 10/15/24	540,000	541,350
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (f)	2,290,000	2,370,150
		25,713,361
Shipping - 1.6%
Aguila 3 SA 7.875% 1/31/18 (c)	2,035,000	2,085,875
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	1,620,000	1,563,300
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (c)	2,140,000	2,033,000
8.125% 2/15/19	1,445,000	1,358,300
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)	450,000	445,500
		7,485,975
Steel - 1.9%
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	3,685,000	3,721,850
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	465,000	490,575
11.25% 10/15/18	1,055,000	1,160,500
Steel Dynamics, Inc.:
5.125% 10/1/21 (c)	850,000	862,750
5.5% 10/1/24 (c)	425,000	427,125
6.125% 8/15/19	1,930,000	2,038,563
		8,701,363
Super Retail - 0.8%
Best Buy Co., Inc. 5% 8/1/18	835,000	860,050
J.C. Penney Co., Inc. 8.125% 10/1/19	635,000	619,125
JC Penney Corp., Inc.:
5.65% 6/1/20	480,000	403,200
5.75% 2/15/18	680,000	635,800
7.4% 4/1/37	1,385,000	1,156,475
		3,674,650
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - 4.6%
ADT Corp.:
4.125% 6/15/23	$ 370,000	$ 329,300
6.25% 10/15/21	1,010,000	1,045,350
Advanced Micro Devices, Inc.:
6.75% 3/1/19	2,630,000	2,656,300
7% 7/1/24	505,000	482,275
BMC Software Finance, Inc. 8.125% 7/15/21 (c)	1,775,000	1,704,000
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (c)(f)	720,000	662,400
Brocade Communications Systems, Inc. 4.625% 1/15/23	1,130,000	1,084,800
Compiler Finance Sub, Inc. 7% 5/1/21 (c)	350,000	330,750
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (c)(f)	210,000	207,900
Lucent Technologies, Inc.:
6.45% 3/15/29	2,710,000	2,554,175
6.5% 1/15/28	865,000	815,263
Micron Technology, Inc. 5.875% 2/15/22 (c)	695,000	719,325
Nuance Communications, Inc. 5.375% 8/15/20 (c)	1,640,000	1,603,100
NXP BV/NXP Funding LLC 3.75% 6/1/18 (c)	2,190,000	2,151,675
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (c)	1,360,000	1,013,200
VeriSign, Inc. 4.625% 5/1/23	360,000	347,400
Viasystems, Inc. 7.875% 5/1/19 (c)	975,000	1,021,313
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	1,185,000	1,279,800
13.375% 10/15/19	910,000	1,023,750
		21,032,076
Telecommunications - 8.6%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (c)	420,000	424,725
6.75% 11/15/20 (c)	3,235,000	3,283,525
8.875% 1/1/20 (c)	965,000	1,044,613
Altice Financing SA:
6.5% 1/15/22 (c)	200,000	205,000
7.875% 12/15/19 (c)	1,170,000	1,247,513
Altice Finco SA 9.875% 12/15/20 (c)	2,530,000	2,833,600
Columbus International, Inc. 7.375% 3/30/21 (c)	3,830,000	3,983,200
Digicel Group Ltd.:
6% 4/15/21 (c)	1,410,000	1,395,900
7% 2/15/20 (c)	200,000	206,000
7.125% 4/1/22 (c)	960,000	958,080
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Digicel Group Ltd.: - continued
8.25% 9/1/17 (c)	$ 2,560,000	$ 2,608,128
8.25% 9/30/20 (c)	1,680,000	1,730,568
DigitalGlobe, Inc. 5.25% 2/1/21 (c)	2,020,000	1,939,200
FairPoint Communications, Inc. 8.75% 8/15/19 (c)	1,310,000	1,372,225
Inmarsat Finance PLC 4.875% 5/15/22 (c)	755,000	738,013
Level 3 Escrow II, Inc. 5.375% 8/15/22 (c)	1,455,000	1,433,175
Level 3 Financing, Inc. 3.8229% 1/15/18 (c)(f)	885,000	871,991
MasTec, Inc. 4.875% 3/15/23	425,000	397,375
SBA Communications Corp. 4.875% 7/15/22 (c)	950,000	912,000
Sprint Capital Corp.:
6.875% 11/15/28	345,000	329,475
8.75% 3/15/32	1,670,000	1,822,388
Sprint Communications, Inc. 9% 11/15/18 (c)	345,000	398,475
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	685,000	705,550
6% 3/1/23	855,000	853,931
6.375% 3/1/25	760,000	754,566
6.464% 4/28/19	1,070,000	1,111,463
6.5% 1/15/24	1,140,000	1,154,250
6.625% 4/1/23	1,140,000	1,165,650
TW Telecom Holdings, Inc.:
5.375% 10/1/22	840,000	903,000
6.375% 9/1/23	435,000	487,200
Wind Acquisition Finance SA:
4.75% 7/15/20 (c)	1,125,000	1,080,000
7.375% 4/23/21 (c)	1,170,000	1,175,850
		39,526,629
Textiles & Apparel - 0.2%
The William Carter Co. 5.25% 8/15/21	1,015,000	1,045,450
TOTAL NONCONVERTIBLE BONDS (Cost $391,515,633)		391,526,234
Commercial Mortgage Securities - 0.0%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (c)(f) (Cost $135,987)	250,139	163,491
Common Stocks - 0.0%
	Shares	Value
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(c) (Cost $584,498)	0*	$ 62,400
Nonconvertible Preferred Stocks - 0.5%

Banks & Thrifts - 0.5%
Royal Bank of Scotland Group PLC Series S, 6.60% (Cost $2,156,155)	88,161	2,187,274
Bank Loan Obligations - 10.4%
	Principal Amount
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (f)	$ 513,713	506,007
Automotive - 0.2%
Allison Transmission, Inc. Tranche B 3LN, term loan 3.75% 8/23/19 (f)	267,975	264,974
Chrysler Group LLC term loan 3.25% 12/31/18 (f)	562,175	550,932
		815,906
Broadcasting - 0.8%
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (f)	3,465,000	3,322,069
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (f)	277,900	273,037
		3,595,106
Building Materials - 0.2%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (f)	892,763	879,371
Tranche 2LN, term loan 7.75% 4/1/22 (f)	180,000	179,100
		1,058,471
Cable TV - 0.1%
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (f)	383,350	380,954
Tranche B 2LN, term loan 4.5% 5/8/20 (f)	331,650	329,577
		710,531
Capital Goods - 0.4%
Husky Injection Molding Systems Ltd.:
Tranche 1LN, term loan 4.25% 6/30/21 (f)	1,205,399	1,193,345
Tranche 2LN, term loan 7.25% 6/30/22 (f)	465,000	455,119
		1,648,464
Bank Loan Obligations - continued
	Principal Amount	Value
Containers - 0.7%
Berlin Packaging, LLC:
Tranche 2LN, term loan 9/24/22 (g)	$ 275,000	$ 272,250
Tranche B 1LN, term loan 4.5% 9/24/21 (f)	850,000	850,000
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (f)	442,775	432,813
Signode Packaging Systems, Inc. Tranche B, term loan 4% 5/1/21 (f)	1,613,111	1,580,849
		3,135,912
Diversified Financial Services - 0.6%
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (f)	685,000	677,294
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (f)	515,000	512,425
Tranche B 1LN, term loan 4.75% 9/11/21 (f)	130,000	129,350
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (f)	1,625,000	1,663,594
		2,982,663
Electric Utilities - 0.6%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (f)	1,542,191	1,501,709
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (f)	695,000	688,050
Southwire LLC, Tranche B, term loan 3.2538% 2/10/21 (f)	378,100	371,975
		2,561,734
Energy - 0.9%
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (f)	1,055,000	1,027,011
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (f)	1,645,000	1,649,113
Tranche B 1LN, term loan 3.875% 9/30/18 (f)	168,462	165,935
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (f)	1,196,261	1,140,934
TPF II Power, LLC Tranche B, term loan 9/24/21 (g)	205,000	204,488
		4,187,481
Gaming - 0.6%
Aristocrat International (Pty) Ltd. Tranche B, term loan 9/29/21 (g)	1,255,000	1,240,881
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (f)	174,563	166,271
Bank Loan Obligations - continued
	Principal Amount	Value
Gaming - continued
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (f)	$ 287,825	$ 285,666
Scientific Games Corp. Tranch B 2LN, term loan 9/17/21 (g)	1,260,000	1,231,650
		2,924,468
Healthcare - 1.1%
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (f)	64,838	64,027
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (f)	1,064,650	1,049,745
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (f)	1,800,950	1,764,931
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (f)	592,636	578,561
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (f)	545,000	542,275
Tranche B 1LN, term loan 4.2532% 1/28/21 (f)	965,150	941,021
		4,940,560
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (f)	94,763	94,407
Metals/Mining - 0.5%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (f)	697,950	683,119
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (f)	1,569,150	1,522,076
		2,205,195
Publishing/Printing - 0.4%
ARC Document Solutions, Inc. Tranche B, term loan 6.25% 12/20/18 (f)	1,876,500	1,885,883
Restaurants - 0.6%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (f)	2,620,464	2,545,125
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (f)	174,563	173,908
Tranche B 2LN, term loan 9.25% 7/15/21 (f)	195,000	193,538
		2,912,571
Services - 1.3%
ARAMARK Corp. Tranche F, term loan 3.25% 2/24/21 (f)	731,325	716,699
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (f)	1,285,288	1,282,074
Bank Loan Obligations - continued
	Principal Amount	Value
Services - continued
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (f)	$ 900,000	$ 885,375
Garda World Security Corp.:
term loan 4% 11/8/20 (f)	1,178,732	1,161,051
Tranche DD, term loan 4% 11/8/20 (f)	301,536	297,013
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (f)	1,064,532	1,019,289
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (f)	462,675	455,735
		5,817,236
Shipping - 0.1%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (f)	352,338	353,218
Steel - 0.2%
Atkore International, Inc.:
Tranche 2LN, term loan 7.75% 10/9/21 (f)	290,000	288,188
Tranche B 1LN, term loan 4.5% 4/9/21 (f)	523,688	519,760
		807,948
Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (f)	50,000	49,375
6% 5/22/18 (f)	900,441	897,064
		946,439
Technology - 0.8%
DealerTrack Holdings, Inc. Tranche B LN, term loan 3.5% 2/28/21 (f)	1,035,114	1,019,587
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (f)	238,468	233,103
NXP BV Tranche D, term loan 3.25% 1/11/20 (f)	1,039,500	1,023,908
Sungard Availability Services Capital, Inc. Tranche B, term loan 6% 3/31/19 (f)	1,333,300	1,229,969
		3,506,567
TOTAL BANK LOAN OBLIGATIONS (Cost $48,193,988)		47,596,767
Preferred Securities - 1.1%
	Principal Amount	Value
Banks & Thrifts - 1.1%
Barclays Bank PLC 7.625% 11/21/22	$ 2,580,000	$ 2,843,631
Barclays PLC 8.25% (d)(f)	475,000	489,191
Credit Agricole SA 6.625% (c)(d)(f)	855,000	817,296
HSBC Holdings PLC 5.625% (d)(f)	1,095,000	1,089,691
TOTAL PREFERRED SECURITIES (Cost $5,054,712)		5,239,809
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.12% (b) (Cost $12,632,444)	12,632,444	12,632,444
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $460,273,417)		459,408,419
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,501,247)
NET ASSETS - 100%		$ 457,907,172
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $198,502,556 or 43.3% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) The coupon rate will be determined upon settlement of the loan after period end.
* Amount represents less than 1 share.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,933
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$ 2,187,274	$ 2,187,274	$ -	$ -
Telecommunication Services	62,400	-	-	62,400
Corporate Bonds	391,526,234	-	391,526,234	-
Commercial Mortgage Securities	163,491	-	-	163,491
Bank Loan Obligations	47,596,767	-	47,596,767	-
Preferred Securities	5,239,809	-	5,239,809	-
Money Market Funds	12,632,444	12,632,444	-	-
Total Investments in Securities:	$ 459,408,419	$ 14,819,718	$ 444,362,810	$ 225,891
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	72.9%
Luxembourg	4.8%
Canada	3.8%
Bermuda	3.4%
Austria	2.4%
Netherlands	2.0%
United Kingdom	2.0%
Australia	1.7%
Ireland	1.6%
Marshall Islands	1.4%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $447,640,973)	$ 446,775,975
Fidelity Central Funds (cost $12,632,444)	12,632,444
Total Investments (cost $460,273,417)		$ 459,408,419
Cash		1,742,258
Receivable for investments sold		2,868,639
Receivable for fund shares sold		138,773
Interest receivable		7,545,974
Distributions receivable from Fidelity Central Funds		1,024
Total assets		471,705,087

Liabilities
Payable for investments purchased Regular delivery	$ 6,891,237
Delayed delivery	6,681,378
Payable for fund shares redeemed	221,282
Distributions payable	251
Other payables and accrued expenses	3,767
Total liabilities		13,797,915

Net Assets		$ 457,907,172
Net Assets consist of:
Paid in capital		$ 458,772,170
Net unrealized appreciation (depreciation) on investments		(864,998)
Net Assets, for 4,489,186 shares outstanding		$ 457,907,172
Net Asset Value, offering price and redemption price per share ($457,907,172 ÷ 4,489,186 shares)		$ 102.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 247,682
Interest		26,935,792
Income from Fidelity Central Funds		13,933
Total income		27,197,407

Expenses
Custodian fees and expenses	$ 11,600
Independent directors' compensation	1,852
Total expenses before reductions	13,452
Expense reductions	(2,442)	11,010
Net investment income (loss)		27,186,397
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,071,683
Change in net unrealized appreciation (depreciation) on investment securities		(2,936,030)
Net gain (loss)		1,135,653
Net increase (decrease) in net assets resulting from operations		$ 28,322,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,186,397	$ 29,810,085
Net realized gain (loss)	4,071,683	27,157,035
Change in net unrealized appreciation (depreciation)	(2,936,030)	(25,949,056)
Net increase (decrease) in net assets resulting from operations	28,322,050	31,018,064
Distributions to partners from net investment income	(26,736,878)	(28,714,380)
Affiliated share transactions Proceeds from sales of shares	44,382,802	39,735,334
Reinvestment of distributions	26,722,503	28,704,798
Cost of shares redeemed	(20,801,115)	(202,170,821)
Net increase (decrease) in net assets resulting from share transactions	50,304,190	(133,730,689)
Total increase (decrease) in net assets	51,889,362	(131,427,005)

Net Assets
Beginning of period	406,017,810	537,444,815
End of period	$ 457,907,172	$ 406,017,810
Other Affiliated Information Shares
Sold	428,474	387,033
Issued in reinvestment of distributions	256,831	279,877
Redeemed	(200,234)	(1,961,316)
Net increase (decrease)	485,071	(1,294,406)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 101.40	$ 101.43	$ 91.48	$ 96.05	$ 88.49
Income from Investment Operations
Net investment income (loss) B	6.317	6.723	7.580	7.783	8.328
Net realized and unrealized gain (loss)	.503	(.282) F	9.372	(5.177)	6.532
Total from investment operations	6.820	6.441	16.952	2.606	14.860
Distributions to partners from net investment income	(6.220)	(6.471)	(7.002)	(7.176)	(7.300)
Net asset value, end of period	$ 102.00	$ 101.40	$ 101.43	$ 91.48	$ 96.05
Total ReturnA	6.77%	6.46%	19.03%	2.48%	17.45%
Ratios to Average Net AssetsC, G
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any E	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions E	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	6.07%	6.54%	7.74%	7.94%	9.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,907	$ 406,018	$ 537,445	$ 498,050	$ 599,814
Portfolio turnover rateD	74%	87%	51%	69%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2014

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,086,785
Gross unrealized depreciation	(8,639,308)
Net unrealized appreciation (depreciation) on securities	$ (552,523)

Tax Cost	$ 459,960,942

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $369,896,859 and $319,467,539, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc.( the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $1,852.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $590.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity High Income Central Fund 1 as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2014

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMRC and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Floating Rate
Central Fund

Annual Report

September 30, 2014

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

FR1-ANN-1114
1.814672.109

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2014	Past 1 year	Past 5 years	Life of fundA
Fidelity® Floating Rate Central Fund	5.78%	8.41%	6.47%

A From December 15, 2004.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

* From December 31, 2004 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Market Recap: Floating-rate bank loans generated a positive return for the 12 months ending September 30, 2014, but performance weakened in the period's latter months amid strong outflows from retail mutual funds. For the year, the S&P®/LSTA Leveraged Performing Loan Index rose 3.90%, performing about in line with the broad investment-grade fixed-income market, as measured by the 3.96% return of the Barclays® U.S. Aggregate Bond Index, but lagging the 7.23% gain of The BofA Merrill LynchSM US High Yield Constrained Index. Global economic concerns and geopolitical tension caused U.S. Treasury yields to decline during the final three months of the period, prompting investors to shift away from bank debt and towards bonds with longer maturities and greater interest-rate sensitivity. Additionally, high-yield managers at this time sold liquid bank loans in their portfolios to help meet redemptions, further pressuring the market. Collateralized loan obligations (CLOs) - securities in which business loans are pooled to create a diversified income stream - were a bright spot during this time, creating demand for B-rated loans that were coveted for their yields. Within the index, the best-performing industries were utilities, publishing, and radio & television, whereas food service and leisure goods/activities/movies languished.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Floating Rate Central Fund: For the year, the fund returned 5.78%, outpacing the S&P®/LSTA Leveraged Performing Loan Index. Beneficial security selection, particularly in lodging & casinos, chemicals & plastics and telecommunication services, fueled the fund's strong relative performance. From a credit-quality perspective, selections in B-rated and BB-rated loans, along with an underweighting in the latter category, dovetailed nicely with late-period market dynamics and helped bolster the fund's return versus the benchmark. There were few areas of significant weakness, although the fund's cash stake slightly detracted in a rising market. Security selection in utilities was relatively negative, but this was more than offset by substantially overweighting this top-performing industry. The biggest individual contributors were two out-of-index equity positions: resort operator Kerzner International - which the fund no longer held at period end - and Netherlands-based chemicals producer LyondellBasell Industries. Overweightings in telecom companies Avaya and FairPoint Communications also aided the fund's relative return. On the downside, an underweighting in bankrupt electric utility TXU Energy and an out-of-benchmark position in medical transcription and speech-recognition software provider MModal were the primary detractors. We sold Avaya and MModal from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 to September 30, 2014
Actual	.0009%	$ 1,000.00	$ 1,012.00	$ -
HypotheticalA		$ 1,000.00	$ 1,025.06	$ -

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Kronos, Inc.	1.8	1.7
Scientific Games Corp.	1.6	0.0
Dell International LLC	1.5	0.7
Caesars Entertainment Resort Properties LLC	1.4	1.7
Albertson's LLC	1.4	0.3
	7.7
Top Five Market Sectors as of September 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	9.1	12.0
Gaming	8.5	6.1
Energy	8.0	7.2
Healthcare	6.2	6.9
Electric Utilities	5.4	5.1
Quality Diversification (% of fund's net assets)
As of September 30, 2014	As of March 31, 2014
BBB 1.9%	BBB 3.3%
BB 26.0%	BB 21.8%
B 52.0%	B 56.4%
CCC,CC,C 5.8%	CCC,CC,C 6.7%
Not Rated 4.7%	Not Rated 7.0%
Equities 0.8%	Equities 0.9%
Short-Term Investments and Net Other Assets 8.8%	Short-Term Investments and Net Other Assets 3.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2014 *		As of March 31, 2014 **
	Bank Loan Obligations 89.0%		Bank Loan Obligations 94.0%
	Nonconvertible Bonds 1.4%		Nonconvertible Bonds 1.2%
	Common Stocks 0.8%		Common Stocks 0.9%
	Short-Term Investments and Net Other Assets (Liabilities) 8.8%		Short-Term Investments and Net Other Assets (Liabilities) 3.9%
* Foreign investments	10.6%	** Foreign investments	10.8%

Annual Report

Investments September 30, 2014

Showing Percentage of Net Assets

Bank Loan Obligations (f) - 89.0%
	Principal Amount	Value
Aerospace - 0.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (e)	$ 1,405,000	$ 1,392,706
Air Transportation - 0.3%
U.S. Airways, Inc. Tranche B 1LN, term loan 3.5% 5/23/19 (e)	4,207,500	4,123,350
Automotive - 1.2%
Chrysler Group LLC term loan 3.25% 12/31/18 (e)	4,972,506	4,873,056
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (e)	4,000,000	3,965,000
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (e)	2,675,795	2,659,072
Tranche 2LN, term loan 10% 11/27/21 (e)	2,490,000	2,486,888
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (e)	3,000,000	2,947,500
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (e)	2,962,650	2,918,210
		19,849,726
Broadcasting - 1.3%
Clear Channel Capital I LLC Tranche B, term loan 3.804% 1/29/16 (e)	3,403,721	3,369,684
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (e)	5,950,000	5,704,563
ION Media Networks, Inc. Tranche B, term loan 5% 12/18/20 (e)	4,819,427	4,807,378
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (e)	6,902,788	6,781,989
		20,663,614
Building Materials - 0.6%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (e)	3,440,250	3,375,745
GYP Holdings III Corp. Tranche 2LN, term loan 7.75% 4/1/22 (e)	2,420,000	2,407,900
Interline Brands, Inc. Tranche B, term loan 4% 3/17/21 (e)	3,223,800	3,155,294
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (e)	606,950	593,294
		9,532,233
Cable TV - 3.1%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (e)	4,805,413	4,739,338
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (e)	4,917,551	4,757,730
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Cable TV - continued
CSC Holdings LLC Tranche B, term loan 2.654% 4/17/20 (e)	$ 4,095,472	$ 3,972,608
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (e)	1,305,000	1,295,213
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (e)	9,398,777	9,340,035
Tranche B 2LN, term loan 4.5% 5/8/20 (e)	8,131,223	8,080,403
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (e)	3,600,000	3,501,000
WideOpenWest Finance LLC Tranche B, term loan 4.75% 4/1/19 (e)	4,893,526	4,875,176
Zayo Group LLC Tranche B, term loan 4% 7/2/19 (e)	681,518	670,443
Ziggo B.V.:
Tranche B 1LN, term loan:
1/15/22 (g)	204,255	198,638
3.25% 1/15/22 (e)	3,493,617	3,397,543
Tranche B 2LN, term loan:
1/15/22 (g)	191,489	186,223
3.25% 1/15/22 (e)	2,191,489	2,131,223
Tranche B 3LN, term loan 1/15/22 (g)	3,919,149	3,811,372
		50,956,945
Capital Goods - 0.6%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (e)	1,177,931	1,177,931
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (e)	3,376,538	3,376,538
SRAM LLC. Tranche B, term loan 4.0213% 4/10/20 (e)	5,108,759	4,955,496
		9,509,965
Chemicals - 1.0%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (e)	575,000	578,594
Tranche B 1LN, term loan 4.5348% 6/12/21 (e)	1,761,863	1,757,458
Chromaflo Technologies Corp.:
Tranche 2LN, term loan 8.25% 6/2/20 (e)	2,000,000	1,995,000
Tranche B 1LN, term loan 4.5% 12/2/19 (e)	3,970,000	3,945,188
Kronos Worldwide, Inc. Tranche B, term loan 4.75% 2/18/20 (e)	5,004,850	4,979,826
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (e)	4,052,479	3,956,233
		17,212,299
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Consumer Products - 1.7%
Calceus Acquisition, Inc. Tranche B 1LN, term loan 5% 2/1/20 (e)	$ 3,960,000	$ 3,841,200
KIK Custom Products, Inc. Tranche B 1LN, term loan 5.5% 4/29/19 (e)	5,327,991	5,314,671
Revlon Consumer Products Corp. term loan 4% 8/19/19 (e)	7,977,500	7,877,781
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (e)	6,501,753	6,144,156
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (e)	5,673,942	5,567,555
		28,745,363
Containers - 3.3%
Anchor Glass Container Corp. Tranche B, term loan 4.25% 6/30/21 (e)	1,525,000	1,513,563
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (e)	9,741,175	9,570,704
Berlin Packaging, LLC:
Tranche 2LN, term loan:
9/24/22 (g)	2,000,000	1,980,000
9.75% 4/3/20 (e)	1,935,000	1,976,216
Tranche B 1LN, term loan 4.5% 9/24/21 (e)	5,000,000	5,000,000
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (e)	5,970,000	5,835,675
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (e)	8,504,338	8,494,132
Clondalkin Acquisition BV:
Tranche 2LN, term loan 10% 11/30/20 (e)	2,000,000	2,015,000
Tranche B 1LN, term loan 4.5% 5/31/20 (e)	3,950,000	3,910,500
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (e)	2,734,052	2,682,788
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4% 12/1/18 (e)	9,939,962	9,840,563
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (e)	2,016,208	1,996,046
		54,815,187
Diversified Financial Services - 3.8%
AlixPartners LLP Tranche 2LN, term loan 9% 7/10/21 (e)	3,500,000	3,552,500
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (e)	4,300,000	4,251,625
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (e)	2,470,000	2,470,000
Fly Funding II Sarl Tranche B, term loan 4.5% 8/9/19 (e)	3,489,672	3,472,223
Flying Fortress, Inc. term loan 3.5% 6/30/17 (e)	1,666,667	1,650,000
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Diversified Financial Services - continued
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (e)	$ 2,738,230	$ 2,700,579
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (e)	2,000,000	1,990,000
Tranche B 1LN, term loan 4.75% 9/11/21 (e)	3,620,000	3,601,900
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (e)	3,665,000	3,752,044
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (e)	8,000,000	7,850,000
Sheridan Investment Partners I, LLC:
Tranche B 2LN, term loan 4.25% 10/1/19 (e)	9,335,150	9,183,454
Tranche B, term loan 4.25% 10/1/18 (e)	1,955,000	1,918,344
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (e)	5,545,937	5,490,478
TransUnion LLC Tranche B, term loan 4% 4/9/21 (e)	8,975,000	8,851,594
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (e)	2,738,138	2,717,601
		63,452,342
Diversified Media - 0.9%
Advanstar Communications, Inc.:
Tranche 2LN, term loan 9.5% 6/6/20 (e)	1,000,000	998,750
Tranche B 1LN, term loan 5.5% 4/29/19 (e)	5,398,797	5,392,049
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (e)	4,962,500	4,937,688
WMG Acquisition Corp. term loan 3.75% 7/1/20 (e)	3,964,950	3,831,133
		15,159,620
Electric Utilities - 5.4%
Alfred Fueling Systems, Inc.:
Tranche 2LN, term loan 8.5% 6/20/22 (e)	1,000,000	985,000
Tranche B 1LN, term loan 4.75% 6/20/21 (e)	4,987,500	4,925,156
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
2.3821% 8/13/18 (e)(h)	432,482	436,271
6.375% 8/13/19 (e)	6,544,695	6,602,027
Bayonne Energy Center, LLC Tranche B, term loan 4.5% 8/19/21 (e)	4,994,305	4,981,819
Calpine Corp.:
Tranche B 3LN, term loan 4% 10/9/19 (e)	4,738,300	4,679,071
Tranche B 4LN, term loan 4% 10/31/20 (e)	2,977,500	2,936,559
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (e)	1,858,679	1,840,092
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (e)	3,050,000	3,050,000
EquiPower Resources Holdings LLC Tranche C, term loan 4.25% 12/31/19 (e)	2,898,327	2,883,835
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Electric Utilities - continued
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (e)	$ 6,322,365	$ 6,353,977
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (e)	20,000,000	19,800,000
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (e)	5,000,000	4,950,000
InterGen NV Tranche B, term loan 5.5% 6/13/20 (e)	5,934,725	5,956,981
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	5,058,859	4,989,553
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (e)	588,525	588,525
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (e)	1,067,325	1,063,323
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	1,732,923	1,683,101
TXU Energy LLC Tranche B, term loan:
4.6498% 10/10/14 (e)	1,202,894	888,638
4.6498% 10/10/17 (e)	11,084,000	8,243,725
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (e)	1,580,000	1,552,350
		89,390,003
Energy - 7.6%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (e)	3,932,729	4,021,216
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (e)	5,000,000	5,031,250
Citgo Petroleum Corp. Tranche B, term loan 4.5% 7/29/21 (e)	1,430,000	1,431,788
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (e)	3,000,000	2,906,250
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (e)	2,488,041	2,466,270
Tranche C, term loan 5.25% 3/14/21 (e)	174,457	172,930
EP Energy LLC term loan 4.5% 4/30/19 (e)	750,000	752,805
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (e)	4,593,333	4,512,950
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (e)	1,378,407	1,385,299
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (e)	11,478,328	11,406,588
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (e)	18,149,084	18,194,457
Tranche B 1LN, term loan 3.875% 9/30/18 (e)	3,400,664	3,349,654
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Energy - continued
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (e)	$ 3,233,750	$ 3,177,159
MRC Global, Inc. Tranche B, term loan 5.5171% 11/9/19 (e)	2,096,910	2,094,393
Northeast Wind Capital II, LLC Tranche B, term loan 5% 11/14/20 (e)	2,487,104	2,499,539
Offshore Group Investment Ltd. Tranche B, term loan 5% 10/25/17 (e)	4,423,650	4,246,704
Overseas Shipholding Group, Inc. Tranche B, term loan:
5.25% 8/5/19 (e)	1,396,500	1,401,737
5.75% 8/5/19 (e)	1,027,425	1,031,278
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (e)	2,656,375	2,570,043
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	10,057,943	10,208,813
Panda Temple Power, LLC term loan 7.25% 4/3/19 (e)	2,710,000	2,774,363
Ruby Western Pipeline Holdings LLC Tranche B, term loan 3.5% 3/27/20 (e)	3,701,136	3,654,871
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (e)	1,610,000	1,553,650
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (e)	2,984,962	2,846,908
Sheridan Investment Partners I term loan 4.25% 12/16/20 (e)	4,716,720	4,622,385
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (e)	656,130	643,007
Tranche M, term loan 4.25% 12/16/20 (e)	244,700	239,806
TerraForm Power Operating LLC Tranche B, term loan 4.75% 7/23/19 (e)	3,705,713	3,719,609
TPF II LC LLC Tranche B, term loan 7.75% 8/21/19 (e)	4,030,767	4,106,344
TPF II Power, LLC Tranche B, term loan 9/24/21 (g)	6,755,000	6,738,113
Vantage Drilling Co. Tranche B, term loan 5.75% 3/28/19 (e)	10,536,375	10,009,556
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (e)	2,243,050	2,226,227
		125,995,962
Entertainment/Film - 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (e)	2,290,000	2,255,650
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (e)	1,995,000	1,965,075
		4,220,725
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Environmental - 1.8%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (e)	$ 4,890,057	$ 4,761,693
Metal Services LLC Tranche B, term loan 6% 6/30/17 (e)	2,977,500	2,977,500
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (e)	9,727,238	9,678,602
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (e)	490,000	481,425
Tranche B 1LN, term loan 4% 12/18/20 (e)	9,845,961	9,599,812
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (e)	1,488,750	1,473,863
		28,972,895
Food & Drug Retail - 3.7%
Albertson's LLC:
Tranche B 3LN, term loan 4% 8/25/19 (e)	4,000,000	3,970,000
Tranche B 4LN, term loan 4.5% 8/25/21 (e)	19,350,000	19,253,250
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (e)	5,674,962	5,476,338
Grocery Outlet, Inc. Tranche B 1LN, term loan 6.5% 12/17/18 (e)	4,472,860	4,456,086
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (e)	6,912,500	6,903,859
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (e)	3,960,000	3,925,350
Rite Aid Corp.:
Tranche 2LN, term loan 5.75% 8/21/20 (e)	1,555,000	1,572,494
Tranche B 7LN, term loan 3.5% 2/21/20 (e)	2,612,037	2,572,856
Smart & Final, Inc. Tranche B, term loan 4.75% 11/15/19 (e)	6,319,971	6,288,372
Sprouts Farmers Market LLC Tranche B, term loan 4% 4/23/20 (e)	3,796,781	3,777,797
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (e)	3,000,000	2,936,250
		61,132,652
Food/Beverage/Tobacco - 3.1%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	1,935,000	1,925,325
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (e)	3,949,995	3,935,182
Tranche B 2LN, term loan 8.25% 11/30/20 (e)	3,000,000	3,015,000
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (e)	3,960,000	3,930,300
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Food/Beverage/Tobacco - continued
H.J. Heinz Co. Tranche B 2LN, term loan 3.5% 6/7/20 (e)	$ 22,398,295	$ 22,118,317
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (e)	1,566,075	1,542,584
Shearer's Foods, Inc.:
Tranche 2LN, term loan 7.75% 6/30/22 (e)	5,740,000	5,668,250
Tranche B 1LN, term loan 4.5% 6/30/21 (e)	9,105,000	8,991,188
		51,126,146
Gaming - 8.5%
Aristocrat International (Pty) Ltd. Tranche B, term loan 9/29/21 (g)	15,000,000	14,831,250
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (e)	24,990,752	23,897,407
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (e)	13,244,338	12,615,231
CBAC Borrower LLC Tranche B, term loan 8.25% 7/2/20 (e)	5,895,000	6,027,638
CCM Merger, Inc. Tranche B, term loan 4.5% 8/8/21 (e)	7,066,939	6,978,602
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (e)	2,680,814	2,647,304
Fantasy Springs Resort Casino term loan 0% 8/6/49 (c)	4,979,371	3,933,703
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (e)	6,520,553	6,569,457
5.5% 11/21/19 (e)	2,794,523	2,815,481
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	11,207,478	11,487,665
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (e)	5,150,420	5,041,231
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 11/19/19 (e)	2,575,538	2,527,246
Scientific Games Corp.:
Tranch B 2LN, term loan 9/17/21 (g)	25,000,000	24,437,500
Tranche B, term loan 4.25% 10/18/20 (e)	1,373,593	1,342,687
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (e)	10,773,830	10,599,294
Tropicana Entertainment, Inc. Tranche B, term loan 4% 11/27/20 (e)	4,049,100	3,988,364
		139,740,060
Healthcare - 6.2%
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (e)	7,000,000	6,912,500
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Healthcare - continued
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (e)	$ 10,894,780	$ 10,881,161
Tranche E, term loan 3.4846% 1/25/17 (e)	1,914,797	1,910,010
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (e)	5,000,000	4,975,000
Tranche B 1LN, term loan 4.5% 4/23/21 (e)	5,985,000	5,932,631
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (e)	4,719,564	4,749,061
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (e)	5,054,397	5,016,489
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (e)	1,055,000	1,058,956
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (e)	5,717,949	5,918,077
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (e)	3,980,000	3,900,400
HCA Holdings, Inc. Tranche B 5LN, term loan 2.9067% 3/31/17 (e)	11,598,523	11,511,535
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (e)	9,475,423	9,120,095
Millennium Labs, LLC Tranche B, term loan 5.25% 4/16/21 (e)	2,413,950	2,401,880
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (e)	5,227,727	5,103,569
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (e)	1,980,000	1,970,100
Tranche B 1LN, term loan 4.2532% 1/28/21 (e)	8,160,044	7,956,043
Polymer Group, Inc. Tranche B, term loan 5.25% 12/19/19 (e)	437,873	434,589
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (e)	1,042,440	1,039,834
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 7/24/20 (g)	610,000	610,000
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (e)	1,437,000	1,444,185
Tranche B 2LN, term loan 4.25% 7/3/19 (e)	4,388,559	4,344,673
Valeant Pharmaceuticals International Tranche BD 2LN, term loan 3.75% 2/13/19 (e)	5,000,000	4,968,750
		102,159,538
Homebuilders/Real Estate - 0.6%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (e)	47,466	46,991
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (e)	10,018,258	9,842,939
		9,889,930
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Hotels - 1.8%
Belmond Interfin Ltd. Tranche B, term loan 4% 3/21/21 (e)	$ 3,795,925	$ 3,729,496
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (e)	1,655,000	1,655,000
Tranche B 1LN, term loan 3.5% 6/27/20 (e)	3,727,350	3,662,121
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (e)	8,620,793	8,480,705
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (e)	7,821,334	7,743,120
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (e)	3,420,983	3,378,221
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (e)	987,525	985,056
		29,633,719
Insurance - 0.1%
CNO Financial Group, Inc. Tranche B 2LN, term loan 3.75% 9/28/18 (e)	2,323,940	2,297,796
Leisure - 2.2%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (e)	2,937,638	2,926,621
ClubCorp Club Operations, Inc. Tranche B, term loan 4% 7/24/20 (e)	10,000,000	9,875,000
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (e)	2,400,000	2,430,000
Tranche B 1LN, term loan 4.25% 2/1/20 (e)	5,374,915	5,294,292
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (e)	1,661,650	1,667,881
SeaWorld Parks & Entertainment, Inc. Tranche B 2LN, term loan 3% 5/14/20 (e)	5,000,000	4,725,000
SMG Tranche B 1LN, term loan 4.5% 2/27/20 (e)	4,342,337	4,336,909
Town Sports International LLC Tranche B, term loan 4.5% 11/15/20 (e)	5,955,000	5,121,300
		36,377,003
Metals/Mining - 3.6%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (e)	1,362,339	1,212,481
American Rock Salt Co. LLC:
Tranche 2LN, term loan 8% 5/20/22 (e)	485,000	489,850
Tranche B 1LN, term loan 4.75% 5/20/21 (e)	2,992,500	2,973,797
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 1/25/20 (e)	3,000,605	2,989,353
Tranche B 2LN, term loan 8.75% 1/25/21 (e)	3,445,000	3,479,450
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Metals/Mining - continued
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (e)	$ 4,437,514	$ 4,382,045
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (e)	18,421,338	18,029,885
Murray Energy Corp. Tranche B 1LN, term loan 5.25% 12/5/19 (e)	4,432,725	4,427,184
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (e)	2,000,000	2,002,600
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (e)	8,455,934	8,202,256
Walter Energy, Inc. Tranche B, term loan 7.25% 4/1/18 (e)	12,505,000	11,004,400
		59,193,301
Publishing/Printing - 1.8%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (e)	4,228,750	4,244,608
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	11,482,860	10,506,817
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (e)	2,179,125	2,170,953
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 5.75% 3/22/19 (e)	5,226,796	5,246,397
Proquest LLC Tranche B, term loan 9/24/21 (g)	8,000,000	7,990,000
		30,158,775
Restaurants - 1.4%
Burger King Worldwide, Inc. Tranche B, term loan 9/25/21 (g)	10,000,000	9,925,000
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (e)	5,000,000	4,856,250
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (e)	6,361,801	6,301,618
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (e)	2,500,000	2,490,625
		23,573,493
Services - 3.5%
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (e)	2,913,112	2,880,340
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (e)	8,000,000	7,870,000
Ceridian HCM, Inc. Tranche B 1LN, term loan 4.1515% 5/9/17 (e)	1,350,000	1,349,156
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Services - continued
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (e)	$ 9,490,088	$ 9,312,149
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (e)	1,550,710	1,544,895
Filtration Group Corp.:
Tranche 2LN, term loan 8.25% 11/21/21 (e)	570,000	567,863
Tranche B 1LN, term loan 4.5% 11/21/20 (e)	674,900	671,526
Karman Buyer Corp. Tranche 2LN, term loan 7.5% 7/25/22 (e)	995,000	980,075
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (e)	14,284,348	13,677,263
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (e)	5,967,506	5,877,994
Nord Anglia Education Tranche B, term loan 4.5% 3/31/21 (e)	4,987,500	4,950,094
Redtop Acquisitions Ltd. Tranche 2LN, term loan 8.25% 6/3/21 (e)	1,646,725	1,663,192
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (e)	7,000,000	6,912,500
		58,257,047
Shipping - 1.2%
American Commercial Lines, Inc. Tranche B, term loan 7.5% 9/22/19 (e)	5,907,241	5,907,241
Harvey Gulf International Tranche B, term loan 5.5032% 6/18/20 (e)	2,940,076	2,888,624
Navios Partners Finance (U.S.), Inc. Tranche B, term loan 5.25% 6/27/18 (e)	5,717,250	5,745,836
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (e)	5,955,000	5,969,888
		20,511,589
Steel - 0.1%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	1,601,969	1,591,957
Super Retail - 3.9%
Academy Ltd. Tranche B, term loan 4.5% 8/3/18 (e)	4,958,148	4,896,171
Bass Pro Group LLC Tranche B, term loan 3.75% 11/20/19 (e)	4,078,382	4,027,402
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (e)	1,735,000	1,752,350
Tranche B 1LN, term loan 4.5% 9/26/19 (e)	9,962,500	9,837,969
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (e)	1,994,944	1,940,083
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Super Retail - continued
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (e)	$ 4,790,500	$ 4,550,975
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (e)	1,545,000	1,525,688
6% 5/22/18 (e)	12,101,018	12,055,639
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (e)	3,602,331	3,575,313
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (e)	9,441,869	9,158,613
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	10,074,239	9,545,341
The Hillman Group, Inc. Tranche B, term loan 4.5% 6/30/21 (e)	1,147,125	1,144,257
		64,009,801
Technology - 9.1%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (e)	5,932,500	5,910,550
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (e)	1,220,775	1,208,567
Tranche B 2LN, term loan 7.5% 1/23/22 (e)	310,000	306,900
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (e)	5,446,350	5,402,098
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (e)	1,192,747	1,168,892
5% 9/10/20 (e)	10,428,099	10,245,608
Carros U.S., LLC Tranche B, term loan 4.5% 6/30/21 (e)	1,770,000	1,758,938
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (e)	960,000	949,200
CompuCom Systems, Inc. Tranche B, term loan 4.25% 5/9/20 (e)	3,722,863	3,564,641
Datapipe, Inc. Tranche B 1LN, term loan 5.25% 3/15/19 (e)	3,980,025	3,880,524
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (e)	25,567,319	25,408,793
Fibertech Networks, LLC Tranche B 1LN, term loan 4% 12/18/19 (e)	1,424,157	1,411,696
First Data Corp. term loan 3.6545% 3/24/17 (e)	18,896,917	18,590,031
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (e)	3,653,572	3,594,202
G.I. Peak Merger Sub Corp.:
Tranche 2LN, term loan 8.25% 6/17/22 (e)	1,370,000	1,356,300
Tranche B 1LN, term loan 5% 6/17/21 (e)	3,117,188	3,086,016
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Technology - continued
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (e)	$ 3,198,833	$ 3,134,857
Genesys Telecommunications Laboratories, Inc. Tranche B, term loan 4.5% 11/13/20 (e)	1,672,363	1,668,182
GXS Group, Inc. Tranche B, term loan 3.25% 1/16/21 (e)	1,980,025	1,957,750
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (e)	6,742,812	6,591,098
Information Resources, Inc. Tranche B, term loan 4.75% 9/30/20 (e)	2,752,474	2,749,171
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (e)	19,932,576	20,530,553
Tranche B 1LN, term loan 4.5% 10/30/19 (e)	9,781,377	9,708,016
Oberthur Technologies Tranche B 2LN, term loan 4.5% 10/18/19 (e)	6,877,676	6,869,079
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (e)	4,975,000	4,869,530
Tranche 2LN, term loan 8% 4/9/22 (e)	3,000,000	2,932,500
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (e)	2,359,088	2,362,036
		151,215,728
Telecommunications - 5.0%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (e)	10,655,035	10,801,541
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (e)	4,020,947	3,965,659
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (e)	5,510,000	5,482,450
Tranche D, term loan 3.75% 3/31/15 (e)	11,480,800	11,394,694
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (e)	1,364,225	1,362,520
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (e)	15,223,050	15,413,338
Integra Telecom Holdings, Inc.:
Tranche 2LN, term loan 9.75% 2/22/20 (e)	1,415,000	1,407,925
Tranche B, term loan 5.25% 2/22/19 (e)	2,432,987	2,417,903
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (e)	6,000,000	5,910,000
Level 3 Financing, Inc.:
Tranche B 3LN, term loan 4% 8/1/19 (e)	7,285,000	7,157,513
Tranche B 4LN, term loan 4% 1/15/20 (e)	5,000,000	4,912,500
Bank Loan Obligations (f) - continued
	Principal Amount	Value
Telecommunications - continued
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/11/21 (e)	$ 433,263	$ 428,930
Tranche B 1LN, term loan 4% 4/11/20 (e)	3,771,357	3,719,501
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (e)	215,000	213,925
Tranche B 1LN, term loan 4.75% 4/30/20 (e)	5,561,845	5,520,131
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (e)	2,533,811	2,521,142
		82,629,672
Textiles & Apparel - 0.2%
Party City Holdings, Inc. Tranche B LN, term loan 4% 7/27/19 (e)	3,786,388	3,720,126
TOTAL BANK LOAN OBLIGATIONS (Cost $1,476,987,670)		1,471,211,268
Nonconvertible Bonds - 1.4%

Broadcasting - 0.1%
Clear Channel Communications, Inc. 9% 12/15/19	1,807,000	1,820,553
Cable TV - 0.2%
Numericable Group SA 4.875% 5/15/19 (d)	2,330,000	2,300,875
Containers - 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.2341% 12/15/19 (d)(e)	3,725,000	3,603,938
Diversified Financial Services - 0.1%
MU Finance PLC 8.375% 2/1/17 (d)	2,142,481	2,217,468
Energy - 0.4%
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.7413% 8/1/19 (d)(e)	5,575,000	5,108,094
Offshore Group Investment Ltd. 7.125% 4/1/23	1,650,000	1,454,063
		6,562,157
Homebuilders/Real Estate - 0.2%
Realogy Corp. 7.625% 1/15/20 (d)	2,607,000	2,789,490
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	865,000	810,938
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	1,320,000	1,458,600
		2,269,538
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - 0.1%
Altice Financing SA 7.875% 12/15/19 (d)	$ 725,000	$ 773,031
Columbus International, Inc. 7.375% 3/30/21 (d)	1,225,000	1,274,000
		2,047,031
TOTAL NONCONVERTIBLE BONDS (Cost $23,608,912)		23,611,050
Common Stocks - 0.8%
	Shares
Chemicals - 0.6%
LyondellBasell Industries NV Class A	83,592	9,083,107
Publishing/Printing - 0.2%
Tribune Media Co. Class A (a)	56,422	3,712,568
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	51,778	785,472
TOTAL COMMON STOCKS (Cost $5,043,291)		13,581,147
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a)	2,903,495	29
Tribune Co. Claim (a)	45,406	45,406
TOTAL OTHER (Cost $45,435)		45,435
Money Market Funds - 23.5%

Fidelity Cash Central Fund, 0.12% (b) (Cost $388,646,890)	388,646,890	388,646,890
TOTAL INVESTMENT PORTFOLIO - 114.7% (Cost $1,894,332,198)		1,897,095,790
NET OTHER ASSETS (LIABILITIES) - (14.7)%		(243,811,256)
NET ASSETS - 100%		$ 1,653,284,534
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,877,834 or 1.1% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) The coupon rate will be determined upon settlement of the loan after period end.

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $321,273 and $324,087, respectively.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 84,543
Other Information

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,712,568	$ 3,712,568	$ -	$ -
Materials	9,083,107	9,083,107	-	-
Telecommunication Services	785,472	785,472	-	-
Bank Loan Obligations	1,471,211,268	-	1,439,325,421	31,885,847
Corporate Bonds	23,611,050	-	23,611,050	-
Other	45,435	-	-	45,435
Money Market Funds	388,646,890	388,646,890	-	-
Total Investments in Securities:	$ 1,897,095,790	$ 402,228,037	$ 1,462,936,471	$ 31,931,282
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 53,848,444
Net Realized Gain (Loss) on Investment Securities	1,019,733
Net Unrealized Gain (Loss) on Investment Securities	(1,224,264)
Cost of Purchases	5,378,000
Proceeds of Sales	(31,858,554)
Amortization/Accretion	604,388
Transfers into Level 3	4,118,100
Transfers out of Level 3	-
Ending Balance	$ 31,885,847
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2014	$ (666,774)
Other Investments in Securities
Beginning Balance	$ 3,243,974
Net Realized Gain (Loss) on Investment Securities	12,381,616
Net Unrealized Gain (Loss) on Investment Securities	(2,002,691)
Cost of Purchases	-
Proceeds of Sales	(13,577,464)
Investments in Securities:
Other Investments in Securities
Amortization/Accretion	$ -
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 45,435
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2014	$ -

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.4%
Australia	2.4%
Netherlands	2.0%
Luxembourg	1.8%
Canada	1.2%
United Kingdom	1.0%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,505,685,308)	$ 1,508,448,900
Fidelity Central Funds (cost $388,646,890)	388,646,890
Total Investments (cost $1,894,332,198)		$ 1,897,095,790
Cash		19,518,902
Receivable for investments sold		18,684,192
Receivable for fund shares sold		108,928
Interest receivable		9,607,187
Distributions receivable from Fidelity Central Funds		14,490
Total assets		1,945,029,489

Liabilities
Payable for investments purchased	$ 289,811,102
Payable for fund shares redeemed	189,907
Distributions payable	1,739,874
Other payables and accrued expenses	4,072
Total liabilities		291,744,955

Net Assets		$ 1,653,284,534
Net Assets consist of:
Paid in capital		$ 1,650,520,942
Net unrealized appreciation (depreciation) on investments		2,763,592
Net Assets, for 15,426,508 shares outstanding		$ 1,653,284,534
Net Asset Value, offering price and redemption price per share ($1,653,284,534 ÷ 15,426,508 shares)		$ 107.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2014

Investment Income
Dividends		$ 223,608
Interest		71,684,627
Income from Fidelity Central Funds		84,543
Total income		71,992,778

Expenses
Custodian fees and expenses	$ 10,992
Independent directors' compensation	5,727
Total expenses before reductions	16,719
Expense reductions	(10,809)	5,910
Net investment income (loss)		71,986,868
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		22,999,283
Change in net unrealized appreciation (depreciation) on Investment securities		(18,047,949)
Net gain (loss)		4,951,334
Net increase (decrease) in net assets resulting from operations		$ 76,938,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2014	Year ended September 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 71,986,868	$ 87,982,974
Net realized gain (loss)	22,999,283	33,491,063
Change in net unrealized appreciation (depreciation)	(18,047,949)	(20,151,181)
Net increase (decrease) in net assets resulting from operations	76,938,202	101,322,856
Distributions to partners from net investment income	(67,235,709)	(74,284,584)
Affiliated share transactions Proceeds from sales of shares	511,374,722	162,807,597
Reinvestment of distributions	45,245,720	48,879,555
Cost of shares redeemed	(255,661,943)	(482,226,653)
Net increase (decrease) in net assets resulting from share transactions	300,958,499	(270,539,501)
Total increase (decrease) in net assets	310,660,992	(243,501,229)

Net Assets
Beginning of period	1,342,623,542	1,586,124,771
End of period	$ 1,653,284,534	$ 1,342,623,542
Other Affiliated Information Shares
Sold	4,747,668	1,543,725
Issued in reinvestment of distributions	419,108	461,350
Redeemed	(2,359,702)	(4,558,996)
Net increase (decrease)	2,807,074	(2,553,921)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 106.39	$ 104.53	$ 95.32	$ 96.75	$ 90.83
Income from Investment Operations
Net investment income (loss) B	5.658	6.526	6.830	6.265	5.664
Net realized and unrealized gain (loss)	.412	.838	7.686	(3.149)	4.046
Total from investment operations	6.070	7.364	14.516	3.116	9.710
Distributions to partners from net investment income	(5.290)	(5.504)	(5.306)	(4.546)	(3.790)
Net asset value, end of period	$ 107.17	$ 106.39	$ 104.53	$ 95.32	$ 96.75
Total Return A	5.78%	7.19%	15.56%	3.09%	10.88%
Ratios to Average Net Assets C, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	5.25%	6.15%	6.79%	6.26%	6.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,653,285	$ 1,342,624	$ 1,586,125	$ 2,786,638	$ 2,820,838
Portfolio turnover rate D	66%	90%	47%G	57%	40%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2014

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the heirarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 24,838,809
Gross unrealized depreciation	(15,886,489)
Net unrealized appreciation (depreciation) on securities	$ 8,952,320

Tax Cost	$ 1,888,143,470

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Purchases and Sales of Investments. Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $1,105,486,041 and $871,715,830, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc.( the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

5. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $5,727.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,082.

6. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Floating Rate Central Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2014

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMRC and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and Fidelity bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Item 2. Code of Ethics

As of the end of the period, September 30, 2014, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity International Equity Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund and Fidelity Utilities Central Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$39,000	$-	$8,600	$600
Fidelity Consumer Staples Central Fund	$40,000	$-	$8,600	$600
Fidelity Emerging Markets Equity Central Fund	$43,000	$-	$6,900	$600
Fidelity Energy Central Fund	$43,000	$-	$9,600	$600
Fidelity Financials Central Fund	$44,000	$-	$9,600	$600
Fidelity Floating Rate Central Fund	$151,000	$-	$8,700	$600
Fidelity Health Care Central Fund	$41,000	$-	$8,600	$600
Fidelity High Income Central Fund 1	$55,000	$-	$8,700	$600
Fidelity Industrials Central Fund	$41,000	$-	$8,600	$600
Fidelity Information Technology Central Fund	$42,000	$-	$8,600	$600
Fidelity International Equity Central Fund	$48,000	$-	$6,900	$600
Fidelity Materials Central Fund	$40,000	$-	$8,700	$600
Fidelity Telecom Services Central Fund	$40,000	$-	$8,600	$600
Fidelity Utilities Central Fund	$39,000	$-	$8,700	$600

September 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$38,000	$-	$8,200	$500
Fidelity Consumer Staples Central Fund	$39,000	$-	$8,200	$500
Fidelity Emerging Markets Equity Central Fund	$43,000	$-	$6,900	$500
Fidelity Energy Central Fund	$42,000	$-	$9,300	$500
Fidelity Financials Central Fund	$43,000	$-	$9,400	$500
Fidelity Floating Rate Central Fund	$152,000	$-	$8,700	$500
Fidelity Health Care Central Fund	$39,000	$-	$8,200	$500
Fidelity High Income Central Fund 1	$55,000	$-	$8,700	$500
Fidelity Industrials Central Fund	$40,000	$-	$8,200	$500
Fidelity Information Technology Central Fund	$41,000	$-	$8,200	$500
Fidelity International Equity Central Fund	$49,000	$-	$6,900	$500
Fidelity Materials Central Fund	$39,000	$-	$8,400	$500
Fidelity Telecom Services Central Fund	$39,000	$-	$8,200	$500
Fidelity Utilities Central Fund	$38,000	$-	$8,400	$500

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2014A	September 30, 2013A
Audit-Related Fees	$150,000	$1,115,000
Tax Fees	$-	$-
All Other Fees	$745,000	$705,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2014 A	September 30, 2013 A
Deloitte Entities	$2,090,000	$2,055,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 26, 2014